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                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                               GALVESTON DIVISION

IN RE:                                     )
AMERICAN HOMESTAR CORPORATION              ) CASE NO. 01-80017-G3-11
AMERICAN HOMESTAR OF ALABAMA, INC.         ) CASE NO. 01-80018-G3-11
AMERICAN HOMESTAR OF BURLESON, L.P.        ) CASE NO. 01-80019-G3-11
AMERICAN HOMESTAR OF LANCASTER, L.P.       ) CASE NO. 01-80020-G3-11
AMERICAN HOMESTAR OF NORTH CAROLINA, INC.  ) CASE NO. 01-80021-G3-11
AMERICAN HOMESTAR WEST, INC.               ) CASE NO. 01-80022-G3-11
ASSOCIATED RETAILERS HOLDINGS, INC.        ) CASE NO. 01-80023-G3-11
ASSOCIATED RETAILERS GROUP, L.P.           ) CASE NO. 01-80024-G3-11
FIRST VALUE HOMES, INC.                    ) CASE NO. 01-80025-G3-11
GOLD MEDAL HOMES N.C., INC.                ) CASE NO. 01-80026-G3-11
GOLD MEDAL HOMES, INC.                     ) CASE NO. 01-80027-G3-11
HSTR GENERAL HOLDINGS, INC.                ) CASE NO. 01-80028-G3-11
NATIONWIDE HOUSING PROPERTIES, L.P.        ) CASE NO. 01-80029-G3-11
NATIONWIDE HOUSING SYSTEMS, L.P.           ) CASE NO. 01-80030-G3-11
NATIONWIDE NC HOMES, INC.                  ) CASE NO. 01-80031-G3-11
NATIONWIDE OF ALABAMA, INC.                ) CASE NO. 01-80032-G3-11
NATIONWIDE WEST, L.P.                      ) CASE NO. 01-80033-G3-11
OAK CREEK HOMES, L.P.                      ) CASE NO. 01-80034-G3-11
OAK CREEK HOUSING PROPERTIES, L.P.         ) CASE NO. 01-80035-G3-11
PACIFIC NORTHWEST HOMES, INC.              ) CASE NO. 01-80036-G3-11
PACIFIC II NORTHWEST HOMES, INC.           ) CASE NO. 01-80037-G3-11
R-ANELL CUSTOM HOMES, INC.,                ) CASE NO. 01-80038-G3-11
                                           ) (JOINTLY ADMINISTERED UNDER
         DEBTORS.                          ) CASE NO. 01-80017-G3-11)

                     DEBTORS' THIRD AMENDED JOINTLY PROPOSED
                             PLAN OF REORGANIZATION

AUGUST 14, 2001                              MARVIN ISGUR
                                             DAVID R. JONES
                                             FLOYD, ISGUR, RIOS & WARLICH, P.C.
                                             700 LOUISIANA, SUITE 4600
                                             HOUSTON, TEXAS 77002
                                             (713) 222-1470
                                             COUNSEL TO DEBTORS

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                                TABLE OF CONTENTS

1.  DEFINITIONS......................................................................................................2

    1.1.     Administrative Claim....................................................................................2
    1.2.     Administrative Claimant.................................................................................2
    1.3.     Affiliate Claims........................................................................................2
    1.4.     Allowed Claim...........................................................................................2
    1.5.     Allowed Administrative Claim............................................................................3
    1.6.     Allowed Amount..........................................................................................3
    1.7.     Allowed Priority Non-Tax Claim..........................................................................3
    1.8.     Allowed Priority Tax Claim..............................................................................3
    1.9.     Allowed Secured Claim...................................................................................3
    1.10.    Allowed Unsecured Claim.................................................................................3
    1.11.    Associates..............................................................................................3
    1.12.    Avoidance Action........................................................................................3
    1.13.    Avoided Lien............................................................................................3
    1.14.    Bankruptcy Code.........................................................................................3
    1.15.    Bankruptcy Court........................................................................................3
    1.16.    Bankruptcy Rules........................................................................................4
    1.17.    Cash....................................................................................................4
    1.18.    Chapter 11 Cases........................................................................................4
    1.19.    Claim...................................................................................................4
    1.20.    Claimant................................................................................................4
    1.21.    Collateral..............................................................................................4
    1.22.    Committee...............................................................................................4
    1.23.    Common Interest.........................................................................................4
    1.24.    Common Stock............................................................................................4
    1.25.    Confirmation Date.......................................................................................5
    1.26.    Confirmation Hearing....................................................................................5
    1.27.    Confirmation Order......................................................................................5
    1.28.    Consumer Claim..........................................................................................5
    1.29.    Core Collateral.........................................................................................5
    1.30.    Core Market.............................................................................................5
    1.31.    Creditor................................................................................................6
    1.32.    Cross Debtor Pro Rata Amount............................................................................6
    1.33.    Debtor..................................................................................................6
    1.34.    Debtors.................................................................................................6
    1.35.    Debtors in Possession...................................................................................6
    1.36.    Debtor in Possession Financing Secured Claims...........................................................6
    1.37.    Debtor in Possession Secured Guaranty Claims............................................................6
    1.38.    Deficiency Claim........................................................................................6
    1.39.    Disclosure Statement....................................................................................6
    1.40.    Disputed Claim..........................................................................................7
    1.41.    Disputed Claims Reserve.................................................................................7
    1.42.    Distribution............................................................................................7

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
    1.43.    Distributable Cash......................................................................................7
    1.44.    Effective Date..........................................................................................7
    1.45.    Electing State..........................................................................................7
    1.46.    Equity Interest.........................................................................................7
    1.47.    Estates.................................................................................................8
    1.48.    Exit Finance Facility...................................................................................8
    1.49.    Final Order.............................................................................................8
    1.50.    General Unsecured Claim.................................................................................8
    1.51.    Governmental Unit.......................................................................................8
    1.52.    Guarantees..............................................................................................8
    1.53.    Guarantors..............................................................................................8
    1.54.    Homestar Entities.......................................................................................8
    1.55.    Independent Litigation Officer..........................................................................8
    1.56.    Initial Dividend........................................................................................9
    1.57.    Interest................................................................................................9
    1.58.    Interest Holder.........................................................................................9
    1.59.    January 12, 2001 Orders.................................................................................9
    1.60.    LaSalle Deposit.........................................................................................9
    1.61.    Lien....................................................................................................9
    1.62.    Liquidating Debtors.....................................................................................9
    1.63.    Liquidating Officer.....................................................................................9
    1.64.    Liquidating Dividend....................................................................................9
    1.65.    Minimum Financial Performance Standards................................................................10
    1.66.    Net Proceeds...........................................................................................10
    1.67.    Non-Core Collateral....................................................................................10
    1.68.    Non Core Disposition Program...........................................................................10
    1.69.    Non-Core Facilities....................................................................................10
    1.70.    Non-Liquidating Debtors................................................................................10
    1.71.    Operating Debtors......................................................................................10
    1.72.    Payment Date...........................................................................................10
    1.73.    Penalty Claims.........................................................................................10
    1.74.    Person.................................................................................................10
    1.75.    Petition Date..........................................................................................10
    1.76.    Plan...................................................................................................10
    1.77.    Plan Ballot............................................................................................11
    1.78.    Plan Documents.........................................................................................11
    1.79.    Plan Rate..............................................................................................11
    1.80.    Post-Effective Date Earnings...........................................................................11
    1.81.    Prepetition Associates Indebtedness....................................................................11
    1.82.    Prepetition Associates Loan Agreement..................................................................11
    1.83.    Priority Non-Tax Claim.................................................................................11
    1.84.    Priority Tax Claim.....................................................................................12
    1.85.    Professional Fees......................................................................................12
    1.86.    Proportional Share of Administrative Expenses..........................................................12
    1.87.    Pro Rata...............................................................................................12
    1.88.    Reclamation Claims.....................................................................................12

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
    1.89.    Reorganized Debtors....................................................................................12
    1.90.    Reorganized Homestar...................................................................................12
    1.91.    Reserves...............................................................................................12
    1.92.    Schedules..............................................................................................12
    1.93.    Secured Claim..........................................................................................13
    1.94.    Series C Common Stock..................................................................................13
    1.95.    Series M Common Stock..................................................................................13
    1.96.    Stipulated Order.......................................................................................13
    1.97.    Debtor in Possession Unsecured Claims..................................................................13
    1.98.    Surety Bond............................................................................................13
    1.99.    Unencumbered Cash......................................................................................13
    1.100.   Unsecured Claim........................................................................................13
    1.101.   Warranty Claims........................................................................................14

2.  RULES OF CONSTRUCTION...........................................................................................14

3.  CLASSIFICATION OF CLAIMS........................................................................................14

    3.1.     Claims Against American Homestar Corporation...........................................................14
    3.2.     Claims Against American Homestar of Alabama, Inc.......................................................16
    3.3.     Claims Against American Homestar of Burleson, L.P......................................................17
    3.4.     Claims Against American Homestar of Lancaster, L.P.....................................................18
    3.5.     Claims Against American Homestar of North Carolina, Inc................................................19
    3.6.     Claims Against American Homestar West, Inc.............................................................21
    3.7.     Claims Against Associated Retailers Holdings, Inc......................................................22
    3.8.     Claims Against Associated Retailers Group, L.P.........................................................23
    3.9.     Claims Against First Value Homes, Inc..................................................................24
    3.10.    Claims Against Gold Medal Homes N.C., Inc..............................................................25
    3.11.    Claims Against Gold Medal Homes, Inc...................................................................27
    3.12.    Claims Against HSTR General Holdings, Inc..............................................................28
    3.13.    Claims Against Nationwide Housing Properties, L.P......................................................29
    3.14.    Claims Against Nationwide Housing Systems, L.P.........................................................30
    3.15.    Claims Against Nationwide N.C. Homes, Inc..............................................................31
    3.16.    Claims Against Nationwide of Alabama, Inc..............................................................33
    3.17.    Claims Against Nationwide West, L.P....................................................................34
    3.18.    Claims Against Oak Creek Homes, L.P....................................................................35
    3.19.    Claims Against Oak Creek Housing Properties, L.P.......................................................36
    3.20.    Claims Against Pacific Northwest Homes, Inc............................................................38
    3.21.    Claims Against Pacific II Northwest Homes, Inc.........................................................39
    3.22.    Claims Against R-Anell Custom Homes, Inc...............................................................40

4.  IMPAIRMENT OF CLAIMS AND RESOLUTION OF CLAIM CONTROVERSIES......................................................42

    4.1.     Impaired Classes.......................................................................................42
    4.2.     Unimpaired Classes.....................................................................................48
    4.3.     Controversy Concerning Classification, Impairment or Voting Rights.....................................49


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
    4.4.     Controversy Concerning Filing of Proofs of Claim Regarding Entity Against
             Which Claim Should be Allowed..........................................................................49

5.  TREATMENT OF IMPAIRED CLAIMS (AMERICAN HOMESTAR CORPORATION)....................................................50

    5.1.     Class American Homestar Corporation 2--Priority Tax Claims.............................................50
    5.2.     Class American Homestar Corporation 4--Debtor in Possession Secured Guaranty Claims....................50
    5.3.     Class American Homestar Corporation 5--Debtor in Possession Unsecured Claims...........................50
    5.4.     Class American Homestar Corporation 6--Other Secured Claims............................................51
    5.5.     Class American Homestar Corporation 7--Consumer Claims.................................................51
    5.6.     Class American Homestar Corporation 8--Convenience Claims..............................................51
    5.7.     Class American Homestar Corporation 9--General Unsecured Claims........................................52
    5.8.     Class American Homestar Corporation 10--Penalty Claims.................................................52
    5.9.     Class American Homestar Corporation 11--Subordinated Claims............................................52
    5.10.    Class American Homestar Corporation 12--Interests......................................................53

6.  TREATMENT OF IMPAIRED CLAIMS(AMERICAN HOMESTAR OF ALABAMA, INC.)................................................53

    6.1.     Class American Homestar of Alabama, Inc. 2--Priority  Tax Claims.......................................53
    6.2.     Class American Homestar of Alabama, Inc. 4--Debtor in Possession Secured Guaranty Claims...............53
    6.3.     Class American Homestar of Alabama, Inc. 5--Debtor in Possession Unsecured Claims......................54
    6.4.     Class American Homestar of Alabama, Inc. 6--Other Secured Claims.......................................54
    6.5.     Class American Homestar of Alabama, Inc. 7--Consumer Claims............................................54
    6.6.     Class American Homestar of Alabama, Inc. 8--Convenience Claims.........................................55
    6.7.     Class American Homestar of Alabama, Inc. 9--General Unsecured Claims...................................55
    6.8.     Class American Homestar of Alabama, Inc. 10--Penalty Claims............................................56
    6.9.     Class American Homestar of Alabama, Inc. 11--Subordinated Claims.......................................56
    6.10.    Class American Homestar of Alabama, Inc. 12--Interests.................................................56

7.  TREATMENT OF IMPAIRED CLAIMS (AMERICAN HOMESTAR OF BURLESON, L.P.)..............................................56

    7.1.     Class American Homestar of Burleson, L.P. 2--Priority Tax Claims.......................................56
    7.2.     Class American Homestar of Burleson, L.P. 4--Debtor in Possession Secured Guaranty Claims..............56
    7.3.     Class American Homestar of Burleson, L.P. 5--Debtor in Possession Unsecured Claims.....................57
    7.4.     Class American Homestar of Burleson, L.P. 6--Other Secured Claims......................................57
    7.5.     Class American Homestar of Burleson, L.P. 7--Consumer Claims...........................................57
    7.6.     Class American Homestar of Burleson, L.P. 8--Convenience Claims........................................58
    7.7.     Class American Homestar of Burleson, L.P. 9--General Unsecured Claims..................................58

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
    7.8.     Class American Homestar of Burleson, L.P. 10--Penalty Claims...........................................59
    7.9.     Class American Homestar of Burleson, L.P. 11--Subordinated Claims......................................59
    7.10.    Class American Homestar of Burleson, L.P. 12--Interests................................................59

8.  TREATMENT OF IMPAIRED CLAIMS (AMERICAN HOMESTAR OF LANCASTER, L.P.).............................................59

    8.1.     Class American Homestar of Lancaster, L.P. 2--Priority Tax Claims......................................59
    8.2.     Class American Homestar of Burleson, L.P. 4--Debtor in Possession Secured Guaranty Claims..............59
    8.3.     Class American Homestar of Lancaster, L.P. 5--Debtor in Possession Unsecured Claims....................60
    8.4.     Class American Homestar of Lancaster, L.P. 6--Other Secured Claims.....................................60
    8.5.     Class American Homestar of Lancaster, L.P. 7--Consumer Claims..........................................60
    8.6.     Class American Homestar of Lancaster, L.P. 8--Convenience Claims.......................................61
    8.7.     Class American Homestar of Lancaster, L.P. 9--General Unsecured Claims.................................61
    8.8.     Class American Homestar of Lancaster, L.P. 10--Penalty Claims.  Nothing shall be paid on account of the Claims in this class.........................................................62
    8.9.     Class American Homestar of Lancaster, L.P. 11--Subordinated Claims.....................................62
    8.10.    Class American Homestar of Lancaster, L.P. 12--Interests...............................................62

9.  TREATMENT OF IMPAIRED CLAIMS(AMERICAN HOMESTAR OF NORTH CAROLINA, INC.).........................................62

    9.1.     Class American Homestar of North Carolina, Inc. 2--Priority Tax Claims.................................62
    9.2.     Class American Homestar of North Carolina, Inc. 4--Debtor in Possession Secured Guaranty Claims........62
    9.3.     Class American Homestar of North Carolina, Inc. 5--Debtor in Possession Unsecured Claims...............63
    9.4.     Class American Homestar of North Carolina, Inc. 6--Other Secured Claims................................63
    9.5.     Class American Homestar of North Carolina, Inc. 7--Consumer Claims.....................................63
    9.6.     Class American Homestar of North Carolina, Inc. 8--Convenience Claims..................................64
    9.7.     Class American Homestar of North Carolina, Inc. 9--General Unsecured Claims............................64
    9.8.     Class American Homestar of North Carolina, Inc. 10--Penalty Claims.....................................65
    9.9.     Class American Homestar of North Carolina, Inc. 11--Subordinated Claims................................65
    9.10.    Class American Homestar of North Carolina, Inc. 12--Interests..........................................65

10. TREATMENT OF IMPAIRED CLAIMS (AMERICAN HOMESTAR WEST, INC.).....................................................65

    10.1.    Class American Homestar West, Inc. 2--Priority Tax Claims..............................................65
    10.2.    Class American Homestar West, Inc. 4--Debtor in Possession Secured Guaranty Claims.....................65
    10.3.    Class American Homestar West, Inc. 5--Debtor in Possession Unsecured Claims............................66
    10.4.    Class American Homestar West, Inc. 6--Other Secured Claims.............................................66
    10.5.    Class American Homestar West, Inc. 7--Consumer Claims..................................................66

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
    10.6.    Class American Homestar West, Inc. 8--Convenience Claims...............................................67
    10.7.    Class American Homestar West, Inc. 9--General Unsecured Claims.........................................67
    10.8.    Class American Homestar West, Inc. 10--Penalty Claims..................................................68
    10.9.    Class American Homestar West, Inc. 11--Subordinated Claims.............................................68
    10.10.   Class American Homestar West, Inc. 12--Interests.......................................................68

11. TREATMENT OF IMPAIRED CLAIMS (ASSOCIATED RETAILERS HOLDERS, INC.)...............................................68

    11.1.    Class Associated Retailers Holdings, Inc. 2--Priority Tax Claims.......................................68
    11.2.    Class Associated Retailers Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims..............68
    11.3.    Class Associated Retailers Holdings, Inc. 5--Debtor in Possession Unsecured Claims.....................69
    11.4.    Class Associated Retailers Holdings, Inc. 6--Other Secured Claims......................................69
    11.5.    Class Associated Retailers Holdings, Inc. 7--Convenience Claims........................................69
    11.6.    Class Associated Retailers Holdings, Inc. 8--General Unsecured Claims..................................70
    11.7.    Class Associated Retailers Holdings, Inc. 9--Penalty Claims............................................70
    11.8.    Class Associated Retailers Holdings, Inc. 10--Subordinated Claims......................................71
    11.9.    Class Associated Retailers Holdings, Inc. 11--Interests................................................71

12. TREATMENT OF IMPAIRED CLAIMS (ASSOCIATED RETAILERS GROUP, L.P.).................................................71

    12.1.    Class Associated Retailers Group, L.P. 2--Priority Tax Claims..........................................71
    12.2.    Class Associated Retailers Group, L.P. 4--Debtor in Possession Secured Guaranty Claims.................71
    12.3.    Class Associated Retailers Group, L.P. 5--Debtor in Possession Unsecured Claims........................72
    12.4.    Class Associated Retailers Group, L.P. 6--Other Secured Claims.........................................72
    12.5.    Class Associated Retailers Group, L.P. 7--Convenience Claims...........................................72
    12.6.    Class Associated Retailers Group, L.P. 8--General Unsecured Claims.....................................72
    12.7.    Class Associated Retailers Group, L.P. 9--Penalty Claims...............................................73
    12.8.    Class Associated Retailers Group, L.P. 10--Subordinated Claims.........................................73
    12.9.    Class Associated Retailers Group, L.P. 11--Interests...................................................73

13. TREATMENT OF IMPAIRED CLAIMS (FIRST VALUE HOMES, INC.)..........................................................73

    13.1.    Class First Value Homes, Inc. 2--Priority Tax Claims...................................................73
    13.2.    Class First Value Homes, Inc. 4--Debtor in Possession Secured Claims...................................73
    13.3.    Class First Value Homes, Inc. 5--Debtor in Possession Unsecured Claims.................................74
    13.4.    Class First Value Homes, Inc. 6--Other Secured Claims..................................................74
    13.5.    Class First Value Homes, Inc. 7---Associates Secured Claims............................................75
    13.6.    Class First Value Homes, Inc. 8--Consumer Claims.......................................................75
    13.7.    Class First Value Homes, Inc. 9--Convenience Claims....................................................76
    13.8.    Class First Value Homes, Inc. 10--General Unsecured Claims.............................................76
    13.9.    Class First Value Homes, Inc. 11--Penalty Claims.......................................................77

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
    13.10.   Class First Value Homes, Inc. 12--Subordinated Claims..................................................77
    13.11.   Class First Value Homes, Inc. 13--Interests............................................................77

14. TREATMENT OF IMPAIRED CLAIMS (GOLD MEDAL HOMES N.C., INC.)......................................................77

    14.1.    Class Gold Medal Homes N.C., Inc. 2--Priority Tax Claims...............................................77
    14.2.    Class Gold Medal Homes N.C., Inc. 4--Debtor in Possession Secured Guaranty Claims......................77
    14.3.    Class Gold Medal Homes N.C., Inc. 5--Debtor in Possession Unsecured Claims.............................78
    14.4.    Class Gold Medal Homes N.C., Inc. 6--Other Secured Claims..............................................78
    14.5.    Class Gold Medal Homes N.C., Inc. 7--Consumer Claims...................................................78
    14.6.    Class Gold Medal Homes N.C., Inc. 8--Convenience Claims................................................79
    14.7.    Class Gold Medal Homes N.C., Inc. 9--General Unsecured Claims..........................................79
    14.8.    Class Gold Medal Homes N.C., Inc. 10--Penalty Claims...................................................80
    14.9.    Class Gold Medal Homes N.C., Inc. 11--Subordinated Claims..............................................80
    14.10.   Class Gold Medal Homes N.C., Inc. 12--Interests........................................................80

15. TREATMENT OF IMPAIRED CLAIMS (GOLD MEDAL HOMES, INC.)...........................................................80

    15.1.    Class Gold Medal Homes, Inc. 2--Priority Tax Claims....................................................80
    15.2.    Class Gold Medal Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims...........................80
    15.3.    Class Gold Medal Homes, Inc. 5--Debtor in Possession Unsecured Claims..................................81
    15.4.    Class Gold Medal Homes, Inc. 6--Other Secured Claims...................................................81
    15.5.    Class Gold Medal Homes, Inc. 7--Consumer Claims........................................................82
    15.6.    Class Gold Medal Homes, Inc. 8--Convenience Claims.....................................................82
    15.7.    Class Gold Medal Homes, Inc. 9--General Unsecured Claims...............................................82
    15.8.    Class Gold Medal Homes, Inc. 10--Penalty Claims........................................................83
    15.9.    Class Gold Medal Homes, Inc. 11--Subordinated Claims...................................................83
    15.10.   Class Gold Medal Homes, Inc. 12--Interests.............................................................83

16. TREATMENT OF IMPAIRED CLAIMS (HSTR GENERAL HOLDINGS, INC.)......................................................83

    16.1.    Class HSTR General Holdings, Inc. 2--Priority Tax Claims...............................................83
    16.2.    Class HSTR General Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims......................83
    16.3.    Class HSTR General Holdings, Inc. 5--Debtor in Possession Unsecured Claims.............................84
    16.4.    Class HSTR General Holdings, Inc. 6--Other Secured Claims..............................................84
    16.5.    Class HSTR General Holdings, Inc. 7--Convenience Claims................................................85
    16.6.    Class HSTR General Holdings, Inc. 8--General Unsecured Claims..........................................85
    16.7.    Class HSTR General Holdings, Inc. 9--Penalty Claims....................................................86
    16.8.    Class HSTR General Holdings, Inc. 10--Subordinated Claims..............................................86
    16.9.    Class HSTR General Holdings, Inc. 11--Interests........................................................86

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
17. TREATMENT OF IMPAIRED CLAIMS (NATIONWIDE HOUSING PROPERTIES, L.P.)..............................................86

    17.1.    Class Nationwide Housing Properties, L.P. 2--Priority Tax Claims.......................................86
    17.2.    Class Nationwide Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims..............86
    17.3.    Class Nationwide Housing Properties, L.P. 5--Debtor in Possession Unsecured Claims.....................87
    17.4.    Class Nationwide Housing Properties, L.P. 6--Other Secured Claims......................................87
    17.5.    Class Nationwide Housing Properties, L.P. 7--Convenience Claims........................................87
    17.6.    Class Nationwide Housing Properties, L.P. 8--General Unsecured Claims..................................87
    17.7.    Class Nationwide Housing Properties, L.P. 9--Penalty Claims............................................88
    17.8.    Class Nationwide Housing Properties, L.P. 10--Subordinated Claims......................................88
    17.9.    Class Nationwide Housing Properties, L.P. 11--Interests................................................88

18. TREATMENT OF IMPAIRED CLAIMS (NATIONWIDE HOUSING SYSTEM)........................................................88

    18.1.    Class Nationwide Housing Systems, L.P. 2--Priority Tax Claims..........................................88
    18.2.    Class Nationwide Housing Systems, L.P. 4--Debtor in Possession Secured Claims..........................88
    18.3.    Class Nationwide Housing Systems, L.P. 5--Debtor in Possession Unsecured Claims........................89
    18.4.    Class Nationwide Housing Systems, L.P. 6--Other Secured Claims.........................................89
    18.5.    Class Nationwide Housing Systems, L.P. 7---Associates Secured Claims...................................89
    18.6.    Class Nationwide Housing Systems, L.P. 8--Consumer Claims..............................................90
    18.7.    Class Nationwide Housing Systems, L.P. 9--Convenience Claims...........................................91
    18.8.    Class Nationwide Housing Systems, L.P. 10--General Unsecured Claims....................................91
    18.9.    Class Nationwide Housing Systems, L.P. 11--Penalty Claims..............................................91
    18.10.   Class Nationwide Housing Systems, L.P. 12--Subordinated Claims.........................................91
    18.11.   Class Nationwide Housing Systems, L.P. 13--Interests...................................................92

19. TREATMENT OF IMPAIRED CLAIMS (NATIONWIDE N.C. HOMES, INC.)......................................................92

    19.1.    Class Nationwide N.C. Homes, Inc. 2--Priority Tax Claims...............................................92
    19.2.    Class Nationwide N.C. Homes, Inc. 4--Debtor in Possession Secured Claims...............................92
    19.3.    Class Nationwide N.C. Homes, Inc. 5--Debtor in Possession Unsecured Claims.............................93
    19.4.    Class Nationwide N.C. Homes, Inc. 6--Other Secured Claims..............................................93
    19.5.    Class Nationwide N.C. Homes, Inc. 7---Associates Secured Claims........................................93
    19.6.    Class Nationwide N.C. Homes, Inc. 8--Consumer Claims...................................................94
    19.7.    Class Nationwide N.C. Homes, Inc. 9--Convenience Claims................................................94
    19.8.    Class Nationwide N.C. Homes, Inc. 10--General Unsecured Claims.........................................94
    19.9.    Class Nationwide N.C. Homes, Inc. 11--Penalty Claims...................................................95
    19.10.   Class Nationwide N.C. Homes, Inc. 12--Subordinated Claims..............................................95
    19.11.   Class Nationwide N.C. Homes, Inc. 13--Interests........................................................96

20. TREATMENT OF IMPAIRED CLAIMS (NATIONWIDE OF ALABAMA, INC.)......................................................96

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
    20.1.    Class Nationwide of Alabama, Inc. 2--Priority Tax Claims...............................................96
    20.2.    Class Nationwide of Alabama, Inc. 4--Debtor in Possession Secured Claims...............................96
    20.3.    Class Nationwide of Alabama, Inc. 5--Debtor in Possession Unsecured Claims.............................97
    20.4.    Class Nationwide of Alabama, Inc. 6--Other Secured Claims..............................................97
    20.5.    Class Nationwide of Alabama, Inc. 7---Associates Secured Claims........................................97
    20.6.    Class Nationwide of Alabama, Inc. 8--Consumer Claims...................................................98
    20.7.    Class Nationwide of Alabama, Inc. 9--Convenience Claims................................................98
    20.8.    Class Nationwide of Alabama, Inc. 10--General Unsecured Claims.........................................98
    20.9.    Class Nationwide of Alabama, Inc. 11--Penalty Claims...................................................99
    20.10.   Class Nationwide of Alabama, Inc. 12--Subordinated Claims..............................................99
    20.11.   Class Nationwide of Alabama, Inc. 13--Interests.......................................................100

21. TREATMENT OF IMPAIRED CLAIMS (NATIONWIDE WEST, L.P.)...........................................................100

    21.1.    Class Nationwide West, L.P. 2--Priority Tax Claims....................................................100
    21.2.    Class Nationwide West, L.P. 4--Debtor in Possession Secured Claims....................................100
    21.3.    Class Nationwide West, L.P. 5--Debtor in Possession Unsecured Claims..................................101
    21.4.    Class Nationwide West, L.P. 6--Other Secured Claims...................................................101
    21.5.    Class Nationwide West, L.P. 7---Associates Secured Claims.............................................101
    21.6.    Class Nationwide West, L.P. 8--Consumer Claims........................................................102
    21.7.    Class Nationwide West, L.P. 9--Convenience Claims.....................................................102
    21.8.    Class Nationwide West, L.P. 10--General Unsecured Claims..............................................102
    21.9.    Class Nationwide West, L.P. 11--Penalty Claims........................................................103
    21.10.   Class Nationwide West, L.P. 12--Subordinated Claims...................................................103
    21.11.   Class Nationwide West, L.P. 13--Interests.............................................................104

22. TREATMENT OF IMPAIRED CLAIMS (OAK CREEK HOMES, L.P.)...........................................................107

    22.1.    Class Oak Creek Homes, L.P. 2--Priority  Tax Claims...................................................104
    22.2.    Class Oak Creek Homes, L.P. 4--Debtor in Possession Secured Guaranty Claims...........................104
    22.3.    Class Oak Creek Homes, L.P. 5--Debtor in Possession Unsecured Claims..................................105
    22.4.    Class Oak Creek Homes, L.P. 6--Other Secured Claims...................................................105
    22.5.    Class Oak Creek Homes, L.P. 7--Consumer Claims........................................................105
    22.6.    Class Oak Creek Homes, L.P. 8--Convenience Claims.....................................................106
    22.7.    Class Oak Creek Homes, L.P. 9--General Unsecured Claims...............................................106
    22.8.    Class Oak Creek Homes, L.P. 10--Penalty Claims........................................................106
    22.9.    Class Oak Creek Homes, L.P. 11--Subordinated Claims...................................................106
    22.10.   Class Oak Creek Homes, L.P. 12--Interests.............................................................106

23. TREATMENT OF IMPAIRED CLAIMS (OAK CREEK HOUSING PROPERTIES, L.P.)..............................................106

    23.1.    Class Oak Creek Housing Properties, L.P. 2--Priority Tax Claims.......................................107
    23.2.    Class Oak Creek Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims..............107

    23.3.    Class Oak Creek Housing Properties, L.P. 5--Debtor in Possession Unsecured Claims.....................107
    23.4.    Class Oak Creek Housing Properties, L.P. 6--Other Secured Claims......................................108
    23.5.    Class Oak Creek Housing Properties, L.P. 7--Convenience Claims........................................108
    23.6.    Class Oak Creek Housing Properties, L.P. 8--General Unsecured Claims..................................108
    23.7.    Class Oak Creek Housing Properties, L.P. 9--Penalty Claims............................................109
    23.8.    Class Oak Creek Housing Properties, L.P. 10--Subordinated Claims......................................109
    23.9.    Class Oak Creek Housing Properties, L.P. 11--Interests................................................109

24. TREATMENT OF IMPAIRED CLAIMS (PACIFIC NORTHWEST HOMES,INC.)....................................................109

    24.1.    Class Pacific Northwest Homes, Inc. 2--Priority Tax Claims............................................109
    24.2.    Class Pacific Northwest Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims...................109
    24.3.    Class Pacific Northwest Homes, Inc. 5--Debtor in Possession Unsecured Claims..........................110
    24.4.    Class Pacific Northwest Homes, Inc. 6--Other Secured Claims...........................................110
    24.5.    Class Pacific Northwest Homes, Inc. 7---Associates Secured Claims.....................................110
    24.6.    Class Pacific Northwest Homes, Inc. 8--Consumer Claims................................................111
    24.7.    Class Pacific Northwest Homes, Inc. 9--Convenience Claims.............................................112
    24.8.    Class Pacific Northwest Homes, Inc. 10--General Unsecured Claims......................................112
    24.9.    Class Pacific Northwest Homes, Inc. 11--Penalty Claims................................................113
    24.10.   Class Pacific Northwest Homes, Inc. 12--Subordinated Claims...........................................113
    24.11.   Class Pacific Northwest Homes, Inc. 13--Interests.....................................................113

25. TREATMENT OF IMPAIRED CLAIMS (PACIFIC NORTHWEST II HOMES, INC.)................................................113

    25.1.    Class Pacific II Northwest Homes, Inc. 2--Priority Tax Claims.........................................113
    25.2.    Class Pacific II Northwest Homes, Inc. 4--Debtor in Possession Secured Claims.........................114
    25.3.    Class Pacific II Northwest Homes, Inc. 5--Debtor in Possession Unsecured Claims.......................114
    25.4.    Class Pacific II Northwest Homes, Inc. 6--Other Secured Claims........................................115
    25.5.    Class Pacific II Northwest Homes, Inc. 7---Associates Secured Claims..................................115
    25.6.    Class Pacific II Northwest Homes, Inc. 8--Consumer Claims.............................................115
    25.7.    Class Pacific II Northwest Homes, Inc. 9--Convenience Claims..........................................115
    25.8.    Class Pacific II Northwest Homes, Inc. 10--General Unsecured Claims...................................115
    25.9.    Class Pacific II Northwest Homes, Inc. 11--Penalty Claims.............................................115
    25.10.   Class Pacific II Northwest Homes, Inc. 12--Subordinated Claims........................................115
    25.11.   Class Pacific II Northwest Homes, Inc. 13--Interests..................................................115

26. TREATMENT OF IMPAIRED CLAIMS (R-ANELL CUSTOM HOMES, INC.)......................................................116

    26.1.    Class R-Anell Custom Homes, Inc. 2--Priority Tax Claims...............................................116
    26.2.    Class R-Anell Custom Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims......................116

    26.3.    Class R-Anell Custom Homes, Inc. 5--Debtor in Possession Unsecured Claims.............................117
    26.4.    Class R-Anell Custom Homes, Inc. 6--Other Secured Claims..............................................117
    26.5.    Class R-Anell Custom Homes, Inc. 7--Consumer Claims...................................................117
    26.6.    Class R-Anell Custom Homes, Inc. 8--Convenience Claims................................................118
    26.7.    Class R-Anell Custom Homes, Inc. 9--General Unsecured Claims..........................................118
    26.8.    Class R-Anell Custom Homes, Inc. 10--Penalty Claims...................................................118
    26.9.    Class R-Anell Custom Homes, Inc. 11--Subordinated Claims..............................................119
    26.10.   Class R-Anell Custom Homes, Inc. 12--Interests........................................................119

27. TREATMENT OF UNIMPAIRED CLASSES................................................................................119

    27.1.    Full Payment..........................................................................................119
    27.2.    Bar Date for Administrative Claims....................................................................119
    27.3.    Objections............................................................................................119
    27.4.    Source of Payment.....................................................................................119

28. IMPLEMENTATION WITH ASSOCIATES.................................................................................119

    28.1.    Exit Finance Facility.................................................................................119
    28.2.    Purchase of Prepetition Core Units....................................................................120
    28.3.    Purchase of Prepetition Non-Core Units................................................................120
    28.4.    Transfer of Assets....................................................................................120
    28.5.    Assignment of Leases..................................................................................120
    28.6.    Restrictions on Payments of Distributable Cash and Initial Dividend...................................120

29. MEANS FOR EXECUTION OF THE PLAN................................................................................121

    29.1.    Vesting of Property of the Estate in Reorganized Debtor...............................................121
    29.2.    Timing of Payment of Claims...........................................................................121
    29.3.    Timing of Debtor Elections............................................................................121
    29.4.    Continuation of Business Operations...................................................................121
    29.5.    New Junior Borrowings.................................................................................123
    29.6.    Discharge of Debtors and Injunction...................................................................124
    29.7.    Protection of Certain Parties in Interest.............................................................124
    29.8.    Continuation of Anti-Discrimination Provisions of Bankruptcy Code.....................................125
    29.9.    Effectuating Documents and Necessary Authorizations...................................................125
    29.10.   Filing of Documents in Public Records.................................................................126
    29.11.   Inter-Debtor Loans....................................................................................126
    29.12.   No Fractional Shares..................................................................................126
    29.13.   Amendments to By-Laws and Articles of Incorporation...................................................126

30. REORGANIZED HOMESTAR AS PUBLIC COMPANY.........................................................................126

    30.1.    Determination of Public Status........................................................................127
    30.2.    Modifications to Plan.................................................................................127

31. AFFILIATE CLAIMS...............................................................................................127

32. MANAGEMENT INCENTIVE PROGRAM AND EMPLOYMENT CONTRACT...........................................................127

    32.1.    Establishment of Management Incentive Program.........................................................127
    32.2.    Participants..........................................................................................127
    32.3.    Shares................................................................................................127
    32.4.    Non Dilution..........................................................................................128
    32.5.    Termination of Rights.................................................................................128
    32.6.    Employment Contract...................................................................................129

33. CLAIM OBJECTION PROCEDURES, TREATMENT OF DISPUTED CLAIMS AND
    PROCEDURE FOR BRINGING CLAIMS BY DEBTORS.......................................................................129

    33.1.    Objection Process.....................................................................................129
    33.2.    Filing of Claims......................................................................................129
    33.3.    Settlements...........................................................................................130
    33.4.    Disputed Claims Reserve...............................................................................130
    33.5.    Distributions to Holders of Disputed Unsecured Claims.................................................130
    33.6.    Distributions to Holders of Disputed Secured Claims...................................................130
    33.7.    Provisions Governing Distributions....................................................................130

34. EXECUTORY CONTRACTS AND UNEXPIRED LEASES.......................................................................131

    34.1.    Assumption of Executory Contracts and Unexpired Leases................................................131
    34.2.    Rejection of Executory Contracts and Unexpired Leases.................................................131
    34.3.    Claims Based on Rejection of Executory Contracts of Unexpired Leases..................................131

35. EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS...........................................................132

    35.1.    Impaired Classes to Vote..............................................................................132
    35.2.    Acceptance by Class of Creditors......................................................................132
    35.3.    Reservation of Cramdown Rights........................................................................132

36. EFFECT OF CONFIRMATION.........................................................................................132

    36.1.    Legally Binding Effect................................................................................132
    36.2.    Revesting of Property in Debtors......................................................................132
    36.3.    Liens, Claims and Encumbrances........................................................................132
    36.4.    Confirmation as to Only Some Debtors..................................................................133
    36.5.    Injunction............................................................................................133
    36.6.    Causes of Action......................................................................................133

37. RETENTION OF JURISDICTION......................................................................................133

    37.1.    Exclusive Bankruptcy Court Jurisdiction...............................................................133
    37.2.    Limitation on Jurisdiction............................................................................134

38. CONDITIONS TO CONFIRMATION AND CONSUMMATION OF PLAN............................................................134

    38.1.    Conditions to Confirmation of Plan....................................................................134
    38.2.    Form of Confirmation Order............................................................................134
    38.3.    Timing................................................................................................135
    38.4.    Annulment of Plan if Conditions Not Waived or Satisfied...............................................135
    38.5.    Approval of Exit Finance Facility.....................................................................135
    38.6.    Tangible Asset Requirement............................................................................136
    38.7.    Management............................................................................................136
    38.8.    New Obligations.......................................................................................136
    38.9.    Encumbrances..........................................................................................136
    38.10.   Notice................................................................................................137

39. CONDITIONS TO EFFECTIVE DATE...................................................................................137

40. CONFIRMATION FAILURE...........................................................................................137

41. MISCELLANEOUS PROVISIONS.......................................................................................137

    41.1.    Termination of Committee..............................................................................137
    41.2.    Payment of Fees.......................................................................................137
    41.3.    Compliance with Tax Requirements......................................................................137
    41.4.    Amendment of the Plan.................................................................................138
    41.5.    Withdrawal of Plan....................................................................................138
    41.6.    Confirmation Failure..................................................................................138
    41.7.    Due Authorization By Creditors........................................................................138
    41.8.    Filing of Additional Documentation....................................................................138
    41.9.    Implementation........................................................................................138

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                               GALVESTON DIVISION

IN RE:                                         )
                                               )
AMERICAN HOMESTAR CORPORATION                  )     CASE NO. 01-80017-G3-11
AMERICAN HOMESTAR OF ALABAMA, INC.             )     CASE NO. 01-80018-G3-11
AMERICAN HOMESTAR OF BURLESON, L.P.            )     CASE NO. 01-80019-G3-11
AMERICAN HOMESTAR OF LANCASTER, L.P.           )     CASE NO. 01-80020-G3-11
AMERICAN HOMESTAR OF NORTH CAROLINA, INC.      )     CASE NO. 01-80021-G3-11
AMERICAN HOMESTAR WEST, INC.                   )     CASE NO. 01-80022-G3-11
ASSOCIATED RETAILERS HOLDINGS, INC.            )     CASE NO. 01-80023-G3-11
ASSOCIATED RETAILERS GROUP, L.P.               )     CASE NO. 01-80024-G3-11
FIRST VALUE HOMES, INC.                        )     CASE NO. 01-80025-G3-11
GOLD MEDAL HOMES N.C., INC.                    )     CASE NO. 01-80026-G3-11
GOLD MEDAL HOMES, INC.                         )     CASE NO. 01-80027-G3-11
HSTR GENERAL HOLDINGS, INC.                    )     CASE NO. 01-80028-G3-11
NATIONWIDE HOUSING PROPERTIES, L.P.            )     CASE NO. 01-80029-G3-11
NATIONWIDE HOUSING SYSTEMS, L.P.               )     CASE NO. 01-80030-G3-11
NATIONWIDE NC HOMES, INC.                      )     CASE NO. 01-80031-G3-11
NATIONWIDE OF ALABAMA, INC.                    )     CASE NO. 01-80032-G3-11
NATIONWIDE WEST, L.P.                          )     CASE NO. 01-80033-G3-11
OAK CREEK HOMES, L.P.                          )     CASE NO. 01-80034-G3-11
OAK CREEK HOUSING PROPERTIES, L.P.             )     CASE NO. 01-80035-G3-11
PACIFIC NORTHWEST HOMES, INC.                  )     CASE NO. 01-80036-G3-11
PACIFIC II NORTHWEST HOMES, INC.               )     CASE NO. 01-80037-G3-11
R-ANELL CUSTOM HOMES, INC.,                    )     CASE NO. 01-80038-G3-11
                                               )     (JOINTLY ADMINISTERED UNDER
         DEBTORS.                              )     CASE NO. 01-80017-G3-11)

                     DEBTORS' THIRD AMENDED JOINTLY PROPOSED
                             PLAN OF REORGANIZATION

     American Homestar Corporation, American Homestar of Alabama, Inc., American Homestar of Burleson, L.P., American Homestar of Lancaster, L.P., American Homestar of North Carolina, Inc., American Homestar West, Inc., Associated Retailers Holdings, Inc., Associated Retailers Group, L.P., First Value Homes, Inc., Gold Medal Homes N.C., Inc., Gold Medal Homes, Inc., HSTR General Holdings, Inc., Nationwide Housing Properties, L.P., Nationwide Housing Systems, L.P., Nationwide NC Homes, Inc., Nationwide of Alabama, Inc.,

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

Nationwide West, L.P., Oak Creek Homes, L.P., Oak Creek Housing Properties, L.P., Pacific Northwest Homes, Inc., Pacific II Northwest Homes, Inc., and R-Anell Custom Homes, Inc. file this Debtors' Third Amended Jointly Proposed Plan of Reorganization. Although this Plan is jointly proposed and will result in the contribution of assets by certain of the Debtors to American Homestar Corporation and Nationwide Housing Systems, L.P., it does not generally provide for the consolidation of the assets and liabilities of the Debtors (with the exception of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc., as set forth in detail below).

                                   ARTICLE 1
                                   DEFINITIONS

     As used in the Plan, the following terms shall have the respective meanings specified below. Any term used in the Plan not defined below or herein shall be interpreted in accordance with the Rules of Construction set forth in the following Article of this Plan.

     1.1 Administrative Claim. Any cost or expense of administration of the Chapter 11 Cases incurred on or before the Effective Date entitled to priority under section 507(a)(1) and allowed under section 503(b) of the Bankruptcy Code, including without limitation, any actual and necessary expenses of preserving a Debtor's estate, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases, Allowed Claims for Reclamation, certain taxes, fines and penalties, any actual and necessary post-petition expenses of operating the business of a Debtor, certain post-petition indebtedness or obligations incurred by or assessed against a Debtor in connection with the conduct of its business, or for the acquisition or lease of property, or for providing of services to a Debtor, including all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under the Bankruptcy Code, and any fees or charges assessed against the Debtor's estate under chapter 123, title 28, United States Code. With respect to Administrative Claims which are allowed pursuant to Section 503(b)(2), Section 503(b)(3), Section 503(b)(4) or Section 503(b)(5), there shall be an Administrative Claim against a particular Debtor (i) only to the extent of such Debtor's Proportional Share of Administrative Expenses and (ii) only after the entry of a Final Order approving such Administrative Claim following the filing of an application under Section 330 of the Bankruptcy Code and the applicable Bankruptcy Rules with respect to such application; provided, however, the Professional Fees of Associates, which Professional Fees are Allowed and payable in an amount equal to $1,427,582.62 in accordance with the terms of the Stipulated Order shall not be subject to the requirement of the filing of such an application.

     1.2 Administrative Claimant. Any Person entitled to payment of an Administrative Claim.

     1.3 Affiliate Claims. Any pre-petition Unsecured Claim held by one Debtor against another Debtor.

     1.4 Allowed Claim. Any Claim against a Debtor, (i) proof of which was filed on or before the last date designated by the Bankruptcy Court as the last date for filing Proofs of Claim

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
or such other applicable date as ordered by the Bankruptcy Court or permitted by the Bankruptcy Rules, or, if no Proof of Claim is filed, which has been or hereafter is listed by the respective Debtor as liquidated in amount and not disputed or contingent and as to which no objection to the allowance thereof has been interposed, or (ii) allowed pursuant to the provisions of this Plan; or
(iii) in the case of an Administrative Claim, a Claim that is recognized by the respective Debtor as a Section 503(b)(1) Claim or if any other type of Administrative Claim, allowed by the Bankruptcy Court pursuant to a Final Order; or (iv) such Claim has been allowed in whole or in part by a Final Order. Unless otherwise specified in the Plan, "Allowed Claim" shall not, for the purposes of computation or Distributions under the Plan, include post-petition interest on the amount of such Claim.

     1.5 Allowed Administrative Claim. An Administrative Claim to the extent it is or becomes an Allowed Claim.

     1.6 Allowed Amount. The amount of an Allowed Claim.

     1.7 Allowed Priority Non-Tax Claim. Any Claim, other than an Administrative Claim or a Priority Tax Claim, to the extent such Claim is an Allowed Claim and entitled to priority in payment under section 507(a) of the Bankruptcy Code, including, without limitation, a Claim of an employee of the Debtor for wages, salaries or commissions but only to the extent of $4,300 for each employee and earned within 90 days prior to the Petition Date.

     1.8 Allowed Priority Tax Claim. Any Claim, to the extent such Claim is an Allowed Claim and entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

     1.9 Allowed Secured Claim. A Secured Claim of a creditor to the extent such Claim is an Allowed Claim, and the Lien securing such Claim has not become an Avoided Lien.

     1.10 Allowed Unsecured Claim. An Unsecured Claim to the extent it is or becomes an Allowed Claim.

     1.11 Associates. Associates Housing Finance, L.L.C.

     1.12 Avoidance Action. Any and all rights, claims and causes of action arising under any provision of chapter 5 of the Bankruptcy Code.

     1.13 Avoided Lien. A Lien to the extent it has been set aside, invalidated, or otherwise avoided pursuant to an Avoidance Action.

     1.14 Bankruptcy Code. Title 11 of the United States Code, as in effect on the Confirmation Date.

     1.15 Bankruptcy Court. The unit of the United States District Court for the Southern District of Texas, Galveston Division, having jurisdiction over the Chapter 11 Case, or in the event such Court ceases to exercise jurisdiction over the Chapter 11 Case, such court or adjunct

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
thereof that exercises jurisdiction over the Chapter 11 Cases in lieu of the United States Bankruptcy Court for the Southern District of Texas, Galveston Division, and any appellate or other court that is competent to exercise jurisdiction over the confirmation of this Plan and to make the Effective Date occur.

     1.16 Bankruptcy Rules. The Federal Rules of Bankruptcy Procedure, as amended, and the Local Rules of Bankruptcy Procedure for the Southern District of Texas, as applicable to these Chapter 11 Cases, each as in effect on the date of the event described herein.

     1.17 Cash. Cash, cash equivalents and other readily marketable securities or instruments issued by a Person other than the Debtor, including, without limitation, readily marketable direct obligations of the United States of America, certificates of deposit issued by banks, and commercial paper of any entity or any of the foregoing together with interest accrued or earned.

     1.18 Chapter 11 Cases. The cases filed under Chapter 11 of the Bankruptcy Code by the Debtors, with the United States Bankruptcy Court for the Southern District of Texas, Galveston Division.

     1.19 Claim. Any right to payment from a Debtor whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or any right to any equitable remedy for future performance if such breach gives rise to a right of payment from a Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, disputed, undisputed, secured or unsecured.

     1.20 Claimant. A person asserting a Claim against a Debtor, property of a Debtor, or a Debtor's Estate.

     1.21 Collateral. Any property of a Debtor or interest in property of a Debtor which serves as security for the repayment of a debt or the performance of an obligation owed by a Debtor to the holder of an Allowed Secured Claim.

     1.22 Committee. The Official Committee of Unsecured Creditors appointed by the United States Trustee in these Chapter 11 Cases.

     1.23 Common Interest. An Interest in American Homestar Corporation which Interest is represented by shares of common stock in American Homestar Corporation.

     1.24 Common Stock. Shares of Series C Common Stock and Series M Common Stock of Reorganized Homestar to be authorized pursuant to the Plan. There will be 22,500,000 shares of Common Stock authorized pursuant to this Plan, each with a par value of one cent, by amendment of the Articles of Incorporation of Reorganized Homestar. The authorized Common Stock will be divided into 15,000,000 shares of Series C Common Stock and 7,500,000 shares of Series M Common Stock. 5,000,000 shares of the Series C Common Stock will not be issued

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
pursuant to the Plan but may be issued by later act of the Board of Directors. Only 100 shares of Series M Common Stock will initially be issued pursuant to the Plan. 4,999,900 shares of Series M Common Stock are contemplated to be issued pursuant to the Management Incentive Program. 2,500,000 shares of Series M Common Stock may be issued by later act of the Board of Directors.

     1.25 Confirmation Date. The date upon which the Bankruptcy Court enters the Confirmation Order; provided however, that if on motion the Confirmation Order or the consummation of the Plan is stayed pending appeal, then the Confirmation Date shall be the entry of a Final Order vacating such stay or the date on which such stay expires and is no longer in effect.

     1.26 Confirmation Hearing. The hearing to be conducted by the Bankruptcy Court to determine whether to approve the Plan.

     1.27 Confirmation Order. The Order of the Bankruptcy Court approving and confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code. The Confirmation Order shall be reasonably acceptable to Associates; it being understood that in order for such Confirmation Order to be reasonably acceptable to Associates, it must not, among other things, materially and adversely affect any of the rights or remedies of Associates as provided in and contemplated by this Plan; provided, however, that if Associates shall not consent to the Confirmation Order and the Debtors assert that Associates failed to act reasonably in connection therewith, then the issue of whether Associates acted reasonably shall be promptly determined by the Bankruptcy Court.

     1.28 Consumer Claim. A Claim which (i) is held by a retail purchaser of a manufactured home with respect to warranty service on that manufactured home, including without limitation a Warranty Claim; (ii) arises out of a breach of a sales contract pursuant to which a Debtor agreed to sell or actually did sell a manufactured home; (iii) arises out of a defect in the manufacturing, installation, delivery or service of a manufactured home; or (iv) any other Claim against a Debtor arising out of any sale of a manufactured home. Notwithstanding the foregoing, a Consumer Claim does not include any Claim to the extent that such Claim is entitled to treatment as a Priority Claim under the Bankruptcy Code.

     1.29 Core Collateral. Mobile homes, manufactured homes, modular homes, motorhomes, travel trailers, camper units and recreational vehicles, existing as of the Effective Date in any form, wherever located, whether new, used or repossessed together with the proceeds and products thereof and any contracts or contract rights relative thereto located at or attributable to the facilities in the Core Market.

     1.30 Core Market. The marketing area in which American Homestar Corporation and its subsidiaries and affiliates intend to continue to do business in the immediate future. This area is reflected on the map attached hereto as schedule 1.30.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.31 Creditor. Any person that holds a Claim against one or more Debtors that arose or is deemed to have arisen on or before the Petition Date, including an Allowed Claim against one or more Debtor's Estates of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

     1.32 Cross Debtor Pro Rata Amount. The percentage amount determined by dividing a holder's Allowed General Unsecured Claim (as the numerator) by the sum of all Allowed General Unsecured Claims against all Debtors with respect to those Claims which are entitled to receive a Cross Debtor Pro Rata Amount (as the denominator).

     1.33 Debtor. One or more of the Debtors.

     1.34 Debtors. American Homestar Corporation, American Homestar of Alabama, Inc., American Homestar of Burleson, L.P., American Homestar of Lancaster, L.P., American Homestar of North Carolina, Inc., American Homestar West, Inc., Associated Retailers Holdings, Inc., Associated Retailers Group, L.P., First Value Homes, Inc., Gold Medal Homes N.C., Inc., Gold Medal Homes, Inc., HSTR General Holdings, Inc., Nationwide Housing Properties, L.P., Nationwide Housing Systems, L.P., Nationwide NC Homes, Inc., Nationwide of Alabama, Inc., Nationwide West, L.P., Oak Creek Homes, L.P., Oak Creek Housing Properties, L.P., Pacific Northwest Homes, Inc., Pacific II Northwest Homes, Inc., and R-Anell Custom Homes, Inc.

     1.35 Debtors in Possession. The Debtors in their capacity as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

     1.36 Debtor in Possession Secured Claims. Those Claims held by Associates for advances made after January 11, 2001, to the extent that such Claims are secured by a Lien on property of a Debtor, which Claims were incurred and Liens were granted pursuant to the Stipulated Order or other orders of the Bankruptcy Court.

     1.37 Debtor in Possession Secured Guaranty Claims. Those Claims held by Associates for guaranties of advances made after January 11, 2001, to the extent such Claims are secured by a Lien on property of a Debtor, which Claims were incurred and Liens were granted pursuant to the Stipulated Order of other orders of the Bankruptcy Court.

     1.38 Deficiency Claim. The amount, if any, by which an Allowed Secured Claim, (other than a Debtor in Possession Secured Claim or Debtor in Possession Secured Guaranty Claim) exceeds the value of any Collateral securing such Claim as may be determined by the Bankruptcy Court in accordance with section 506(a) of the Bankruptcy Code. Except for any Super Priority Administrative Claims, a Deficiency Claim is a General Unsecured Claim, which Deficiency Claim will not receive a distribution under the Plan.

     1.39 Disclosure Statement. The Disclosure Statement with respect to this Plan, which Disclosure Statement is filed by the Debtors pursuant to section 1125 of the Bankruptcy Code, as may be amended or supplemented.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.40 Disputed Claim. A Claim against a Debtor as to which an objection has been filed on or before the deadline for objecting to a Claim and which objection has not been withdrawn or otherwise resolved by Final Order.

     1.41 Disputed Claims Reserve. A segregated account to be held in trust for the benefit of holders of Disputed Claims in accordance with the provisions of the Plan.

     1.42 Distribution. The property required by the Plan to be distributed to the holders of Allowed Claims.

     1.43 Distributable Cash. Unencumbered Cash in excess of $6,000,000 held by the Reorganized Debtors in excess of the Disputed Claims Reserve held by the Reorganized Debtors, other than cash which arises out of Post-Effective Date Earnings. In no event and under no circumstance shall Distributable Cash include any Cash Collateral of Associates, any cash that is subject to a Reserve (which Reserve is included in the foregoing $6,000,000) or the cash proceeds of any Collateral of Associates. On the third anniversary of the Effective Date if there is no default under the Exit Finance Facility, Distributable Cash shall equal all Unencumbered Cash in excess of $6,000,000 and not arising from Post-Effective Date Earnings, held by such Debtor in excess of the Disputed Claims Reserve held by such Debtor. In no event and under no circumstances shall the Debtors or the Reorganized Debtors make any distribution if the making of such distribution would create a breach or default of any obligation to Associates. At any time, the Board of Directors may determine that Unencumbered Cash in excess of $6,000,000 (and exclusive of Post-Effective Date Earnings) constitutes Distributable Cash; provided, that if such determination is made prior to the third anniversary of the Effective Date, the Board shall retain sufficient reserves to pay a Liquidating Dividend to those holders of Claims electing to receive such a Liquidating Dividend.

     1.44 Effective Date. The second business day following the date on which the Confirmation Order is entered, provided that no stay of the Confirmation Order is in effect; provided, the Effective Date shall occur, if it is to occur at all, on or prior to September 1, 2001, time being strictly of the essence.

     1.45 Electing State. A State of the United States which determines that it will implement a procedure to provide for the handling of Consumer Claims made by Persons who purchased (or attempted to purchase) a manufactured home from a Debtor in such State and which procedure involves the use of the proceeds of Surety Bonds deposited with such state and the proportionate distribution of the proceeds of such Surety Bonds to the holders of Consumer Claims in such State.

     1.46 Equity Interest. Any rights in a Debtor represented by shares of preferred or common stock in that Debtor.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.47 Estates. The estates created upon the filing of the Chapter 11 Cases pursuant to section 541 of the Bankruptcy Code, together with all rights, claims and interests appertaining thereto.

     1.48 Exit Finance Facility. The Combined Purchase Money Loan and Revolving Credit Agreement, in the form of Exhibit 1.48 hereto, to be entered into among Associates and Nationwide Housing Systems, L.P.on the Effective Date together with all documents, instruments and other agreements evidencing or securing the indebtedness or other obligations of the borrower thereunder and any other documents, instruments or other agreements evidencing or securing the obligations of any guarantors with respect to such indebtedness.

     1.49 Final Order. An order or judgment which has not been reversed, vacated or stayed and as to which (a) the time to appeal, petition for certiorari or move for new trial, reargument or rehearing has expired and to which no appeal, petition for certiorari or other proceedings for a new trial, reargument or rehearing shall then be pending, or (b) if an appeal, writ or certiorari, new trial, reargument or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or ceritorari shall have been denied or a new trial, reagument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument or rehearing shall have expired.

     1.50 General Unsecured Claim. A Claim other than a Secured Claim, an Administrative Claim, a Consumer Claim, a Priority Non-Tax Claim, or a Priority Tax Claim. Unsecured Claims shall include Affiliate Claims except to the extent that the Bankruptcy Court orders that an Affiliate Claim should be subordinated pursuant to Section 510 of the Bankruptcy Code.

     1.51 Governmental Unit. The term Governmental Unit shall have the meaning set forth in Section 101(27) of the Bankruptcy Code.

     1.52 Guarantees. The guarantees in the form of schedule 1.52 hereto, to be entered into by and among Associates and the Guarantors on the Effective Date.

     1.53 Guarantors. Guarantors shall mean each of American Homestar Corporation, American Homestar of Alabama, Inc., American Homestar of Burleson, L.P., American Homestar of Lancaster, L.P., American Homestar of North Carolina, Inc., American Homestar West, Inc., Associated Retailers Holdings, Inc., Associated Retailers Group, L.P., Gold Medal Homes N.C., Inc., Gold Medal Homes, Inc., HSTR General Holdings, Inc., Nationwide Housing Properties, L.P., Oak Creek Homes, L.P., Oak Creek Housing Properties, L.P. and R-Anell Custom Homes, Inc.

     1.54 Homestar Entities. The Debtors and their subsidiaries.

     1.55 Independent Litigation Officer. H. Malcolm Lovett, Jr. or such other person as may be nominated at the Confirmation Hearing by the Committee and approved by the

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

Bankruptcy Court in the Confirmation Order. Any person who formerly was a member of the Committee may seek the removal of the Independent Litigation Officer for cause by filing an appropriate motion with the Bankruptcy Court.

     1.56 Initial Dividend. An amount equal to Distributable Cash held by the Reorganized Homestar in excess of the sum of any then unpaid Administrative Claims. In no event and under no circumstances shall Distributable Cash include any Cash Collateral of Associates, any Cash that is subject to any Reserve or the cash proceeds of any Collateral of Associates. In no event and under no circumstances shall the Debtors make any distribution if the making of such distribution would create a breach or default of any obligation to Associates. The denomination of the Initial Dividend as a "dividend" does not require or imply that the Initial Dividend shall be required to qualify as a dividend under state or federal law. Neither the Board of Directors nor any officer or other person shall have any liability to any person or entity for the making of the Initial Dividend.

     1.57 Interest. The same as an Equity Interest.

     1.58 Interest Holder. Any holder or owner of an Interest.

     1.59 January 12, 2001 Orders. The orders of the Bankruptcy Court dated January 12, 2001, as extended through the date of the Stipulated Order, with respect to the cash collateral and Section 506(c) issues and interim financing for the period covered by such orders.

     1.60 LaSalle Deposit. A cash deposit of approximately $2,900,000 currently held by LaSalle Bank, N.A., which deposit secures the claims of the holders of approximately $112,000,000 in pre-petition claims against American Homestar Corporation.

     1.61 Lien. A charge against or interest in property to secure payment of a debt or performance of an obligation which has not been avoided or invalidated under any provision of the Bankruptcy Code or other applicable law.

     1.62 Liquidating Debtors. American Homestar of Alabama, Inc., American Homestar of North Carolina, Inc., American Homestar West, Inc., Associated Retailers Holdings, Inc., Associated Retailers Group, L.P., First Value Homes, Inc.,0 Gold Medal Homes N.C., Inc., Gold Medal Homes, Inc., HSTR General Holdings, Inc., Nationwide NC Homes, Inc., Nationwide of Alabama, Inc., Nationwide West, L.P., Pacific Northwest Homes, Inc., Pacific II Northwest Homes, Inc., and R-Anell Custom Homes, Inc.

     1.63 Liquidating Officer. The individual appointed pursuant to section
29.4.1 of this Plan to manage the liquidation of the Liquidating Debtors.

     1.64 Liquidating Dividend. The dividend to be paid to holders of an Allowed General Unsecured Claim who have elected under this Plan not to receive Series C Common Stock in exchange for their Claim against a Liquidating Debtor.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.65 Minimum Financial Performance Standards. Those financial performance standards adopted from time-to-time by the board of directors of the Reorganized Homestar.

     1.66 Net Proceeds. The balance of proceeds remaining after payment of (i) a monthly administration fee to American Homestar equal to the sum of (x) $10,000 and (y) $1,000 per Consumer Claim which is administered pursuant to the Plan in a State of the United States that is not an Electing State; and (ii) all third party legal and administrative costs of administering and litigating the allocation of the proceeds of Surety Bonds in states that are not Electing States.

     1.67 Non-Core Collateral. Mobile homes, manufactured homes, modular homes, motorhomes, travel trailers, camper units and recreational vehicles, existing as of the date hereof in any form, wherever located, whether new, used or repossessed together with the proceeds and products thereof and any contracts or contract rights relative thereto located at or attributable to the Non-Core Facilities for which Associates provided floor plan financing to a Debtor which floor plan financing had not been repaid prior to the date of the petition.

     1.68 Non-Core Disposition Program The method of disposing of Non-Core Collateral which is set forth on schedule 1.68 hereof.

     1.69 Non-Core Facilities. Those facilities listed on schedule 1.69.

     1.70 Non-Liquidating Debtors. All Debtors other than the Liquidating
Debtors.

     1.71 Operating Debtors. All Debtors other than the Liquidating Debtors.

     1.72 Payment Date. The date with respect to a particular Allowed Claim which is the later of (x) 180 days following the Effective Date; or (y) 60 days following the date on which a Claim becomes an Allowed Claim.

     1.73 Penalty Claims. Claims which would be entitled to priority under
Section 726(a)(4) of the Bankruptcy Code if these Bankruptcy Cases were cases arising under Chapter 7 of the Bankruptcy Code.

     1.74 Person. An individual, a corporation, a partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated association or organization, a governmental unit (as that term is defined in the Bankruptcy Code) or any agency or subdivision thereof or any other entity.

     1.75 Petition Date. January 11, 2001, the date on which the Debtors filed their voluntary chapter 11 petitions commencing these Chapter 11 Cases.

     1.76 Plan. This Debtors' Third Amended Jointly Proposed Plan of Reorganization, as it may be amended or modified.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.77 Plan Ballot. The form of ballot which the Debtor will transmit to Creditors who are, or may be, entitled to vote on the Plan.

     1.78 Plan Documents. Any and all documents (i) contemplated to be executed in connection with this Plan, including but not limited to the Exit Finance Facility; (ii) as may be approved at the Confirmation Hearing; or (iii) which are attached to the Confirmation Order. The Plan Documents shall be reasonably acceptable to Associates;it being understood that in order for the Plan Documents to be reasonably acceptable to Associates, they must not, among other things, materially and adversely affect any of the rights or remedies of Associates as provided in and contemplated by this Plan; provided, however, that if Associates shall not consent to the Plan Documents and the Debtors assert that Associates failed to act reasonably in connection therewith, then the issue of whether Associates acted reasonably shall be promptly determined by the Bankruptcy Court. All of the Plan Documents are hereby incorporated herein by reference as if fully set forth in the entirety in this Plan, and any reference to this Plan shall be deemed to include a reference to the Plan Documents.

     1.79 Plan Rate. The rate of interest, if any, that will be paid on Claims other than Claims held by Associates, but only to the extent that this Plan specifies that interest should be paid on such Claims. The Plan Rate for interest which is subject to federal taxation shall be 8%. The Plan Rate for interest which is not subject to federal taxation shall be 5%.

     1.80 Post-Effective Date Earnings. Net income earned by the Debtors following the Effective Date of the Plan, as such net income is determined in accordance with generally accepted accounting principles.

     1.81 Prepetition Associates Indebtedness. The aggregate principal balance of the loans outstanding under the Prepetition Loan Agreement as of January 11, 2001, being the sum of $78,376,814.61 plus accrued and unpaid interest, due and owing thereon together with related fees, costs and expenses.

     1.82 Prepetition Associates Loan Agreement. The prepetition financing agreements between any of the Debtors and Associates, including without limitation any and all security agreements, ancillary documents, and guarantees executed in connection therewith.

     1.83 Priority Non-Tax Claim. Any Claim (other than an Administrative Expense Claim or a Priority Tax Claim or a Debtor in Possession Financing Secured Claim or a Debtor in Possession Financing Unsecured Claim) to the extent entitled to priority in payment under section 507(a) of the Bankruptcy Code including, but not limited to, (i) Claims of an employee of the Debtor for wages, salaries, or commissions, including vacation, severance or sick leave pay, earned within ninety (90) days prior to the Petition Date (to the extent of $4,300 per employee) as set forth in Section 507(a)(3) of the Bankruptcy Code;
(ii) Claims for contribution to an employee benefit plan as set forth in Section 507(a)(4) of the Bankruptcy Code; and (iii) Claims for deposits of up to $1,950 placed by consumers with a Debtor as set forth in Section 507(a)(6) of the Bankruptcy Code.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.84 Priority Tax Claim. Any Claim entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

     1.85 Professional Fees. All fees, costs and expenses incurred in the Chapter 11 Cases by any professional person (within the meaning of sections 327 or 1103 of the Bankruptcy Code or otherwise) and awarded by Final Order of the Bankruptcy Court pursuant to sections 330 or 503(b) or any other provision of the Bankruptcy Code and any professional fees, costs and expenses which have been allowed pursuant to this Plan or by Final Order of the Bankruptcy Court; it hereby being confirmed that as set forth in the Stipulated Order all Professional Fees incurred by Associates both prior to and subsequent to the Petition Date were Allowed in the amount of $1,427,582.62 without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court and, notwithstanding the provisions of Sections 330, 503 or 1129(a)(4) of the Bankruptcy Code or any other section of the Bankruptcy Code, shall be paid, to the extent not paid previously, upon submission of invoices demonstrating the incurrence of such Professional Fees, out of the funds as set forth in the Stipulated Order.

     1.86 Proportional Share of Administrative Expenses. With respect to an Allowed Administrative Claim pursuant to Section 503(b)(2), Section 503(b)(3),
Section 503(b)(4) or Section 503(b)(5) of the Bankruptcy Code, that percentage of such an Allowed Administrative Claim designated by Final Order of the Bankruptcy Court to be charged against a particular Debtor based upon the fair and reasonable allocation of such an Administrative Expense considering the work performed, the benefits to the respective estates and other standards as determined by the Bankruptcy Court, with not more than 15% of the total of all Administrative Expenses to be allocated to Nationwide Housing Systems, L.P..

     1.87 Pro Rata. The proportion that the dollar amount of an Allowed Claim in a Class bears to the aggregate amount of all Allowed Claims in such Class.

     1.88 Reclamation Claims. Claims arising under Section 546(c) of the Bankruptcy Code, but only to the extent that such Claims have been allowed by Final Order of the Bankruptcy Court on or before the Effective Date.

     1.89 Reorganized Debtors. As of the Effective Date of the Plan, the Debtors as reorganized under the terms of this Plan.

     1.90 Reorganized Homestar. American Homestar Corporation as it is reorganized on the Effective Date of the Plan.

     1.91 Reserves. Any reserves which may be provided for in the Exit Finance Facility.

     1.92 Schedules. The Debtor's Schedules of Assets and Liabilities, as may be amended or supplemented, and filed with the Bankruptcy Court in accordance with section 521(1) of the Bankruptcy Code.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     1.93 Secured Claim. A Claim to the extent of the value, as may be determined by the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of any interest in property of a Debtor's estate securing such Claim, or any Claim to the extent that it is subject to setoff under section 553 of the Bankruptcy Code. To the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, such Claim is a Deficiency Claim. Notwithstanding anything to the contrary herein, Priority Tax Claims which are secured by a statutory lien on real property are Secured Claims.

     1.94 Series C Common Stock. The shares of Series C Common Stock of Reorganized Homestar to be authorized pursuant to this Plan.

     1.95 Series M Common Stock. The shares of Series M Common Stock of Reorganized Homestar to be authorized pursuant to this Plan.

     1.96 Stipulated Order. The Stipulated Order Pursuant to Sections 361, 362, 363, 364, 365(d)(4), 506(c) and 507(b) of the Bankruptcy Code and the Relevant Federal Rules of Bankruptcy Procedure which was entered on the docket in the Bankruptcy Cases on February 13, 2001 and made final by order entered on April 3, 2001, as amended by order of the Bankruptcy Court dated May 8, 2001. Attached as schedule 1.96 to this Plan is the Stipulated Order, as amended.

     1.97 Super Priority Administrative Claims. Those Claims held by Associates for advances made after January 11, 2001, to the extent that such Claims are not secured by a lien on property of a Debtor, which Claims were incurred pursuant to the Stipulated Order.

     1.98 Surety Bond. Any bond, letter of credit, or other third party financial obligation payable in favor of any Governmental Unit which bond, letter of credit, or other third party financial obligation was intended to assure a Debtor's performance of its statutory or administrative obligations pursuant to state or federal law or regulation.

     1.99 Unencumbered Cash. The Cash held by the Reorganized Debtors which is not (i) subject to a Lien; (ii) subject to setoff or recoupment; (iii) a Reserve; (iv) required to meet any working capital or other liquidity obligations of the Reorganized Debtors under the Exit Finance Facility; or (v) in a Disputed Claims Reserve. Except to the extent set forth in the preceding sentence, Unencumbered Cash shall include, without limitation, the cash proceeds of all pre-petition tax refunds, settlement collections from litigation which constituted an asset of the Debtors' Estates on the Petition Date, net recoveries of any such litigation, any presently encumbered cash which becomes unencumbered as a result of an event occurring after the Effective Date, pre-petition notes or pre-petition receivables. In no event and in no circumstance shall Unencumbered Cash include any Cash Collateral of Associates, any Cash that is subject to a Reserve, or the Cash proceeds of any Collateral of Associates.

     1.100 Unsecured Claim. A Claim not secured by a charge, mortgage or lien against or interest in property in which a Debtor's estate has an interest, including but not limited to any Deficiency Claim and any claim for damages resulting from the rejection of an executory

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
contract or lease. Unsecured Claims shall include Affiliate Claims except to the extent that the Bankruptcy Court Orders that Affiliate Claims should be subordinated pursuant to Section 510 of the Bankruptcy Code.

     1.101 Warranty Claims. A Claim arising out of a Debtor's failure to honor its obligations arising out of a written or statutory obligation to provide service or repairs to a manufactured home or one of its components.

                                   ARTICLE 2
                              RULES OF CONSTRUCTION

     Unless otherwise specified, all section, article, schedule or exhibit references in this Plan are to the respective section in, article of, or schedule or exhibit to, this Plan, as same may be amended, waived, or modified from time to time. The schedules and exhibits to this Plan are hereby incorporated herein by reference as if fully set forth herein. Except as otherwise expressly provided herein, a term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Plan as a whole and not to any particular section, subsection or clause contained in this Plan, unless the context requires otherwise. Whenever from the context it appears appropriate, each term stated in either the singular or the plural includes the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender include the masculine, feminine and the neuter. The section headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

     The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of this Plan, except for Section 102(5) of the Bankruptcy Code. The headings in this Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

                                   ARTICLE 3
                     CLASSIFICATION OF CLAIMS AND INTERESTS

     The Claims against and Interests in the Debtors are classified as set forth in this Article.

     3.1 Claims Against American Homestar Corporation. Claims against American Homestar Corporation are classified as follows:

         3.1.1 Class American Homestar Corporation 1--Administrative Claims. Class American Homestar Corporation 1 is comprised of all Administrative Claims against American Homestar Corporation.

         3.1.2 Class American Homestar Corporation 2--Priority Tax Claims. Class American Homestar Corporation 2 is comprised of all Priority Tax Claims against American Homestar Corporation.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.1.3 Class American Homestar Corporation 3--Priority Non-Tax Claims. Class American Homestar Corporation 3 is comprised of all Priority Non-Tax Claims against American Homestar Corporation.

         3.1.4 Class American Homestar Corporation 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar Corporation 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar Corporation.

         3.1.5 Class American Homestar Corporation 5--Super-Priority Administrative Claims. Class American Homestar Corporation 5 is comprised of all Super-Priority Administrative Claims against American Homestar Corporation.

         3.1.6 Class American Homestar Corporation 6--Other Secured Claims. Class American Homestar Corporation 6 is comprised of all Secured Claims against American Homestar Corporation other than Secured Claims held by Associates.

         3.1.7 Class American Homestar Corporation 7--Consumer Claims. Class American Homestar Corporation 7 is comprised of all Consumer Claims against American Homestar Corporation.

         3.1.8 Class American Homestar Corporation 8--Convenience Claims. Class American Homestar Corporation 8 is comprised of all Claims against American Homestar Corporation which are in an amount of less than $10,000.

         3.1.9 Class American Homestar Corporation 9--General Unsecured Claims. Class American Homestar Corporation 9 is comprised of all General Unsecured Claims against American Homestar Corporation which are not otherwise classified in this Plan.

         3.1.10 Class American Homestar Corporation 10--Penalty Claims. Class American Homestar Corporation 10 is comprised of all Penalty Claims against American Homestar Corporation.

         3.1.11 Class American Homestar Corporation 11--Subordinated Claims. Class American Homestar Corporation 11 is comprised of all Claims against American Homestar Corporation, which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.1.12 Class American Homestar Corporation 12--Interests. Class American Homestar Corporation 12 is comprised of all Interests in American Homestar Corporation.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     3.2 Claims Against American Homestar of Alabama, Inc. Claims against American Homestar of Alabama, Inc. are classified as follows:

         3.2.1 Class American Homestar of Alabama, Inc. 1--Administrative Claims. Class American Homestar of Alabama, Inc. 1 is comprised of all Administrative Claims against American Homestar of Alabama, Inc.

         3.2.2 Class American Homestar of Alabama, Inc. 2--Priority Tax Claims. Class American Homestar of Alabama, Inc. 2 is comprised of all Priority Tax Claims against American Homestar of Alabama, Inc.

         3.2.3 Class American Homestar of Alabama, Inc. 3--Priority Non-Tax Claims. Class American Homestar of Alabama, Inc. 3 is comprised of all Priority Non-Tax Claims against American Homestar of Alabama, Inc.

         3.2.4 Class American Homestar of Alabama, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar of Alabama, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar of Alabama, Inc.

         3.2.5 Class American Homestar of Alabama, Inc. 5--Super-Priority Administrative Claims. Class American Homestar of Alabama, Inc. 5 is comprised of all Super-Priority Administrative Claims against American Homestar of Alabama, Inc.

         3.2.6 Class American Homestar of Alabama, Inc. 6--Other Secured Claims. Class American Homestar of Alabama, Inc. 6 is comprised of all Secured Claims against American Homestar of Alabama, Inc. other than Secured Claims held by Associates.

         3.2.7 Class American Homestar of Alabama, Inc. 7--Consumer Claims. Class American Homestar of Alabama, Inc. 7 is comprised of all Consumer Claims against American Homestar of Alabama, Inc.

         3.2.8 Class American Homestar of Alabama, Inc. 8--Convenience Claims. Class American Homestar of Alabama, Inc. 8 is comprised of all Claims against American Homestar of Alabama, Inc. which are in an amount of less than $10,000.

         3.2.9 Class American Homestar of Alabama, Inc. 9--General Unsecured Claims. Class American Homestar of Alabama, Inc. 9 is comprised of all General Unsecured Claims against American Homestar of Alabama, Inc. which are not otherwise classified in this Plan.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.2.10 Class American Homestar of Alabama, Inc. 10--Penalty Claims. Class American Homestar of Alabama, Inc. 10 is comprised of all Penalty Claims against American Homestar of Alabama, Inc.

         3.2.11 Class American Homestar of Alabama, Inc. 11--Subordinated Claims. Class American Homestar of Alabama, Inc. 11 is comprised of all Claims against American Homestar of Alabama, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.2.12 Class American Homestar of Alabama, Inc. 12--Interests. Class American Homestar of Alabama, Inc. 12 is comprised of all Interests in American Homestar of Alabama, Inc.

     3.3 Claims Against American Homestar of Burleson, L.P. Claims against American Homestar of Burleson, L.P. are classified as follows:

         3.3.1 Class American Homestar of Burleson, L.P. 1--Administrative Claims. Class American Homestar of Burleson, L.P. 1 is comprised of all Administrative Claims against American Homestar of Burleson, L.P.

         3.3.2 Class American Homestar of Burleson, L.P. 2--Priority Tax Claims. Class American Homestar of Burleson, L.P. 2 is comprised of all Priority Tax Claims against American Homestar of Burleson, L.P.

         3.3.3 Class American Homestar of Burleson, L.P. 3--Priority Non-Tax Claims. Class American Homestar of Burleson, L.P. 3 is comprised of all Priority Non-Tax Claims against American Homestar of Burleson, L.P.

         3.3.4 Class American Homestar of Burleson, L.P. 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar of Burleson, L.P. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar of Burleson, L.P.

         3.3.5 Class American Homestar of Burleson, L.P. 5--Super-Priority Administrative Claims. Class American Homestar of Burleson, L.P. 5 is comprised of all Super-Priority Administrative Claims against American Homestar of Burleson, L.P.

         3.3.6 Class American Homestar of Burleson, L.P. 6--Other Secured Claims. Class American Homestar of Burleson, L.P. 6 is comprised of all Secured Claims against American Homestar of Burleson, L.P. other than Secured Claims held by Associates.

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

         3.3.7 Class American Homestar of Burleson, L.P. 7--Consumer Claims. Class American Homestar of Burleson, L.P. 7 is comprised of all Consumer Claims against American Homestar of Burleson, L.P.

         3.3.8 Class American Homestar of Burleson, L.P. 8--Convenience Claims. Class American Homestar of Burleson, L.P. 8 is comprised of all Claims against American Homestar of Burleson, L.P. which are in an amount of less than $10,000.

         3.3.9 Class American Homestar of Burleson, L.P. 9--General Unsecured Claims. Class American Homestar of Burleson, L.P. 9 is comprised of all General Unsecured Claims against American Homestar of Burleson, L.P. which are not otherwise classified in this Plan.

         3.3.10 Class American Homestar of Burleson, L.P. 10--Penalty Claims. Class American Homestar of Burleson, L.P. 10 is comprised of all Penalty Claims against American Homestar of Burleson, L.P.

         3.3.11 Class American Homestar of Burleson, L.P. 11--Subordinated Claims. Class American Homestar of Burleson, L.P. 11 is comprised of all Claims against American Homestar of Burleson, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.3.12 Class American Homestar of Burleson, L.P. 12--Interests. Class American Homestar of Burleson, L.P. 12 is comprised of all Interests in American Homestar of Burleson, L.P.

     3.4 Claims Against American Homestar of Lancaster, L.P. Claims against American Homestar of Lancaster, L.P. are classified as follows:

         3.4.1 Class American Homestar of Lancaster, L.P. 1--Administrative Claims. Class American Homestar of Lancaster, L.P. 1 is comprised of all Administrative Claims against American Homestar of Lancaster, L.P.

         3.4.2 Class American Homestar of Lancaster, L.P. 2--Priority Tax Claims. Class American Homestar of Lancaster, L.P. 2 is comprised of all Priority Tax Claims against American Homestar of Lancaster, L.P.

         3.4.3 Class American Homestar of Lancaster, L.P. 3--Priority Non-Tax Claims. Class American Homestar of Lancaster, L.P. 3 is comprised of all Priority Non-Tax Claims against American Homestar of Lancaster, L.P.

         3.4.4 Class American Homestar of Lancaster, L.P. 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar of Lancaster, L.P. 4 is

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

         comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar of Lancaster, L.P.

         3.4.5 Class American Homestar of Lancaster, L.P. 5--Super-Priority Administrative Claims. Class American Homestar of Lancaster, L.P. 5 is comprised of all Super-Priority Administrative Claims against American Homestar of Lancaster, L.P.

         3.4.6 Class American Homestar of Lancaster, L.P. 6--Other Secured Claims. Class American Homestar of Lancaster, L.P. 6 is comprised of all Secured Claims against American Homestar of Lancaster, L.P. other than Secured Claims held by Associates.

         3.4.7 Class American Homestar of Lancaster, L.P. 7--Consumer Claims. Class American Homestar of Lancaster, L.P. 7 is comprised of all Consumer Claims against American Homestar of Lancaster, L.P.

         3.4.8 Class American Homestar of Lancaster, L.P. 8--Convenience Claims. Class American Homestar of Lancaster, L.P. 8 is comprised of all Claims against American Homestar of Lancaster, L.P. which are in an amount of less than $10,000.

         3.4.9 Class American Homestar of Lancaster, L.P. 9--General Unsecured Claims. Class American Homestar of Lancaster, L.P. 9 is comprised of all General Unsecured Claims against American Homestar of Lancaster, L.P. which are not otherwise classified in this Plan.

         3.4.10 Class American Homestar of Lancaster, L.P. 10--Penalty Claims. Class American Homestar of Lancaster, L.P. 10 is comprised of all Penalty Claims against American Homestar of Lancaster, L.P.

         3.4.11 Class American Homestar of Lancaster, L.P. 11--Subordinated Claims. Class American Homestar of Lancaster, L.P. 11 is comprised of all Claims against American Homestar of Lancaster, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.4.12 Class American Homestar of Lancaster, L.P. 12--Interests. Class American Homestar of Lancaster, L.P. 12 is comprised of all Interests in American Homestar of Lancaster, L.P.

     3.5 Claims Against American Homestar of North Carolina, Inc. Claims against American Homestar of North Carolina, Inc. are classified as follows:

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

         3.5.1 Class American Homestar of North Carolina, Inc. 1--Administrative Claims. Class American Homestar of North Carolina, Inc. 1 is comprised of all Administrative Claims against American Homestar of North Carolina, Inc.

         3.5.2 Class American Homestar of North Carolina, Inc. 2--Priority Tax Claims. Class American Homestar of North Carolina, Inc. 2 is comprised of all Priority Tax Claims against American Homestar of North Carolina, Inc.

         3.5.3 Class American Homestar of North Carolina, Inc. 3--Priority Non-Tax Claims. Class American Homestar of North Carolina, Inc. 3 is comprised of all Priority Non-Tax Claims against American Homestar of North Carolina, Inc.

         3.5.4 Class American Homestar of North Carolina, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar of North Carolina, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar of North Carolina, Inc.

         3.5.5 Class American Homestar of North Carolina, Inc. 5--Super-Priority Administrative Claims. Class American Homestar of North Carolina, Inc. 5 is comprised of all Super-Priority Administrative Claims against American Homestar of North Carolina, Inc.

         3.5.6 Class American Homestar of North Carolina, Inc. 6--Other Secured Claims. Class American Homestar of North Carolina, Inc. 6 is comprised of all Secured Claims against American Homestar of North Carolina, Inc. other than Secured Claims held by Associates.

         3.5.7 Class American Homestar of North Carolina, Inc. 7--Consumer Claims. Class American Homestar of North Carolina, Inc. 7 is comprised of all Consumer Claims against American Homestar of North Carolina, Inc.

         3.5.8 Class American Homestar of North Carolina, Inc. 8--Convenience Claims. Class American Homestar of North Carolina, Inc. 8 is comprised of all Claims against American Homestar of North Carolina, Inc. which are in an amount of less than $10,000.

         3.5.9 Class American Homestar of North Carolina, Inc. 9--General Unsecured Claims. Class American Homestar of North Carolina, Inc. 9 is comprised of all General Unsecured Claims against American Homestar of North Carolina, Inc. which are not otherwise classified in this Plan.

         3.5.10 Class American Homestar of North Carolina, Inc. 10--Penalty Claims. Class American Homestar of North Carolina, Inc. 10 is comprised of all Penalty Claims against American Homestar of North Carolina, Inc.

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

         3.5.11 Class American Homestar of North Carolina, Inc. 11--Subordinated Claims. Class American Homestar of North Carolina, Inc. 11 is comprised of all Claims against American Homestar of North Carolina, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.5.12 Class American Homestar of North Carolina, Inc. 12--Interests. Class American Homestar of North Carolina, Inc. 12 is comprised of all Interests in American Homestar of North Carolina, Inc.

     3.6 Claims Against American Homestar West, Inc. Claims against American Homestar West, Inc. are classified as follows:

         3.6.1 Class American Homestar West, Inc. 1--Administrative Claims. Class American Homestar West, Inc. 1 is comprised of all Administrative Claims against American Homestar West, Inc.

         3.6.2 Class American Homestar West, Inc. 2--Priority Tax Claims. Class American Homestar West, Inc. 2 is comprised of all Priority Tax Claims against American Homestar West, Inc.

         3.6.3 Class American Homestar West, Inc. 3--Priority Non-Tax Claims. Class American Homestar West, Inc. 3 is comprised of all Priority Non-Tax Claims against American Homestar West, Inc.

         3.6.4 Class American Homestar West, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class American Homestar West, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American Homestar West, Inc.

         3.6.5 Class American Homestar West, Inc. 5--Super-Priority Administrative Claims. Class American Homestar West, Inc. 5 is comprised of all Super-Priority Administrative Claims against American Homestar West, Inc.

         3.6.6 Class American Homestar West, Inc. 6--Other Secured Claims. Class American Homestar West, Inc. 6 is comprised of all Secured Claims against American Homestar West, Inc. other than Secured Claims held by Associates.

         3.6.7 Class American Homestar West, Inc. 7--Consumer Claims. Class American Homestar West, Inc. 7 is comprised of all Consumer Claims against American Homestar West, Inc.

         3.6.8 Class American Homestar West, Inc. 8--Convenience Claims. Class American Homestar West, Inc. 8 is comprised of all Claims against American Homestar West, Inc. which are in an amount of less than $10,000.

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PAGE 21

         3.6.9 Class American Homestar West, Inc. 9--General Unsecured Claims. Class American Homestar West, Inc. 9 is comprised of all General Unsecured Claims against American Homestar West, Inc. which are not otherwise classified in this Plan.

         3.6.10 Class American Homestar West, Inc. 10--Penalty Claims. Class American Homestar West, Inc. 10 is comprised of all Penalty Claims against American Homestar West, Inc.

         3.6.11 Class American Homestar West, Inc. 11--Subordinated Claims. Class American Homestar West, Inc. 11 is comprised of all Claims against American Homestar West, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.6.12 Class American Homestar West, Inc. 12--Interests. Class American Homestar West, Inc. 12 is comprised of all Interests in American Homestar West, Inc.

     3.7 Claims Against Associated Retailers Holdings, Inc. Claims against Associated Retailers Holdings, Inc. are classified as follows:

         3.7.1 Class Associated Retailers Holdings, Inc. 1--Administrative Claims. Class Associated Retailers Holdings, Inc. 1 is comprised of all Administrative Claims against Associated Retailers Holdings, Inc.

         3.7.2 Class Associated Retailers Holdings, Inc. 2--Priority Tax Claims. Class Associated Retailers Holdings, Inc. 2 is comprised of all Priority Tax Claims against Associated Retailers Holdings, Inc.

         3.7.3 Class Associated Retailers Holdings, Inc. 3--Priority Non-Tax Claims. Class Associated Retailers Holdings, Inc. 3 is comprised of all Priority Non-Tax Claims against Associated Retailers Holdings, Inc.

         3.7.4 Class Associated Retailers Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class Associated Retailers Holdings, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Associated Retailers Holdings, Inc.

         3.7.5 Class Associated Retailers Holdings, Inc. 5--Super-Priority Administrative Claims. Class Associated Retailers Holdings, Inc. 5 is comprised of all Super-Priority Administrative Claims against Associated Retailers Holdings, Inc.

         3.7.6 Class Associated Retailers Holdings, Inc. 6--Other Secured Claims. Class Associated Retailers Holdings, Inc. 6 is comprised of all Secured Claims

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         against Associated Retailers Holdings, Inc. other than Secured Claims held by Associates.

         3.7.7 Class Associated Retailers Holdings, Inc. 7--Convenience Claims. Class Associated Retailers Holdings, Inc. 8 is comprised of all Claims against Associated Retailers Holdings, Inc. which are in an amount of less than $10,000.

         3.7.8 Class Associated Retailers Holdings, Inc. 8--General Unsecured Claims. Class Associated Retailers Holdings, Inc. 8 is comprised of all General Unsecured Claims against Associated Retailers Holdings, Inc. which are not otherwise classified in this Plan.

         3.7.9 Class Associated Retailers Holdings, Inc. 9--Penalty Claims. Class Associated Retailers Holdings, Inc. 9 is comprised of all Penalty Claims against Associated Retailers Holdings, Inc.

         3.7.10 Class Associated Retailers Holdings, Inc. 10--Subordinated Claims. Class Associated Retailers Holdings, Inc. 10 is comprised of all Claims against Associated Retailers Holdings, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.7.11 Class Associated Retailers Holdings, Inc. 11--Interests. Class Associated Retailers Holdings, Inc. 11 is comprised of all Interests in Associated Retailers Holdings, Inc.

     3.8 Claims Against Associated Retailers Group, L.P. Claims against Associated Retailers Group, L.P. are classified as follows:

         3.8.1 Class Associated Retailers Group, L.P. 1--Administrative Claims. Class Associated Retailers Group, L.P. 1 is comprised of all Administrative Claims against Associated Retailers Group, L.P.

         3.8.2 Class Associated Retailers Group, L.P. 2--Priority Tax Claims. Class Associated Retailers Group, L.P. 2 is comprised of all Priority Tax Claims against Associated Retailers Group, L.P.

         3.8.3 Class Associated Retailers Group, L.P. 3--Priority Non-Tax Claims. Class Associated Retailers Group, L.P. 3 is comprised of all Priority Non-Tax Claims against Associated Retailers Group, L.P.

         3.8.4 Class Associated Retailers Group, L.P. 4--Debtor in Possession Secured Guaranty Claims. Class Associated Retailers Group, L.P. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Associated Retailers Group, L.P.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.8.5 Class Associated Retailers Group, L.P. 5--Super-Priority Administrative Claims. Class Associated Retailers Group, L.P. 5 is comprised of all Super-Priority Administrative Claims against Associated Retailers Group, L.P.

         3.8.6 Class Associated Retailers Group, L.P. 6--Other Secured Claims. Class Associated Retailers Group, L.P. 6 is comprised of all Secured Claims against Associated Retailers Group, L.P. other than Secured Claims held by Associates.

         3.8.7 Class Associated Retailers Group, L.P. 7--Convenience Claims. Class Associated Retailers Group, L.P. 7 is comprised of all Claims against Associated Retailers Group, L.P. which are in an amount of less than $10,000.

         3.8.8 Class Associated Retailers Group, L.P. 8--General Unsecured Claims. Class Associated Retailers Group, L.P. 8 is comprised of all General Unsecured Claims against Associated Retailers Group, L.P. which are not otherwise classified in this Plan.

         3.8.9 Class Associated Retailers Group, L.P. 9--Penalty Claims. Class Associated Retailers Group, L.P. 9 is comprised of all Penalty Claims against Associated Retailers Group, L.P.

         3.8.10 Class Associated Retailers Group, L.P. 10--Subordinated Claims. Class Associated Retailers Group, L.P. 10 is comprised of all Claims against Associated Retailers Group, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.8.11 Class Associated Retailers Group, L.P. 11--Interests. Class Associated Retailers Group, L.P. 11 is comprised of all Interests in Associated Retailers Group, L.P.

     3.9 Claims Against First Value Homes, Inc. Claims against First Value Homes, Inc. are classified as follows:

         3.9.1 Class First Value Homes, Inc. 1--Administrative Claims. Class First Value Homes, Inc. 1 is comprised of all Administrative Claims against First Value Homes, Inc.

         3.9.2 Class First Value Homes, Inc. 2--Priority Tax Claims. Class First Value Homes, Inc. 2 is comprised of all Priority Tax Claims against First Value Homes, Inc.

         3.9.3 Class First Value Homes, Inc. 3--Priority Non-Tax Claims. Class First Value Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against First Value Homes, Inc.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.9.4 Class First Value Homes, Inc. 4--Debtor in Possession Secured Claims. Class First Value Homes, Inc. 4 is comprised of all Debtor in Possession Secured Claims against First Value Homes, Inc.

         3.9.5 Class First Value Homes, Inc. 5--Super-Priority Administrative Claims. Class First Value Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against First Value Homes, Inc.

         3.9.6 Class First Value Homes, Inc. 6--Other Secured Claims. Class First Value Homes, Inc. 6 is comprised of all Secured Claims against First Value Homes, Inc. other than Secured Claims held by Associates.

         3.9.7 Class First Value Homes, Inc. 7--Associates Secured Claims. Class First Value Homes, Inc. 7 is comprised of all Secured Claims against First Value Homes, Inc. held by Associates other than the Class First Value Homes, Inc. Class 4 Debtor in Possession Secured Claims.

         3.9.8 Class First Value Homes, Inc. 8--Consumer Claims. Class First Value Homes, Inc. 8 is comprised of all Consumer Claims against First Value Homes, Inc.

         3.9.9 Class First Value Homes, Inc. 9--Convenience Claims. Class First Value Homes, Inc. 9 is comprised of all Claims against First Value Homes, Inc. which are in an amount of less than $10,000.

         3.9.10 Class First Value Homes, Inc. 10--General Unsecured Claims. Class First Value Homes, Inc. 10 is comprised of all General Unsecured Claims against First Value Homes, Inc. which are not otherwise classified in this Plan.

         3.9.11 Class First Value Homes, Inc. 11--Penalty Claims. Class First Value Homes, Inc. 11 is comprised of all Penalty Claims against First Value Homes, Inc.

         3.9.12 Class First Value Homes, Inc. 12--Subordinated Claims. Class First Value Homes, Inc. 12 is comprised of all Claims against First Value Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.9.13 Class First Value Homes, Inc. 13--Interests. Class First Value Homes, Inc. 12 is comprised of all Interests in First Value Homes, Inc.

     3.10 Claims Against Gold Medal Homes N.C., Inc. Claims against Gold Medal Homes N.C., Inc. are classified as follows:

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.10.1 Class Gold Medal Homes N.C., Inc. 1--Administrative Claims. Class Gold Medal Homes N.C., Inc. 1 is comprised of all Administrative Claims against Gold Medal Homes N.C., Inc.

         3.10.2 Class Gold Medal Homes N.C., Inc. 2--Priority Tax Claims. Class Gold Medal Homes N.C., Inc. 2 is comprised of all Priority Tax Claims against Gold Medal Homes N.C., Inc.

         3.10.3 Class Gold Medal Homes N.C., Inc. 3--Priority Non-Tax Claims. Class Gold Medal Homes N.C., Inc. 3 is comprised of all Priority Non-Tax Claims against Gold Medal Homes N.C., Inc.

         3.10.4 Class Gold Medal Homes N.C., Inc. 4--Debtor in Possession Secured Guaranty Claims. Class Gold Medal Homes N.C., Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Gold Medal Homes N.C., Inc.

         3.10.5 Class Gold Medal Homes N.C., Inc. 5--Super-Priority Administrative Claims. Class Gold Medal Homes N.C., Inc. 5 is comprised of all Super-Priority Administrative Claims against Gold Medal Homes N.C., Inc.

         3.10.6 Class Gold Medal Homes N.C., Inc. 6--Other Secured Claims. Class Gold Medal Homes N.C., Inc. 6 is comprised of all Secured Claims against Gold Medal Homes N.C., Inc. other than Secured Claims held by Associates.

         3.10.7 Class Gold Medal Homes N.C., Inc. 7--Consumer Claims. Class Gold Medal Homes N.C., Inc. 7 is comprised of all Consumer Claims against Gold Medal Homes N.C., Inc.

         3.10.8 Class Gold Medal Homes N.C., Inc. 8--Convenience Claims. Class Gold Medal Homes N.C., Inc. 8 is comprised of all Claims against Gold Medal Homes N.C., Inc. which are in an amount of less than $10,000.

         3.10.9 Class Gold Medal Homes N.C., Inc. 9--General Unsecured Claims. Class Gold Medal Homes N.C., Inc. 9 is comprised of all General Unsecured Claims against Gold Medal Homes N.C., Inc. which are not otherwise classified in this Plan.

         3.10.10 Class Gold Medal Homes N.C., Inc. 10--Penalty Claims. Class Gold Medal Homes N.C., Inc. 10 is comprised of all Penalty Claims against Gold Medal Homes N.C., Inc.

         3.10.11 Class Gold Medal Homes N.C., Inc. 11--Subordinated Claims. Class Gold Medal Homes N.C., Inc. 11 is comprised of all Claims against Gold Medal

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         Homes N.C., Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.10.12 Class Gold Medal Homes N.C., Inc. 12--Interests. Class Gold Medal Homes N.C., Inc. 12 is comprised of all Interests in Gold Medal Homes N.C., Inc.

     3.11 Claims Against Gold Medal Homes, Inc. Claims against Gold Medal Homes, Inc. are classified as follows:

         3.11.1 Class Gold Medal Homes, Inc. 1--Administrative Claims. Class Gold Medal Homes, Inc. 1 is comprised of all Administrative Claims against Gold Medal Homes, Inc.

         3.11.2 Class Gold Medal Homes, Inc. 2--Priority Tax Claims. Class Gold Medal Homes, Inc. 2 is comprised of all Priority Tax Claims against Gold Medal Homes, Inc.

         3.11.3 Class Gold Medal Homes, Inc. 3--Priority Non-Tax Claims. Class Gold Medal Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against Gold Medal Homes, Inc.

         3.11.4 Class Gold Medal Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class Gold Medal Homes, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Gold Medal Homes, Inc.

         3.11.5 Class Gold Medal Homes, Inc. 5--Super-Priority Administrative Claims. Class Gold Medal Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against Gold Medal Homes, Inc.

         3.11.6 Class Gold Medal Homes, Inc. 6--Other Secured Claims. Class Gold Medal Homes, Inc. 6 is comprised of all Secured Claims against Gold Medal Homes, Inc. other than Secured Claims held by Associates.

         3.11.7 Class Gold Medal Homes, Inc. 7--Consumer Claims. Class Gold Medal Homes, Inc. 7 is comprised of all Consumer Claims against Gold Medal Homes, Inc.

         3.11.8 Class Gold Medal Homes, Inc. 8--Convenience Claims. Class Gold Medal Homes, Inc. 8 is comprised of all Claims against Gold Medal Homes, Inc. which are in an amount of less than $10,000.

         3.11.9 Class Gold Medal Homes, Inc. 9--General Unsecured Claims. Class Gold Medal Homes, Inc. 9 is comprised of all General Unsecured Claims against Gold Medal Homes, Inc. which are not otherwise classified in this Plan.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.11.10 Class Gold Medal Homes, Inc. 10--Penalty Claims. Class Gold Medal Homes, Inc. 10 is comprised of all Penalty Claims against Gold Medal Homes, Inc.

         3.11.11 Class Gold Medal Homes, Inc. 11--Subordinated Claims. Class Gold Medal Homes, Inc. 11 is comprised of all Claims against Gold Medal Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.11.12 Class Gold Medal Homes, Inc. 12--Interests. Class Gold Medal Homes, Inc. 12 is comprised of all Interests in Gold Medal Homes, Inc.

     3.12 Claims Against HSTR General Holdings, Inc. Claims against HSTR General Holdings, Inc. are classified as follows:

         3.12.1 Class HSTR General Holdings, Inc. 1--Administrative Claims. Class HSTR General Holdings, Inc. 1 is comprised of all Administrative Claims against HSTR General Holdings, Inc.

         3.12.2 Class HSTR General Holdings, Inc. 2--Priority Tax Claims. Class HSTR General Holdings, Inc. 2 is comprised of all Priority Tax Claims against HSTR General Holdings, Inc.

         3.12.3 Class HSTR General Holdings, Inc 3--Priority Non-Tax Claims. Class HSTR General Holdings, Inc 3 is comprised of all Priority Non-Tax Claims against HSTR General Holdings, Inc.

         3.12.4 Class HSTR General Holdings, Inc 4--Debtor in Possession Secured Guaranty Claims. Class American HSTR General Holdings, Inc 4 is comprised of all Debtor in Possession Secured Guaranty Claims against American HSTR General Holdings, Inc.

         3.12.5 Class HSTR General Holdings, Inc. 5--Super-Priority Administrative Claims. Class HSTR General Holdings, Inc. 5 is comprised of all Super-Priority Administrative Claims against HSTR General Holdings, Inc.

         3.12.6 Class HSTR General Holdings, Inc. 6--Other Secured Claims. Class HSTR General Holdings, Inc. 6 is comprised of all Secured Claims against HSTR General Holdings, Inc. other than Secured Claims held by Associates.

         3.12.7 Class HSTR General Holdings, Inc.7--Convenience Claims. Class HSTR General Holdings, Inc. 7 is comprised of all Claims against HSTR General Holdings, Inc. which are in an amount of less than $10,000.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.12.8 Class HSTR General Holdings, Inc. 8--General Unsecured Claims. Class HSTR General Holdings, Inc. 8 is comprised of all General Unsecured Claims against HSTR General Holdings, Inc. which are not otherwise classified in this Plan.

         3.12.9 Class HSTR General Holdings, Inc. 9--Penalty Claims. Class HSTR General Holdings, Inc. 9 is comprised of all Penalty Claims against HSTR General Holdings, Inc.

         3.12.10 Class HSTR General Holdings, Inc. 10--Subordinated Claims. Class HSTR General Holdings, Inc. 10 is comprised of all Claims against HSTR General Holdings, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.12.11 Class HSTR General Holdings, Inc. 11--Interests. Class HSTR General Holdings, Inc. 11 is comprised of all Interests in HSTR General Holdings, Inc.

     3.13 Claims Against Nationwide Housing Properties, L.P. Claims against Nationwide Housing Properties, L.P. are classified as follows:

         3.13.1 Class Nationwide Housing Properties, L.P. 1--Administrative Claims. Class Nationwide Housing Properties, L.P. 1 is comprised of all Administrative Claims against Nationwide Housing Properties, L.P.

         3.13.2 Class Nationwide Housing Properties, L.P. 2--Priority Tax Claims. Class Nationwide Housing Properties, L.P. 2 is comprised of all Priority Tax Claims against Nationwide Housing Properties, L.P.

         3.13.3 Class Nationwide Housing Properties, L.P. 3--Priority Non-Tax Claims. Class Nationwide Housing Properties, L.P. 3 is comprised of all Priority Non-Tax Claims against Nationwide Housing Properties, L.P.

         3.13.4 Class Nationwide Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims. Class Nationwide Housing Properties, L.P. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Nationwide Housing Properties, L.P.

         3.13.5 Class Nationwide Housing Properties, L.P. 5--Super-Priority Administrative Claims. Class Nationwide Housing Properties, L.P. 5 is comprised of all Super-Priority Administrative Claims against Nationwide Housing Properties, L.P.

         3.13.6 Class Nationwide Housing Properties, L.P. 6--Other Secured Claims. Class Nationwide Housing Properties, L.P. 6 is comprised of all Secured Claims

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         against Nationwide Housing Properties, L.P. other than Secured Claims held by Associates.

         3.13.7 Class Nationwide Housing Properties, L.P. 7--Convenience Claims. Class Nationwide Housing Properties, L.P. 7 is comprised of all Claims against Nationwide Housing Properties, L.P. which are in an amount of less than $10,000.

         3.13.8 Class Nationwide Housing Properties, L.P. 8--General Unsecured Claims. Class Nationwide Housing Properties, L.P. 8 is comprised of all General Unsecured Claims against Nationwide Housing Properties, L.P. which are not otherwise classified in this Plan.

         3.13.9 Class Nationwide Housing Properties, L.P. 9--Penalty Claims. Class Nationwide Housing Properties, L.P. 9 is comprised of all Penalty Claims against Nationwide Housing Properties, L.P.

         3.13.10 Class Nationwide Housing Properties, L.P. 10--Subordinated Claims. Class Nationwide Housing Properties, L.P. 11 is comprised of all Claims against Nationwide Housing Properties, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.13.11 Class Nationwide Housing Properties, L.P. 11--Interests. Class Nationwide Housing Properties, L.P. 12 is comprised of all Interests in Nationwide Housing Properties, L.P.

     3.14 Claims Against Nationwide Housing Systems, L.P. Claims against Nationwide Housing Systems, L.P. are classified as follows:

         3.14.1 Class Nationwide Housing Systems, L.P. 1--Administrative Claims. Class Nationwide Housing Systems, L.P. 1 is comprised of all Administrative Claims against Nationwide Housing Systems, L.P.

         3.14.2 Class Nationwide Housing Systems, L.P. 2--Priority Tax Claims. Class Nationwide Housing Systems, L.P. 2 is comprised of all Priority Tax Claims against Nationwide Housing Systems, L.P.

         3.14.3 Class Nationwide Housing Systems, L.P. 3--Priority Non-Tax Claims. Class Nationwide Housing Systems, L.P. 3 is comprised of all Priority Non-Tax Claims against Nationwide Housing Systems, L.P.

         3.14.4 Class Nationwide Housing Systems, L.P. 4--Debtor in Possession Secured Claims. Class Nationwide Housing Systems, L.P. 4 is comprised of all Debtor in Possession Secured Claims against Nationwide Housing Systems, L.P.

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         3.14.5 Class Nationwide Housing Systems, L.P. 5--Super-Priority
         Administrative Claims. Class Nationwide Housing Systems, L.P. 5 is comprised of all Super-Priority Administrative Claims against Nationwide Housing Systems, L.P.

         3.14.6 Class Nationwide Housing Systems, L.P. 6--Other Secured Claims. Class Nationwide Housing Systems, L.P. 6 is comprised of all Secured Claims against Nationwide Housing Systems, L.P. other than Secured Claims held by Associates.

         3.14.7 Class Nationwide Housing Systems, L.P. 7--Associates Secured Claims. Class Nationwide Housing Systems, L.P. 7 is comprised of all Secured Claims against Nationwide Housing Systems, L.P. held by Associates other than the Class Nationwide Housing Systems, L.P. Class 4 Debtor in Possession Secured Claims.

         3.14.8 Class Nationwide Housing Systems, L.P. 8--Consumer Claims. Class Nationwide Housing Systems, L.P. 8 is comprised of all Consumer Claims against Nationwide Housing Systems, L.P.

         3.14.9 Class Nationwide Housing Systems, L.P. 9--Convenience Claims. Class Nationwide Housing Systems, L.P. 9 is comprised of all Claims against Nationwide Housing Systems, L.P. which are in an amount of less than $10,000.

         3.14.10 Class Nationwide Housing Systems, L.P. 10--General Unsecured Claims. Class Nationwide Housing Systems, L.P. 10 is comprised of all General Unsecured Claims against Nationwide Housing Systems, L.P. which are not otherwise classified in this Plan.

         3.14.11 Class Nationwide Housing Systems, L.P. 11--Penalty Claims. Class Nationwide Housing Systems, L.P. 11 is comprised of all Penalty Claims against Nationwide Housing Systems, L.P.

         3.14.12 Class Nationwide Housing Systems, L.P. 12--Subordinated Claims. Class Nationwide Housing Systems, L.P. 12 is comprised of all Claims against Nationwide Housing Systems, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.14.13 Class Nationwide Housing Systems, L.P. 13--Interests. Class Nationwide Housing Systems, L.P. 13 is comprised of all Interests in Nationwide Housing Systems, L.P.

     3.15 Claims Against Nationwide N.C. Homes, Inc. Claims against Nationwide N.C. Homes, Inc. are classified as follows:

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         3.15.1 Class Nationwide N.C. Homes, Inc. 1--Administrative Claims.
         Class Nationwide N.C. Homes, Inc. 1 is comprised of all Administrative Claims against Nationwide N.C. Homes, Inc.

         3.15.2 Class Nationwide N.C. Homes, Inc. 2--Priority Tax Claims. Class Nationwide N.C. Homes, Inc. 2 is comprised of all Priority Tax Claims against Nationwide N.C. Homes, Inc.

         3.15.3 Class Nationwide N.C. Homes, Inc. 3--Priority Non-Tax Claims. Class Nationwide N.C. Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against Nationwide N.C. Homes, Inc.

         3.15.4 Class Nationwide N.C. Homes, Inc. 4--Debtor in Possession Secured Claims. Class Nationwide N.C. Homes, Inc. 4 is comprised of all Debtor in Possession Secured Claims against Nationwide N.C. Homes, Inc.

         3.15.5 Class Nationwide N.C. Homes, Inc. 5--Super-Priority Administrative Claims. Class Nationwide N.C. Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against Nationwide N.C. Homes, Inc.

         3.15.6 Class Nationwide N.C. Homes, Inc. 6--Other Secured Claims. Class Nationwide N.C. Homes, Inc. 6 is comprised of all Secured Claims against Nationwide N.C. Homes, Inc. other than Secured Claims held by Associates.

         3.15.7 Class Nationwide N.C. Homes, Inc. 7--Associates Secured Claims. Class Nationwide N.C. Homes, Inc. 7 is comprised of all Secured Claims against Nationwide N.C. Homes, Inc. held by Associates other than the Class Nationwide N.C. Homes, Inc. Class 4 Debtor in Possession Secured Claims.

         3.15.8 Class Nationwide N.C. Homes, Inc. 8--Consumer Claims. Class Nationwide N.C. Homes, Inc. 8 is comprised of all Consumer Claims against Nationwide N.C. Homes, Inc.

         3.15.9 Class Nationwide N.C. Homes, Inc. 9--Convenience Claims. Class Nationwide N.C. Homes, Inc. 9 is comprised of all Claims against Nationwide N.C. Homes, Inc. which are in an amount of less than $10,000.

         3.15.10 Class Nationwide N.C. Homes, Inc. 10--General Unsecured Claims. Class Nationwide N.C. Homes, Inc. 10 is comprised of all General Unsecured Claims against Nationwide N.C. Homes, Inc. which are not otherwise classified in this Plan.

         3.15.11 Class Nationwide N.C. Homes, Inc. 11--Penalty Claims. Class Nationwide N.C. Homes, Inc. 11 is comprised of all Penalty Claims against Nationwide N.C. Homes, Inc.

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         3.15.12 Class Nationwide N.C. Homes, Inc. 12--Subordinated Claims.
         Class Nationwide N.C. Homes, Inc. 12 is comprised of all Claims against Nationwide N.C. Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.15.13 Class Nationwide N.C. Homes, Inc. 13--Interests. Class Nationwide N.C. Homes, Inc. 13 is comprised of all Interests in Nationwide N.C. Homes, Inc.

     3.16 Claims Against Nationwide of Alabama, Inc. Claims against Nationwide of Alabama, Inc. are classified as follows:

         3.16.1 Class Nationwide of Alabama, Inc. 1--Administrative Claims. Class Nationwide of Alabama, Inc. 1 is comprised of all Administrative Claims against Nationwide of Alabama, Inc.

         3.16.2 Class Nationwide of Alabama, Inc. 2--Priority Tax Claims. Class Nationwide of Alabama, Inc. 2 is comprised of all Priority Tax Claims against Nationwide of Alabama, Inc.

         3.16.3 Class Nationwide of Alabama, Inc. 3--Priority Non-Tax Claims. Class Nationwide of Alabama, Inc. 3 is comprised of all Priority Non-Tax Claims against Nationwide of Alabama, Inc.

         3.16.4 Class Nationwide of Alabama, Inc. 4--Debtor in Possession Secured Claims. Class Nationwide of Alabama, Inc. 4 is comprised of all Debtor in Possession Secured Claims against Nationwide of Alabama, Inc.

         3.16.5 Class Nationwide of Alabama, Inc. 5--Super-Priority Administrative Claims. Class Nationwide of Alabama, Inc. 5 is comprised of all Super-Priority Administrative Claims against Nationwide of Alabama, Inc.

         3.16.6 Class Nationwide of Alabama, Inc. 6--Other Secured Claims. Class Nationwide of Alabama, Inc. 6 is comprised of all Secured Claims against Nationwide of Alabama, Inc. other than Secured Claims held by Associates.

         3.16.7 Class Nationwide of Alabama, Inc. 7--Associates Secured Claims. Class Nationwide of Alabama, Inc. 7 is comprised of all Secured Claims against Nationwide of Alabama, Inc. held by Associates other than the Class Nationwide of Alabama, Inc. Class 4 Debtor in Possession Secured Claims.

         3.16.8 Class Nationwide of Alabama, Inc. 8--Consumer Claims. Class Nationwide of Alabama, Inc. 8 is comprised of all Consumer Claims against Nationwide of Alabama, Inc.

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         3.16.9 Class Nationwide of Alabama, Inc. 9--Convenience Claims. Class
         Nationwide of Alabama, Inc. 9 is comprised of all Claims against Nationwide of Alabama, Inc. which are in an amount of less than $10,000.

         3.16.10 Class Nationwide of Alabama, Inc. 10--General Unsecured Claims. Class Nationwide of Alabama, Inc. 10 is comprised of all General Unsecured Claims against Nationwide of Alabama, Inc. which are not otherwise classified in this Plan.

         3.16.11 Class Nationwide of Alabama, Inc. 11--Penalty Claims. Class Nationwide of Alabama, Inc. 11 is comprised of all Penalty Claims against Nationwide of Alabama, Inc.

         3.16.12 Class Nationwide of Alabama, Inc. 12--Subordinated Claims. Class Nationwide of Alabama, Inc. 12 is comprised of all Claims against Nationwide of Alabama, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.16.13 Class Nationwide of Alabama, Inc. 13--Interests. Class Nationwide of Alabama, Inc. 13 is comprised of all Interests in Nationwide of Alabama, Inc.

     3.17 Claims Against Nationwide West, L.P. Claims against Nationwide West, L.P. are classified as follows:

         3.17.1 Class Nationwide West, L.P. 1--Administrative Claims. Class Nationwide West, L.P. 1 is comprised of all Administrative Claims against Nationwide West, L.P.

         3.17.2 Class Nationwide West, L.P. 2--Priority Tax Claims. Class Nationwide West, L.P. 2 is comprised of all Priority Tax Claims against Nationwide West, L.P.

         3.17.3 Class Nationwide West, L.P. 3--Priority Non-Tax Claims. Class Nationwide West, L.P. 3 is comprised of all Priority Non-Tax Claims against Nationwide West, L.P.

         3.17.4 Class Nationwide West, L.P. 4--Debtor in Possession Secured Claims. Class Nationwide West, L.P. 4 is comprised of all Debtor in Possession Secured Claims against Nationwide West, L.P.

         3.17.5 Class Nationwide West, L.P. 5--Super-Priority Administrative Claims. Class Nationwide West, L.P. 5 is comprised of all Super-Priority Administrative Claims against Nationwide West, L.P.

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         3.17.6 Class Nationwide West, L.P. 6--Other Secured Claims. Class
         Nationwide West, L.P. 6 is comprised of all Secured Claims against Nationwide West, L.P. other than Secured Claims held by Associates.

         3.17.7 Class Nationwide West, L.P. 7--Associates Secured Claims. Class Nationwide West, L.P. 7 is comprised of all Secured Claims against Nationwide West, L.P. held by Associates other than the Class Nationwide West, L.P. Class 4 Debtor in Possession Secured Claims.

         3.17.8 Class Nationwide West, L.P. 8--Consumer Claims. Class Nationwide West, L.P. 8 is comprised of all Consumer Claims against Nationwide West, L.P.

         3.17.9 Class Nationwide West, L.P. 9--Convenience Claims. Class Nationwide West, L.P. 9 is comprised of all Claims against Nationwide West, L.P. which are in an amount of less than $10,000.

         3.17.10 Class Nationwide West, L.P. 10--General Unsecured Claims. Class Nationwide West, L.P. 10 is comprised of all General Unsecured Claims against Nationwide West, L.P. which are not otherwise classified in this Plan.

         3.17.11 Class Nationwide West, L.P. 11--Penalty Claims. Class Nationwide West, L.P. 11 is comprised of all Penalty Claims against Nationwide West, L.P.

         3.17.12 Class Nationwide West, L.P. 12--Subordinated Claims. Class Nationwide West, L.P. 12 is comprised of all Claims against Nationwide West, L.P., which Claims are subject to subordination pursuant to
         Section 510 of the Bankruptcy Code.

         3.17.13 Class Nationwide West, L.P. 13--Interests. Class Nationwide West, L.P. 13 is comprised of all Interests in Nationwide West, L.P.

     3.18 Claims Against Oak Creek Homes, L.P. Claims against Oak Creek Homes, L.P. are classified as follows:

         3.18.1 Class Oak Creek Homes, L.P. 1--Administrative Claims. Class Oak Creek Homes, L.P. 1 is comprised of all Administrative Claims against Oak Creek Homes, L.P.

         3.18.2 Class Oak Creek Homes, L.P. 2--Priority Tax Claims. Class Oak Creek Homes, L.P. 2 is comprised of all Priority Tax Claims against Oak Creek Homes, L.P.

         3.18.3 Class Oak Creek Homes, L.P. 3--Priority Non-Tax Claims. Class Oak Creek Homes, L.P. 3 is comprised of all Priority Non-Tax Claims against Oak Creek Homes, L.P.

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         3.18.4 Class Oak Creek Homes, L.P. 4--Debtor in Possession Secured
         Guaranty Claims. Class Oak Creek Homes, L.P. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Oak Creek Homes, L.P.

         3.18.5 Class Oak Creek Homes, L.P. 5--Super-Priority Administrative Claims. Class Oak Creek Homes, L.P. 5 is comprised of all Super-Priority Administrative Claims against Oak Creek Homes, L.P.

         3.18.6 Class Oak Creek Homes, L.P. 6--Other Secured Claims. Class Oak Creek Homes, L.P. 6 is comprised of all Secured Claims against Oak Creek Homes, L.P. other than Secured Claims held by Associates.

         3.18.7 Class Oak Creek Homes, L.P. 7--Consumer Claims. Class Oak Creek Homes, L.P. 7 is comprised of all Consumer Claims against Oak Creek Homes, L.P.

         3.18.8 Class Oak Creek Homes, L.P. 8--Convenience Claims. Class Oak Creek Homes, L.P. 8 is comprised of all Claims against Oak Creek Homes, L.P. which are in an amount of less than $10,000.

         3.18.9 Class Oak Creek Homes, L.P. 9--General Unsecured Claims. Class Oak Creek Homes, L.P. 9 is comprised of all General Unsecured Claims against Oak Creek Homes, L.P. which are not otherwise classified in this Plan.

         3.18.10 Class Oak Creek Homes, L.P. 10--Penalty Claims. Class Oak Creek Homes, L.P. 10 is comprised of all Penalty Claims against Oak Creek Homes, L.P.

         3.18.11 Class Oak Creek Homes, L.P. 11--Subordinated Claims. Class Oak Creek Homes, L.P. 11 is comprised of all Claims against Oak Creek Homes, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.18.12 Class Oak Creek Homes, L.P. 12--Interests. Class Oak Creek Homes, L.P. 12 is comprised of all Interests in Oak Creek Homes, L.P.

     3.19 Claims Against Oak Creek Housing Properties, L.P. Claims against Oak Creek Housing Properties, L.P. are classified as follows:

         3.19.1 Class Oak Creek Housing Properties, L.P. 1--Administrative Claims. Class Oak Creek Housing Properties, L.P. 1 is comprised of all Administrative Claims against Oak Creek Housing Properties, L.P.

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         3.19.2 Class Oak Creek Housing Properties, L.P. 2--Priority Tax Claims.
         Class Oak Creek Housing Properties, L.P. 2 is comprised of all Priority Tax Claims against Oak Creek Housing Properties, L.P.

         3.19.3 Class Oak Creek Housing Properties, L.P. 3--Priority Non-Tax Claims. Class Oak Creek Housing Properties, L.P. 3 is comprised of all Priority Non-Tax Claims against Oak Creek Housing Properties, L.P.

         3.19.4 Class Oak Creek Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims. Class Oak Creek Housing Properties, L.P. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Oak Creek Housing Properties, L.P.

         3.19.5 Class Oak Creek Housing Properties, L.P. 5--Super-Priority Administrative Claims. Class Oak Creek Housing Properties, L.P. 5 is comprised of all Super-Priority Administrative Claims against Oak Creek Housing Properties, L.P.

         3.19.6 Class Oak Creek Housing Properties, L.P. 6--Other Secured Claims. Class Oak Creek Housing Properties, L.P. 6 is comprised of all Secured Claims against Oak Creek Housing Properties, L.P. other than Secured Claims held by Associates.

         3.19.7 Class Oak Creek Housing Properties, L.P. 7--Consumer Claims. Class Oak Creek Housing Properties, L.P. 7 is comprised of all Consumer Claims against Oak Creek Housing Properties, L.P.

         3.19.8 Class Oak Creek Housing Properties, L.P. 8--Convenience Claims. Class Oak Creek Housing Properties, L.P. 8 is comprised of all Claims against Oak Creek Housing Properties, L.P. which are in an amount of less than $10,000.

         3.19.9 Class Oak Creek Housing Properties, L.P. 9--General Unsecured Claims. Class Oak Creek Housing Properties, L.P. 9 is comprised of all General Unsecured Claims against Oak Creek Housing Properties, L.P. which are not otherwise classified in this Plan.

         3.19.10 Class Oak Creek Housing Properties, L.P. 10--Penalty Claims. Class Oak Creek Housing Properties, L.P. 10 is comprised of all Penalty Claims against Oak Creek Housing Properties, L.P.

         3.19.11 Class Oak Creek Housing Properties, L.P. 11--Subordinated Claims. Class Oak Creek Housing Properties, L.P. 11 is comprised of all Claims against Oak Creek Housing Properties, L.P., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

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         3.19.12 Class Oak Creek Housing Properties, L.P. 12--Interests. Class
         Oak Creek Housing Properties, L.P. 12 is comprised of all Interests in Oak Creek Housing Properties, L.P.

     3.20 Claims Against Pacific Northwest Homes, Inc. Claims against Pacific Northwest Homes, Inc. are classified as follows:

         3.20.1 Class Pacific Northwest Homes, Inc. 1--Administrative Claims. Class Pacific Northwest Homes, Inc. 1 is comprised of all Administrative Claims against Pacific Northwest Homes, Inc.

         3.20.2 Class Pacific Northwest Homes, Inc. 2--Priority Tax Claims. Class Pacific Northwest Homes, Inc. 2 is comprised of all Priority Tax Claims against Pacific Northwest Homes, Inc.

         3.20.3 Class Pacific Northwest Homes, Inc. 3--Priority Non-Tax Claims. Class Pacific Northwest Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against Pacific Northwest Homes, Inc.

         3.20.4 Class Pacific Northwest Homes, Inc. 4--Debtor in Possession Secured Claims. Class Pacific Northwest Homes, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against Pacific Northwest Homes, Inc.

         3.20.5 Class Pacific Northwest Homes, Inc. 5--Super-Priority Administrative Claims. Class Pacific Northwest Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against Pacific Northwest Homes, Inc.

         3.20.6 Class Pacific Northwest Homes, Inc. 6--Other Secured Claims. Class Pacific Northwest Homes, Inc. 6 is comprised of all Secured Claims against Pacific Northwest Homes, Inc. other than Secured Claims held by Associates.

         3.20.7 Class Pacific Northwest Homes, Inc. 7--Associates Secured Claims. Class Pacific Northwest Homes, Inc. 7 is comprised of all Secured Claims against Pacific Northwest Homes, Inc. held by Associates other than the Class Pacific Northwest Homes, Inc. Class 4 Debtor in Possession Secured Claims.

         3.20.8 Class Pacific Northwest Homes, Inc. 8--Consumer Claims. Class Pacific Northwest Homes, Inc. 8 is comprised of all Consumer Claims against Pacific Northwest Homes, Inc.

         3.20.9 Class Pacific Northwest Homes, Inc. 9--Convenience Claims. Class Pacific Northwest Homes, Inc. 9 is comprised of all Claims against Pacific Northwest Homes, Inc. which are in an amount of less than $10,000.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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         3.20.10 Class Pacific Northwest Homes, Inc. 10--General Unsecured
         Claims. Class Pacific Northwest Homes, Inc. 10 is comprised of all General Unsecured Claims against Pacific Northwest Homes, Inc. which are not otherwise classified in this Plan.

         3.20.11 Class Pacific Northwest Homes, Inc. 11--Penalty Claims. Class Pacific Northwest Homes, Inc. 11 is comprised of all Penalty Claims against Pacific Northwest Homes, Inc.

         3.20.12 Class Pacific Northwest Homes, Inc. 12--Subordinated Claims. Class Pacific Northwest Homes, Inc. 12 is comprised of all Claims against Pacific Northwest Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.20.13 Class Pacific Northwest Homes, Inc. 13--Interests. Class Pacific Northwest Homes, Inc. 13 is comprised of all Interests in Pacific Northwest Homes, Inc.

     3.21 Claims Against Pacific II Northwest Homes, Inc. Claims against Pacific II Northwest Homes, Inc. are classified as follows:

         3.21.1 Class Pacific II Northwest Homes, Inc. 1--Administrative Claims. Class Pacific II Northwest Homes, Inc. 1 is comprised of all Administrative Claims against Pacific II Northwest Homes, Inc.

         3.21.2 Class Pacific II Northwest Homes, Inc. 2--Priority Tax Claims. Class Pacific II Northwest Homes, Inc. 2 is comprised of all Priority Tax Claims against Pacific II Northwest Homes, Inc.

         3.21.3 Class Pacific II Northwest Homes, Inc. 3--Priority Non-Tax Claims. Class Pacific II Northwest Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against Pacific II Northwest Homes, Inc.

         3.21.4 Class Pacific II Northwest Homes, Inc. 4--Debtor in Possession Secured Claims. Class Pacific II Northwest Homes, Inc. 4 is comprised of all Debtor in Possession Secured Claims against Pacific II Northwest Homes, Inc.

         3.21.5 Class Pacific II Northwest Homes, Inc. 5--Super-Priority Administrative Claims. Class Pacific II Northwest Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against Pacific II Northwest Homes, Inc.

         3.21.6 Class Pacific II Northwest Homes, Inc. 6--Other Secured Claims. Class Pacific II Northwest Homes, Inc. 6 is comprised of all Secured Claims against Pacific II Northwest Homes, Inc. other than Secured Claims held by Associates.

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

         3.21.7 Class Pacific II Northwest Homes, Inc. 7--Associates Secured Claims. Class Pacific II Northwest Homes, Inc. 7 is comprised of all Secured Claims against Pacific II Northwest Homes, Inc. held by Associates other than the Class Pacific II Northwest Homes, Inc. Class 4 Debtor in Possession Secured Claims.

         3.21.8 Class Pacific II Northwest Homes, Inc. 8--Consumer Claims. Class Pacific II Northwest Homes, Inc. 8 is comprised of all Consumer Claims against Pacific II Northwest Homes, Inc.

         3.21.9 Class Pacific II Northwest Homes, Inc. 9--Convenience Claims. Class Pacific II Northwest Homes, Inc. 9 is comprised of all Claims against Pacific II Northwest Homes, Inc. which are in an amount of less than $10,000.

         3.21.10 Class Pacific II Northwest Homes, Inc. 10--General Unsecured Claims. Class Pacific II Northwest Homes, Inc. 10 is comprised of all General Unsecured Claims against Pacific II Northwest Homes, Inc. which are not otherwise classified in this Plan.

         3.21.11 Class Pacific II Northwest Homes, Inc. 11--Penalty Claims. Class Pacific II Northwest Homes, Inc. 11 is comprised of all Penalty Claims against Pacific II Northwest Homes, Inc.

         3.21.12 Class Pacific II Northwest Homes, Inc. 12--Subordinated Claims. Class Pacific II Northwest Homes, Inc. 12 is comprised of all Claims against Pacific II Northwest Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.21.13 Class Pacific II Northwest Homes, Inc. 13--Interests. Class Pacific II Northwest Homes, Inc. 13 is comprised of all Interests in Pacific II Northwest Homes, Inc.

     3.22 Claims Against R-Anell Custom Homes, Inc. Claims against R-Anell Custom Homes, Inc. are classified as follows:

         3.22.1 Class R-Anell Custom Homes, Inc. 1--Administrative Claims. Class R-Anell Custom Homes, Inc. 1 is comprised of all Administrative Claims against R-Anell Custom Homes, Inc.

         3.22.2 Class R-Anell Custom Homes, Inc. 2--Priority Tax Claims. Class R-Anell Custom Homes, Inc. 2 is comprised of all Priority Tax Claims against R-Anell Custom Homes, Inc.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         3.22.3 Class R-Anell Custom Homes, Inc. 3--Priority Non-Tax Claims. Class R-Anell Custom Homes, Inc. 3 is comprised of all Priority Non-Tax Claims against R-Anell Custom Homes, Inc.

         3.22.4 Class R-Anell Custom Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims. Class R-Anell Custom Homes, Inc. 4 is comprised of all Debtor in Possession Secured Guaranty Claims against R-Anell Custom Homes, Inc.

         3.22.5 Class R-Anell Custom Homes, Inc. 5--Super-Priority Administrative Claims. Class R-Anell Custom Homes, Inc. 5 is comprised of all Super-Priority Administrative Claims against R-Anell Custom Homes, Inc.

         3.22.6 Class R-Anell Custom Homes, Inc. 6--Other Secured Claims. Class R-Anell Custom Homes, Inc. 6 is comprised of all Secured Claims against R-Anell Custom Homes, Inc. other than Secured Claims held by Associates.

         3.22.7 Class R-Anell Custom Homes, Inc. 7--Consumer Claims. Class R-Anell Custom Homes, Inc. 7 is comprised of all Consumer Claims against R-Anell Custom Homes, Inc.

         3.22.8 Class R-Anell Custom Homes, Inc. 8--Convenience Claims. Class R-Anell Custom Homes, Inc. 8 is comprised of all Claims against R-Anell Custom Homes, Inc. which are in an amount of less than $10,000.

         3.22.9 Class R-Anell Custom Homes, Inc. 9--General Unsecured Claims. Class R-Anell Custom Homes, Inc. 9 is comprised of all General Unsecured Claims against R-Anell Custom Homes, Inc. which are not otherwise classified in this Plan.

         3.22.10 Class R-Anell Custom Homes, Inc. 10--Penalty Claims. Class R-Anell Custom Homes, Inc. 10 is comprised of all Penalty Claims against R-Anell Custom Homes, Inc.

         3.22.11 Class R-Anell Custom Homes, Inc. 11--Subordinated Claims. Class R-Anell Custom Homes, Inc. 11 is comprised of all Claims against R-Anell Custom Homes, Inc., which Claims are subject to subordination pursuant to Section 510 of the Bankruptcy Code.

         3.22.12 Class R-Anell Custom Homes, Inc. 12--Interests. Class R-Anell Custom Homes, Inc. 12 is comprised of all Interests in R-Anell Custom Homes, Inc.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

                                   ARTICLE 4
           IMPAIRMENT OF CLAIMS AND RESOLUTION OF CLAIM CONTROVERSIES

     4.1 Impaired Classes. Only holders of Claims that are in impaired Classes may vote on this proposed Plan. The following Classes of Claims and Interests are impaired under this Plan:

         4.1.1   Class American Homestar Corporation 2--Priority Tax Claims.

         4.1.2 Class American Homestar Corporation 4--Debtor in Possession Secured Guaranty Claims

         4.1.3 Class American Homestar Corporation 5--Super-Priority Administrative Claims

         4.1.4   Class American Homestar Corporation 6--Other Secured Claims

         4.1.5   Class American Homestar Corporation 7--Consumer Claims

         4.1.6   Class American Homestar Corporation 8--Convenience Claims

         4.1.7   Class American Homestar Corporation 9--General Unsecured Claims

         4.1.8   Class American Homestar Corporation 10--Penalty Claims

         4.1.9   Class American Homestar Corporation 11--Subordinated Claims

         4.1.10  Class American Homestar Corporation 12--Interests

         4.1.11  Class American Homestar of Alabama, Inc. 2--Priority Tax
                 Claims.

         4.1.12 Class American Homestar of Alabama, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.13 Class American Homestar of Alabama, Inc. 5--Super-Priority Administrative Claims

         4.1.14  Class American Homestar of Alabama, Inc. 6--Other Secured
                 Claims

         4.1.15  Class American Homestar of Alabama, Inc. 7--Consumer Claims

         4.1.16  Class American Homestar of Alabama, Inc. 8--Convenience Claims

         4.1.17 Class American Homestar of Alabama, Inc. 9--General Unsecured Claims

         4.1.18  Class American Homestar of Alabama, Inc. 10--Penalty Claims

         4.1.19  Class American Homestar of Alabama, Inc. 11--Subordinated
                 Claims

         4.1.20  Class American Homestar of Alabama, Inc. 12--Interests

         4.1.21  Class American Homestar of Burleson, L.P. 2--Priority Tax
                 Claims.

         4.1.22 Class American Homestar of Burleson, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.23 Class American Homestar of Burleson, L.P. 5--Super-Priority Administrative Claims

         4.1.24  Class American Homestar of Burleson, L.P. 6--Other Secured
                 Claims

         4.1.25  Class American Homestar of Burleson, L.P. 7--Consumer Claims

         4.1.26  Class American Homestar of Burleson, L.P. 8--Convenience Claims

         4.1.27 Class American Homestar of Burleson, L.P. 9--General Unsecured Claims

         4.1.28  Class American Homestar of Burleson, L.P. 10--Penalty Claims

         4.1.29  Class American Homestar of Burleson, L.P. 11--Subordinated
                 Claims

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         4.1.30  Class American Homestar of Burleson, L.P. 12--Interests

         4.1.31  Class American Homestar of Lancaster, L.P. 2--Priority Tax
                 Claims.

         4.1.32 Class American Homestar of Lancaster, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.33 Class American Homestar of Lancaster, L.P. 5--Super-Priority Administrative Claims

         4.1.34  Class American Homestar of Lancaster, L.P. 6--Other Secured
                 Claims

         4.1.35  Class American Homestar of Lancaster, L.P. 7--Consumer Claims

         4.1.36  Class American Homestar of Lancaster, L.P. 8--Convenience
                 Claims

         4.1.37 Class American Homestar of Lancaster, L.P. 9--General Unsecured Claims

         4.1.38  Class American Homestar of Lancaster, L.P. 10--Penalty Claims

         4.1.39  Class American Homestar of Lancaster, L.P. 11--Subordinated
                 Claims

         4.1.40  Class American Homestar of Lancaster, L.P. 12--Interests

         4.1.41 Class American Homestar of North Carolina, Inc. 2--Priority Tax Claims.

         4.1.42 Class American Homestar of North Carolina, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.43  Class American Homestar of North Carolina, Inc.
                 5--Super-Priority Administrative Claims

         4.1.44 Class American Homestar of North Carolina, Inc. 6--Other Secured Claims

         4.1.45  Class American Homestar of North Carolina, Inc. 7--Consumer
                 Claims

         4.1.46 Class American Homestar of North Carolina, Inc. 8--Convenience Claims

         4.1.47 Class American Homestar of North Carolina, Inc. 9--General Unsecured Claims

         4.1.48  Class American Homestar of North Carolina, Inc. 10--Penalty
                 Claims

         4.1.49  Class American Homestar of North Carolina, Inc.
                 11--Subordinated Claims

         4.1.50  Class American Homestar of North Carolina, Inc. 12--Interests

         4.1.51  Class American Homestar West, Inc. 2--Priority Tax Claims.

         4.1.52 Class American Homestar West, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.53 Class American Homestar West, Inc. 5--Super-Priority Administrative Claims

         4.1.54  Class American Homestar West, Inc. 6--Other Secured Claims

         4.1.55  Class American Homestar West, Inc. 7--Consumer Claims

         4.1.56  Class American Homestar West, Inc. 8--Convenience Claims

         4.1.57  Class American Homestar West, Inc. 9--General Unsecured Claims

         4.1.58  Class American Homestar West, Inc. 10--Penalty Claims

         4.1.59  Class American Homestar West, Inc. 11--Subordinated Claims

         4.1.60  Class American Homestar West, Inc. 12--Interests

         4.1.61  Class Associated Retailers Holdings, Inc. 2--Priority Tax
                 Claims.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         4.1.62 Class Associated Retailers Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.63 Class Associated Retailers Holdings, Inc. 5--Super-Priority Administrative Claims

         4.1.64  Class Associated Retailers Holdings, Inc. 6--Other Secured
                 Claims

         4.1.65  Class Associated Retailers Holdings, Inc. 7--Convenience Claims

         4.1.66 Class Associated Retailers Holdings, Inc. 8--General Unsecured Claims

         4.1.67  Class Associated Retailers Holdings, Inc. 9--Penalty Claims

         4.1.68  Class Associated Retailers Holdings, Inc. 10--Subordinated
                 Claims

         4.1.69  Class Associated Retailers Holdings, Inc. 11--Interests

         4.1.70  Class Associated Retailers Group, L.P. 2--Priority Tax Claims.

         4.1.71 Class Associated Retailers Group, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.72 Class Associated Retailers Group, L.P. 5--Super-Priority Administrative Claims

         4.1.73  Class Associated Retailers Group, L.P. 6--Other Secured Claims

         4.1.74  Class Associated Retailers Group, L.P. 7--Convenience Claims

         4.1.75  Class Associated Retailers Group, L.P. 8--General Unsecured
                 Claims

         4.1.76  Class Associated Retailers Group, L.P. 9--Penalty Claims

         4.1.77  Class Associated Retailers Group, L.P. 10--Subordinated Claims

         4.1.78  Class Associated Retailers Group, L.P. 11--Interests

         4.1.79  Class First Value Homes, Inc. 2--Priority Tax Claims.

         4.1.80 Class First Value Homes, Inc. 4--Debtor in Possession Secured Claims

         4.1.81 Class First Value Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.82  Class First Value Homes, Inc. 6--Other Secured Claims

         4.1.83  Class First Value Homes, Inc. 7---Associates Secured Claims

         4.1.84  Class First Value Homes, Inc. 8--Consumer Claims

         4.1.85  Class First Value Homes, Inc. 9--Convenience Claims

         4.1.86  Class First Value Homes, Inc. 10--General Unsecured Claims

         4.1.87  Class First Value Homes, Inc. 11--Penalty Claims

         4.1.88  Class First Value Homes, Inc. 12--Subordinated Claims

         4.1.89  Class First Value Homes, Inc. 13--Interests

         4.1.90  Class Gold Medal Homes N.C., Inc. 2--Priority Tax Claims.

         4.1.91 Class Gold Medal Homes N.C., Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.92 Class Gold Medal Homes N.C., Inc. 5--Super-Priority Administrative Claims

         4.1.93  Class Gold Medal Homes N.C., Inc. 6--Other Secured Claims

         4.1.94  Class Gold Medal Homes N.C., Inc. 7--Consumer Claims

         4.1.95  Class Gold Medal Homes N.C., Inc. 8--Convenience Claims

         4.1.96  Class Gold Medal Homes N.C., Inc. 9--General Unsecured Claims

         4.1.97  Class Gold Medal Homes N.C., Inc. 10--Penalty Claims

         4.1.98  Class Gold Medal Homes N.C., Inc. 11--Subordinated Claims

         4.1.99  Class Gold Medal Homes N.C., Inc. 12--Interests

         4.1.100 Class Gold Medal Homes, Inc. 2--Priority Tax Claims.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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PAGE 44

         4.1.101 Class Gold Medal Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.102 Class Gold Medal Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.103 Class Gold Medal Homes, Inc. 6--Other Secured Claims

         4.1.104 Class Gold Medal Homes, Inc. 7--Consumer Claims

         4.1.105 Class Gold Medal Homes, Inc. 8--Convenience Claims

         4.1.106 Class Gold Medal Homes, Inc. 9--General Unsecured Claims

         4.1.107 Class Gold Medal Homes, Inc. 10--Penalty Claims

         4.1.108 Class Gold Medal Homes, Inc. 11--Subordinated Claims

         4.1.109 Class Gold Medal Homes, Inc. 12--Interests

         4.1.110 Class HSTR General Holdings, Inc. 2--Priority Tax Claims.

         4.1.111 Class HSTR General Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.112 Class HSTR General Holdings, Inc. 5--Super-Priority Administrative Claims

         4.1.113 Class HSTR General Holdings, Inc. 6--Other Secured Claims

         4.1.114 Class HSTR General Holdings, Inc. 7--Convenience Claims

         4.1.115 Class HSTR General Holdings, Inc. 8--General Unsecured Claims

         4.1.116 Class HSTR General Holdings, Inc. 9--Penalty Claims

         4.1.117 Class HSTR General Holdings, Inc. 10--Subordinated Claims

         4.1.118 Class HSTR General Holdings, Inc. 11--Interests

         4.1.119 Class Nationwide Housing Properties, L.P. 2--Priority Tax
                 Claims.

         4.1.120 Class Nationwide Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.121 Class Nationwide Housing Properties, L.P. 5--Super-Priority Administrative Claims

         4.1.122 Class Nationwide Housing Properties, L.P. 6--Other Secured
                 Claims

         4.1.123 Class Nationwide Housing Properties, L.P. 7--Convenience Claims

         4.1.124 Class Nationwide Housing Properties, L.P. 8--General Unsecured Claims

         4.1.125 Class Nationwide Housing Properties, L.P. 9--Penalty Claims

         4.1.126 Class Nationwide Housing Properties, L.P. 10--Subordinated
                 Claims

         4.1.127 Class Nationwide Housing Properties, L.P. 11--Interests

         4.1.128 Class Nationwide Housing Systems, L.P. 2--Priority Tax Claims.

         4.1.129 Class Nationwide Housing Systems, L.P. 4--Debtor in Possession Secured Claims

         4.1.130 Class Nationwide Housing Systems, L.P. 5--Super-Priority Administrative Claims

         4.1.131 Class Nationwide Housing Systems, L.P. 6--Other Secured Claims

         4.1.132 Class Nationwide Housing Systems, L.P. 7---Associates Secured Claims

         4.1.133 Class Nationwide Housing Systems, L.P. 8--Consumer Claims

         4.1.134 Class Nationwide Housing Systems, L.P. 9--Convenience Claims

         4.1.135 Class Nationwide Housing Systems, L.P. 10--General Unsecured Claims

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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PAGE 45

         4.1.136 Class Nationwide Housing Systems, L.P. 11--Penalty Claims

         4.1.137 Class Nationwide Housing Systems, L.P. 12--Subordinated Claims

         4.1.138 Class Nationwide Housing Systems, L.P. 13--Interests

         4.1.139 Class Nationwide N.C. Homes, Inc. 2--Priority Tax Claims.

         4.1.140 Class Nationwide N.C. Homes, Inc. 4--Debtor in Possession Secured Claims

         4.1.141 Class Nationwide N.C. Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.142 Class Nationwide N.C. Homes, Inc. 6--Other Secured Claims

         4.1.143 Class Nationwide N.C. Homes, Inc. 7---Associates Secured Claims

         4.1.144 Class Nationwide N.C. Homes, Inc. 8--Consumer Claims

         4.1.145 Class Nationwide N.C. Homes, Inc. 9--Convenience Claims

         4.1.146 Class Nationwide N.C. Homes, Inc. 10--General Unsecured Claims

         4.1.147 Class Nationwide N.C. Homes, Inc. 11--Penalty Claims

         4.1.148 Class Nationwide N.C. Homes, Inc. 12--Subordinated Claims

         4.1.149 Class Nationwide NC Homes, Inc. 13--Interests

         4.1.150 Class Nationwide of Alabama, Inc. 2--Priority Tax Claims.

         4.1.151 Class Nationwide of Alabama, Inc. 4--Debtor in Possession Secured Claims

         4.1.152 Class Nationwide of Alabama, Inc. 5--Super-Priority Administrative Claims

         4.1.153 Class Nationwide of Alabama, Inc. 6--Other Secured Claims

         4.1.154 Class Nationwide of Alabama, Inc. 7---Associates Secured Claims

         4.1.155 Class Nationwide of Alabama, Inc. 8--Consumer Claims

         4.1.156 Class Nationwide of Alabama, Inc. 9--Convenience Claims

         4.1.157 Class Nationwide of Alabama, Inc. 10--General Unsecured Claims

         4.1.158 Class Nationwide of Alabama, Inc. 11--Penalty Claims

         4.1.159 Class Nationwide of Alabama, Inc. 12--Subordinated Claims

         4.1.160 Class Nationwide of Alabama, Inc. 13--Interests

         4.1.161 Class Nationwide West, L.P. 2--Priority Tax Claims.

         4.1.162 Class Nationwide West, L.P. 4--Debtor in Possession Secured Claims

         4.1.163 Class Nationwide West, L.P. 5--Super-Priority Administrative Claims

         4.1.164 Class Nationwide West, L.P. 6--Other Secured Claims

         4.1.165 Class Nationwide West, L.P. 7---Associates Secured Claims

         4.1.166 Class Nationwide West, L.P. 8--Consumer Claims

         4.1.167 Class Nationwide West, L.P. 9--Convenience Claims

         4.1.168 Class Nationwide West, L.P. 10--General Unsecured Claims

         4.1.169 Class Nationwide West, L.P. 11--Penalty Claims

         4.1.170 Class Nationwide West, L.P. 12--Subordinated Claims

         4.1.171 Class Nationwide West, L.P. 13--Interests

         4.1.172 Class Oak Creek Homes, L.P. 2--Priority Tax Claims.

         4.1.173 Class Oak Creek Homes, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.174 Class Oak Creek Homes, L.P. 5--Super-Priority Administrative Claims

         4.1.175 Class Oak Creek Homes, L.P. 6--Other Secured Claims

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PLAN OF REORGANIZATION

         4.1.176 Class Oak Creek Homes, L.P. 7--Consumer Claims

         4.1.177 Class Oak Creek Homes, L.P. 8--Convenience Claims

         4.1.178 Class Oak Creek Homes, L.P. 9--General Unsecured Claims

         4.1.179 Class Oak Creek Homes, L.P. 10--Penalty Claims

         4.1.180 Class Oak Creek Homes, L.P. 11--Subordinated Claims

         4.1.181 Class Oak Creek Homes, L.P. 12--Interests

         4.1.182 Class Oak Creek Housing Properties, L.P. 2--Priority Tax
                 Claims.

         4.1.183 Class Oak Creek Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims

         4.1.184 Class Oak Creek Housing Properties, L.P. 5--Super-Priority Administrative Claims

         4.1.185 Class Oak Creek Housing Properties, L.P. 6--Other Secured
                 Claims

         4.1.186 Class Oak Creek Housing Properties, L.P. 7--Consumer Claims

         4.1.187 Class Oak Creek Housing Properties, L.P. 8--Convenience Claims

         4.1.188 Class Oak Creek Housing Properties, L.P. 9--General Unsecured Claims

         4.1.189 Class Oak Creek Housing Properties, L.P. 10--Penalty Claims

         4.1.190 Class Oak Creek Housing Properties, L.P. 11--Subordinated
                 Claims

         4.1.191 Class Oak Creek Housing Properties, L.P. 12--Interests

         4.1.192 Class Pacific Northwest Homes, Inc. 2--Priority Tax Claims.

         4.1.193 Class Pacific Northwest Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.194 Class Pacific Northwest Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.195 Class Pacific Northwest Homes, Inc. 6--Other Secured Claims

         4.1.196 Class Pacific Northwest Homes, Inc. 7---Associates Secured
                 Claims

         4.1.197 Class Pacific Northwest Homes, Inc. 8--Consumer Claims

         4.1.198 Class Pacific Northwest Homes, Inc. 9--Convenience Claims

         4.1.199 Class Pacific Northwest Homes, Inc. 10--General Unsecured
                 Claims

         4.1.200 Class Pacific Northwest Homes, Inc. 11--Penalty Claims

         4.1.201 Class Pacific Northwest Homes, Inc. 12--Subordinated Claims

         4.1.202 Class Pacific Northwest Homes, Inc. 13--Interests

         4.1.203 Class Pacific II Northwest Homes, Inc. 2--Priority Tax Claims.

         4.1.204 Class Pacific II Northwest Homes, Inc. 4--Debtor in Possession Secured Claims

         4.1.205 Class Pacific II Northwest Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.206 Class Pacific II Northwest Homes, Inc. 6--Other Secured Claims

         4.1.207 Class Pacific II Northwest Homes, Inc. 7---Associates Secured Claims

         4.1.208 Class Pacific II Northwest Homes, Inc. 8--Consumer Claims

         4.1.209 Class Pacific II Northwest Homes, Inc. 9--Convenience Claims

         4.1.210 Class Pacific II Northwest Homes, Inc. 10--General Unsecured Claims

         4.1.211 Class Pacific II Northwest Homes, Inc. 11--Penalty Claims

         4.1.212 Class Pacific II Northwest Homes, Inc. 12--Subordinated Claims

         4.1.213 Class Pacific II Northwest Homes, Inc. 13--Interests

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PLAN OF REORGANIZATION

         4.1.214 Class R-Anell Custom Homes, Inc. 2--Priority Tax Claims.

         4.1.215 Class R-Anell Custom Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims

         4.1.216 Class R-Anell Custom Homes, Inc. 5--Super-Priority Administrative Claims

         4.1.217 Class R-Anell Custom Homes, Inc. 6--Other Secured Claims

         4.1.218 Class R-Anell Custom Homes, Inc. 7--Consumer Claims

         4.1.219 Class R-Anell Custom Homes, Inc. 8--Convenience Claims

         4.1.220 Class R-Anell Custom Homes, Inc. 9--General Unsecured Claims

         4.1.221 Class R-Anell Custom Homes, Inc. 10--Penalty Claims

         4.1.222 Class R-Anell Custom Homes, Inc. 11--Subordinated Claims

         4.1.223 Class R-Anell Custom Homes, Inc. 12--Interests

     4.2 Unimpaired Classes. Holders of Claims that are in unimpaired Classes are deemed to have accepted the Plan and are not entitled to vote on this proposed Plan. The following Classes of Claims and Interests are not impaired under this Plan:

         4.2.1   Class American Homestar Corporation 1--Administrative Claims

         4.2.2   Class American Homestar Corporation 3--Priority Non-Tax Claims

         4.2.3   Class American Homestar of Alabama, Inc. 1--Administrative
                 Claims

         4.2.4   Class American Homestar of Alabama, Inc. 3--Priority Non-Tax
                 Claims

         4.2.5   Class American Homestar of Burleson, L.P. 1--Administrative
                 Claims

         4.2.6 Class American Homestar of Burleson, L.P. 3--Priority Non-Tax Claims

         4.2.7   Class American Homestar of Lancaster, L.P. 1--Administrative
                 Claims

         4.2.8 Class American Homestar of Lancaster, L.P. 3--Priority Non-Tax Claims

         4.2.9   Class American Homestar of North Carolina, Inc.
                 1--Administrative Claims

         4.2.10 Class American Homestar of North Carolina, Inc. 3--Priority Non-Tax Claims

         4.2.11  Class American Homestar West, Inc. 1--Administrative Claims

         4.2.12  Class American Homestar West, Inc. 3--Priority Non-Tax Claims

         4.2.13  Class Associated Retailers Holdings, Inc. 1--Administrative
                 Claims

         4.2.14 Class Associated Retailers Holdings, Inc. 3--Priority Non-Tax Claims

         4.2.15  Class Associated Retailers Group, L.P. 1--Administrative Claims

         4.2.16  Class Associated Retailers Group, L.P. 3--Priority Non-Tax
                 Claims

         4.2.17  Class First Value Homes, Inc. 1--Administrative Claims

         4.2.18  Class First Value Homes, Inc. 3--Priority Non-Tax Claims

         4.2.19  Class Gold Medal Homes N.C., Inc. 1--Administrative Claims

         4.2.20  Class Gold Medal Homes N.C., Inc 3--Priority Non-Tax Claims


         4.2.21  Class Gold Medal Homes, Inc 1--Administrative Claims

         4.2.22  Class Gold Medal Homes, Inc 3--Priority Non-Tax Claims

         4.2.23  Class HSTR General Holdings, Inc. 1--Administrative Claims

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         4.2.24  Class HSTR General Holdings, Inc. 3--Priority Non-Tax Claims

         4.2.25  Class Nationwide Housing Properties, L.P. 1--Administrative
                 Claims

         4.2.26 Class Nationwide Housing Properties, L.P. 3--Priority Non-Tax Claims

         4.2.27  Class Nationwide Housing Systems, L.P. 1--Administrative Claims

         4.2.28  Class Nationwide Housing Systems, L.P. 3--Priority Non-Tax
                 Claims

         4.2.29  Class Nationwide NC Homes, Inc. 1--Administrative Claims

         4.2.30  Class Nationwide NC Homes, Inc. 3--Priority Non-Tax Claims

         4.2.31  Class Nationwide of Alabama, Inc. 1--Administrative Claims

         4.2.32  Class Nationwide of Alabama, Inc. 3--Priority Non-Tax Claims

         4.2.33  Class Nationwide West, L.P. 1--Administrative Claims

         4.2.34  Class Nationwide West, L.P. 3--Priority Non-Tax Claims

         4.2.35  Class Oak Creek Homes, L.P. 1--Administrative Claims

         4.2.36  Class Oak Creek Homes, L.P. 3--Priority Non-Tax Claims

         4.2.37  Class Oak Creek Housing Properties, L.P. 1--Administrative
                 Claims

         4.2.38 Class Oak Creek Housing Properties, L.P. 3--Priority Non-Tax Claims

         4.2.39  Class Pacific Northwest Homes, Inc. 1--Administrative Claims

         4.2.40  Class Pacific Northwest Homes, Inc. 3--Priority Non-Tax Claims

         4.2.41  Class Pacific II Northwest Homes, Inc. 1--Administrative Claims

         4.2.42  Class Pacific II Northwest Homes, Inc. 3--Priority Non-Tax
                 Claims

         4.2.43  Class R-Anell Custom Homes, Inc. 1--Administrative Claims

         4.2.44  Class R-Anell Custom Homes, Inc. 3--Priority Non-Tax Claims

     4.3 Controversy Concerning Classification, Impairment or Voting Rights. In the event a controversy or dispute should arise involving issues related to the classification, impairment or voting rights of any Creditor or Interest Holder under the Plan, prior to the Confirmation Date, the Bankruptcy Court may, after notice and a hearing, determine such controversy. Without limiting the foregoing, the Bankruptcy Court may estimate for voting purposes the amount of any contingent or unliquidated Claim the fixing or liquidation of, as the case may be, would unduly delay the administration of the Chapter 11 Case. In addition, the Bankruptcy Court may in accordance with section 506(b) of the Bankruptcy Code conduct valuation hearings to determine the Allowed Amount of any Secured Claim.

     4.4 Controversy Concerning Filing of Proofs of Claim Regarding Entity Against Which Claim Should be Allowed. The Debtor, in accordance with Article
29.4.2 hereof, will file an Omnibus Motion to Correctly Classify Claims. The claim of any creditor failing to respond to the Omnibus Motion to Classify Claims Correctly will be treated as a Claim solely against the Debtor set forth in the Omnibus Motion to Classify Claims correctly. The claim of any creditor who responds and objects to the Omnibus Motion to Classify Claims will be treated as a Claim against the Debtor as ordered by the Court after notice and hearing. The sole effect of such treatment (whether as a result of a creditor failing to answer or objecting to the Omnibus Motion to Classify Claims Correctly) will be to determine the entity against which the Claim will be allowed or disallowed and will not result in the automatic allowance of such a Claim.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

                                   ARTICLE 5
                          TREATMENT OF IMPAIRED CLAIMS
                         (AMERICAN HOMESTAR CORPORATION)

     5.1 Class American Homestar Corporation 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     5.2 Class American Homestar Corporation 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar Corporation 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order as provided in those Orders, together with all accrued and unpaid interest due thereon, (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associates and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar Corporation 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar Corporation may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing. of filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     5.3 Class American Homestar Corporation 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     5.4 Class American Homestar Corporation 6--Other Secured Claims. At the option of American Homestar Corporation, which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by American Homestar Corporation (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class. Notwithstanding the foregoing, on the Effective Date, American Homestar Corporation shall abandon any right, title and interest in the LaSalle Deposit.

     5.5 Class American Homestar Corporation 7--Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         5.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against American Homestar Corporation. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar Corporation; OR

         5.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         5.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     5.6 Class American Homestar Corporation 8--Convenience Claims. The holders of Allowed Convenience Claims in this class shall be paid the lesser of (x) 10% of their Allowed

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

Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Convenience Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     5.7 Class American Homestar Corporation 9--General Unsecured Claims.

         5.7.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 of the shares of Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

         5.7.2 The holders of Series C Common Stock in the Reorganized Homestar (including any such holders who become holders pursuant to other provisions of this Plan) shall be paid (i) a pro rata amount of the Initial Dividend in accordance with section 33.7.2 hereof, which pro ration shall not include any distribution to the holders of Series M Common Stock; (ii) a pro rata amount of additional Distributable Cash upon the determination of the Board of Directors to make a distribution of Distributable Cash, which pro ration shall not include any distribution to the holders of Series M Common Stock if the distribution is made on or before the first anniversary of the Effective Date; and (iii) a pro rata amount of all other distributions or dividends which are authorized by the Board of Directors, which pro rations shall include a distribution to the holders of Series C and the holders of Series M Common Stock. To the extent that a Claim is a Disputed Claim, the amount otherwise payable to such holder that would be issued to such holder if such holder's Claim became an Allowed Claim shall be deposited into the Disputed Claims Reserve.

     5.8 Class American Homestar Corporation 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     5.9 Class American Homestar Corporation 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

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PLAN OF REORGANIZATION

     5.10 Class American Homestar Corporation 12--Interests. Nothing shall be paid on account of any Interests. All stock and all rights to stock (whether in the form of warrants, options or otherwise) in American Homestar Corporation shall be canceled.

                                   ARTICLE 6
                          TREATMENT OF IMPAIRED CLAIMS
                      (AMERICAN HOMESTAR OF ALABAMA, INC.)

     6.1 Class American Homestar of Alabama, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     6.2 Class American Homestar of Alabama, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar of Alabama, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders, (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar of Alabama, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar Corporation of Alabama, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4)

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     6.3 Class American Homestar of Alabama, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     6.4 Class American Homestar of Alabama, Inc. 6--Other Secured Claims. At the option of American Homestar of Alabama, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by American Homestar of Alabama, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     6.5 Class American Homestar of Alabama, Inc. 7-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         6.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against American Homestar of Alabama, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar of Alabama, Inc.; OR

         6.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         6.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

         with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     6.6 Class American Homestar of Alabama, Inc. 8--Convenience Claims. The holders of Allowed Convenience Claims in this class shall be paid the lesser of
(x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Convenience Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     6.7 Class American Homestar of Alabama, Inc. 9--General Unsecured Claims.

         6.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of American Homestar of Alabama, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         6.7.2 Each holder of an Allowed Claim in this Class, which holder does not file such a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of American Homestar of Alabama, Inc. (in excess of the amounts required to satisfy the Claims as set forth in this Article 6) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 6.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 6.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         6.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     6.8 Class American Homestar of Alabama, Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     6.9 Class American Homestar of Alabama, Inc. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     6.10 Class American Homestar of Alabama, Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 7
                          TREATMENT OF IMPAIRED CLAIMS
                      (AMERICAN HOMESTAR OF BURLESON, L.P.)

     7.1 Class American Homestar of Burleson, L.P. 2--Priority Tax Claims:
Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     7.2 Class American Homestar of Burleson, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar of Burleson, L.P. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders, (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associates and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar of Burleson, L.P. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar of Burleson, L.P. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses. The Debtor may, with the prior, written consent of Associates, transfer the assets securing this Claim to the Reorganized Homestar, which transfer (if made) shall be made subject to all of Associates' Liens and rights, which transfer shall be made exempt from the imposition and payment of any and all transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code.

     7.3 Class American Homestar of Burleson, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     7.4 Class American Homestar of Burleson, L.P. 6--Other Secured Claims. At the option of American Homestar of Burleson, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full by American Homestar Corporation at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests. All assets securing this Claim shall be transferred to American Homestar Corporation on the Effective Date; or (ii) satisfied in full by the transfer by American Homestar of Burleson, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     7.5 Class American Homestar of Burleson, L.P. 7-- Consumer Claims. Holders of Consumer Claims which are Warranty Claims and which Claims arose within the Core Market area shall be provided with warranty service in accordance with their warranty agreement or applicable statute. All other Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         7.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         American Homestar of Burleson, L.P. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar of Burleson, L.P.; OR

         7.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         7.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     7.6 Class American Homestar of Burleson, L.P. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     7.7 Class American Homestar of Burleson, L.P. 9--General Unsecured Claims.

         7.7.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of American Homestar of Burleson, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 7) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date), free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 7.4 hereof).

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

         7.7.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     7.8 Class American Homestar of Burleson, L.P. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     7.9 Class American Homestar of Burleson, L.P. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     7.10 Class American Homestar of Burleson, L.P. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 8
                          TREATMENT OF IMPAIRED CLAIMS
                     (AMERICAN HOMESTAR OF LANCASTER, L.P.)

     8.1 Class American Homestar of Lancaster, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     8.2 Class American Homestar of Lancaster, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar of Lancaster, L.P. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar of Lancaster, L.P. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar of Lancaster, L.P. may extend, renew, modify or

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses. The Debtor may, with the prior, written consent of Associates, transfer the assets securing this Claim to the Reorganized Homestar, which transfer (if made) shall be made subject to all of Associates' Liens and rights.

     8.3 Class American Homestar of Lancaster, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     8.4 Class American Homestar of Lancaster, L.P. 6--Other Secured Claims. At the option of American Homestar of Lancaster, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either
(i) paid in cash and in full by American Homestar Corporation at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests. All assets securing this Claim shall be transferred to American Homestar Corporation on the Effective Date; or (ii) satisfied in full by the transfer by American Homestar of Lancaster, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     8.5 Class American Homestar of Lancaster, L.P. 7-- Consumer Claims Holders of Consumer Claims which are Warranty Claims and which Claims arose within the Core Market area shall be provided with warranty service in accordance with their warranty agreement or applicable statute. All other Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         8.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against American Homestar of Lancaster, L.P. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar of Lancaster, L.P.; OR

         8.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         8.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     8.6 Class American Homestar of Lancaster, L.P. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     8.7 Class American Homestar of Lancaster, L.P. 9--General Unsecured Claims.

         8.7.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of American Homestar of Lancaster, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 8) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 8.4 hereof).

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         8.7.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     8.8 Class American Homestar of Lancaster, L.P. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this Class.

     8.9 Class American Homestar of Lancaster, L.P. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     8.10 Class American Homestar of Lancaster, L.P. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 9
                          TREATMENT OF IMPAIRED CLAIMS
                   (AMERICAN HOMESTAR OF NORTH CAROLINA, INC.)

     9.1 Class American Homestar of North Carolina, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     9.2 Class American Homestar of North Carolina, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar of North Carolina, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders, (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar of North Carolina, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

American Homestar of North Carolina, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     9.3 Class American Homestar of North Carolina, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     9.4 Class American Homestar of North Carolina, Inc. 6--Other Secured Claims. At the option of American Homestar of North Carolina, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by American Homestar of North Carolina, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     9.5 Class American Homestar of North Carolina, Inc. 7-- Consumer Claims Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         9.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against American Homestar of North Carolina, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar of North Carolina, Inc.; OR

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         9.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         9.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     9.6 Class American Homestar of North Carolina, Inc. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     9.7 Class American Homestar of North Carolina, Inc. 9--General Unsecured Claims.

         9.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of American Homestar of North Carolina, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         9.7.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of American Homestar of North Carolina, Inc. (in excess of the amounts required to satisfy the Claims as set forth in this Article 9) shall be transferred to American Homestar Corporation,

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 9.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 9.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         9.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     9.8 Class American Homestar of North Carolina, Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     9.9 Class American Homestar of North Carolina, Inc. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     9.10 Class American Homestar of North Carolina, Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 10
                          TREATMENT OF IMPAIRED CLAIMS
                         (AMERICAN HOMESTAR WEST, INC.)

     10.1 Class American Homestar West, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     10.2 Class American Homestar West, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar West, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as provided in those Orders, (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar West, Inc. 4 Debtor in Possession

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar West, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby Allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     10.3 Class American Homestar West, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     10.4 Class American Homestar West, Inc. 6--Other Secured Claims. At the option of American Homestar West, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by American Homestar West, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     10.5 Class American Homestar West, Inc. 7-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         10.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against American Homestar West, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against American Homestar West, Inc.; OR

         10.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         10.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     10.6 Class American Homestar West, Inc. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     10.7 Class American Homestar West, Inc. 9--General Unsecured Claims.

         10.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of American Homestar West, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         10.7.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of American Homestar West, Inc. (in excess of the amounts required to satisfy the Claims as set forth in this Article 10) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 10.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 10.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         10.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     10.8 Class American Homestar West, Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     10.9 Class American Homestar West, Inc. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     10.10 Class American Homestar West, Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 11
                          TREATMENT OF IMPAIRED CLAIMS
                      (ASSOCIATED RETAILERS HOLDINGS, INC.)

     11.1 Class Associated Retailers Holdings, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     11.2 Class Associated Retailers Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class Associated Retailers Holdings, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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Associates, being in an aggregate amount which shall be identified jointly by
Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Associated Retailers Holdings, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Associated Retailers Holdings, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     11.3 Class Associated Retailers Holdings, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     11.4 Class Associated Retailers Holdings, Inc. 6--Other Secured Claims. At the option of Associated Retailers Holdings, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Associated Retailers Holdings, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     11.5 Class Associated Retailers Holdings, Inc. 7--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y)

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$2,000.00, with such payment to be made in cash on the Payment Date.
Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     11.6 Class Associated Retailers Holdings, Inc. 8--General Unsecured Claims.

         11.6.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Associated Retailer Holdings, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         11.6.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Associated Retailer Holdings, Inc. (in excess of the amounts required to satisfy the Claims as set forth in this Article 11) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 11.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 11.6.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         11.6.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     11.7 Class Associated Retailers Holdings, Inc. 9--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

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     11.8 Class Associated Retailers Holdings, Inc. 10--Subordinated Claims.
Nothing shall be paid on account of the Claims in this class.

     11.9 Class Associated Retailers Holdings, Inc. 11--Interests. All Interests shall be canceled.

                                   ARTICLE 12
                          TREATMENT OF IMPAIRED CLAIMS
                       (ASSOCIATED RETAILERS GROUP, L.P.)

     12.1 Class Associated Retailers Group, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     12.2 Class Associated Retailers Group, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class Associated Retailers Group, L.P. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Associated Retailers Group, L.P. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Associated Retailers Group, L.P. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application,

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notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the
Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     12.3 Class Associated Retailers Group, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     12.4 Class Associated Retailers Group, L.P. 6--Other Secured Claims. At the option of Associated Retailers Holdings, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Associated Retailers Group, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     12.5 Class Associated Retailers Group, L.P. 7--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     12.6 Class Associated Retailers Group, L.P. 8--General Unsecured Claims.

         12.6.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Associated Retailer Group, L.P.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         12.6.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or

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

         before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Associated Retailer Group, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 12) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 12.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 12.6.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         12.6.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     12.7 Class Associated Retailers Group, L.P. 9--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     12.8 Class Associated Retailers Group, L.P. 10--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     12.9 Class Associated Retailers Group, L.P. 11--Interests. All Interests shall be canceled.

                                   ARTICLE 13
                          TREATMENT OF IMPAIRED CLAIMS
                            (FIRST VALUE HOMES, INC.)

     13.1 Class First Value Homes, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     13.2 Class First Value Homes, Inc. 4--Debtor in Possession Secured Claims. The Class First Value Homes, Inc. 4-Debtor in Possession Secured Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of
Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates

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pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class First Value Homes, Inc. 4 Debtor in Possession Secured Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and First Value Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     13.3 Class First Value Homes, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     13.4 Class First Value Homes, Inc. 6--Other Secured Claims. At the option of First Value Homes, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by First Value Homes, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

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     13.5 Class First Value Homes, Inc. 7---Associates' Secured Claims. The
Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; (c) with respect to Core Collateral, if any, satisfied in accordance with Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and First Value Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Following the Effective Date and in accordance with the terms of this Plan, First Value Homes, Inc. shall transfer its Non-Core Collateral to Nationwide Housing Systems, L.P., without the imposition and payment of any transfer taxes pursuant to Section 1146 of the Bankruptcy Code and which transfer shall be subject to the obligations to Associates as set forth herein. From and after the date of such transfer, Nationwide Housing Systems, L.P. shall dispose of the Non-Core Collateral pursuant to the Non-Core Disposition Program. Nationwide Housing Systems, L.P. shall assume the obligations under the Non-Core Disposition Program, but (i) Associates shall have no recourse against any assets of Nationwide Housing Systems, L.P. (other than such Non-Core Collateral which is transferred to Nationwide Housing Systems, L.P. pursuant to this section); and
(ii) Nationwide Housing Systems, L.P. shall have no "personal liability" for repayment of the indebtedness in this Class.

     13.6 Class First Value Homes, Inc. 8-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         13.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against First Value Homes, Inc. In such an event, the holder will receive the same distribution

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         at the same prorated amount and at the same time as holders of General
         Unsecured Claims against First Value Homes, Inc.; OR

         13.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         13.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     13.7 Class First Value Homes, Inc. 9--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     13.8 Class First Value Homes, Inc. 10--General Unsecured Claims

         13.8.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of First Value Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         13.8.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of First Value Homes, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in

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         this Article 13) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 13.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged. With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 13.8.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         13.8.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates. .

     13.9 Class First Value Homes, Inc. 11--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     13.10 Class First Value Homes, Inc. 12--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     13.11 Class First Value Homes, Inc. 13--Interests. All Interests shall be canceled.

                                   ARTICLE 14
                          TREATMENT OF IMPAIRED CLAIMS
                          (GOLD MEDAL HOMES N.C., INC.)

     14.1 Class Gold Medal Homes N.C., Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     14.2 Class Gold Medal Homes N.C., Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class Gold Medal Homes N.C., Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an

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aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Gold Medal Homes N.C., Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Gold Medal Homes, N.C., Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     14.3 Class Gold Medal Homes N.C., Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     14.4 Class Gold Medal Homes N.C., Inc. 6--Other Secured Claims. At the option of Gold Medal Homes N.C., Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Gold Medal Homes N.C., Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     14.5 Class Gold Medal Homes N.C., Inc. 7--Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an

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PLAN OF REORGANIZATION
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

Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods: -

         14.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Gold Medal Homes N.C., Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Gold Medal Homes N.C., Inc.; OR

         14.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         14.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     14.6 Class Gold Medal Homes N.C., Inc. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     14.7 Class Gold Medal Homes N.C., Inc. 9--General Unsecured Claims

         14.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Gold Medal Homes N.C., Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         14.7.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no

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PLAN OF REORGANIZATION
         holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Gold Medal Homes N.C., Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 14) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 14.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 14.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         14.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     14.8 Class Gold Medal Homes N.C., Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     14.9 Class Gold Medal Homes N.C., Inc. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     14.10 Class Gold Medal Homes N.C., Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 15
                          TREATMENT OF IMPAIRED CLAIMS
                            (GOLD MEDAL HOMES, INC.)

     15.1 Class Gold Medal Homes, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     15.2 Class Gold Medal Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class Gold Medal Homes, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Claim which is fully secured within the meaning of Section 506 of the

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Gold Medal Homes, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Gold Medal Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     15.3 Class Gold Medal Homes, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     15.4 Class Gold Medal Homes, Inc. 6--Other Secured Claims. At the option of Gold Medal Homes, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Gold Medal Homes, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

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PLAN OF REORGANIZATION

     15.5 Class Gold Medal Homes, Inc. 7-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         15.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Gold Medal Homes, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Gold Medal Homes, Inc.; OR

         15.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         15.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     15.6 Class Gold Medal Homes, Inc. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     15.7 Class Gold Medal Homes, Inc. 9--General Unsecured Claims

         15.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Gold Medal Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         15.7.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Gold Medal Homes, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 15) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 15.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 15.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         15.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     15.8 Class Gold Medal Homes, Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     15.9 Class Gold Medal Homes, Inc. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     15.10 Class Gold Medal Homes, Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 16
                          TREATMENT OF IMPAIRED CLAIMS
                          (HSTR GENERAL HOLDINGS, INC.)

     16.1 Class HSTR General Holdings, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     16.2 Class HSTR General Holdings, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class HSTR General Holdings, Inc. 4-Debtor in Possession Secured Guaranty

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class HSTR General Holdings, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and HSTR General Holdings, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     16.3 Class HSTR General Holdings, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     16.4 Class HSTR General Holdings, Inc. 6--Other Secured Claims. At the option of HSTR General Holdings, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by HSTR General Holdings, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     16.5 Class HSTR General Holdings, Inc. 7--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     16.6 Class HSTR General Holdings, Inc. 8--General Unsecured Claims

         16.6.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of HSTR General Holdings, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         16.6.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of HSTR General Holdings, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 16) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 16.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 16.6.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         16.6.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     16.7 Class HSTR General Holdings, Inc. 9--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     16.8 Class HSTR General Holdings, Inc. 10--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     16.9 Class HSTR General Holdings, Inc. 11--Interests. All Interests shall be canceled.

                                   ARTICLE 17
                          TREATMENT OF IMPAIRED CLAIMS
                      (NATIONWIDE HOUSING PROPERTIES, L.P.)

     17.1 Class Nationwide Housing Properties, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     17.2 Class Nationwide Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar Corporation 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, as provided in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar Corporation 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar Corporation may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     17.3 Class Nationwide Housing Properties, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     17.4 Class Nationwide Housing Properties, L.P. 6--Other Secured Claims. At the option of Nationwide Housing Properties, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide Housing Properties, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     17.5 Class Nationwide Housing Properties, L.P. 7--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     17.6 Class Nationwide Housing Properties, L.P. 8--General Unsecured Claims.

          17.6.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience

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

         Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Nationwide Housing Properties, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 17) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 17.4 hereof).

         17.6.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     17.7 Class Nationwide Housing Properties, L.P. 9--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     17.8 Class Nationwide Housing Properties, L.P. 10--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     17.9 Class Nationwide Housing Properties, L.P. 11--Interests. All Interests shall be canceled.

                                   ARTICLE 18
                          TREATMENT OF IMPAIRED CLAIMS
                       (NATIONWIDE HOUSING SYSTEMS, L.P.)

     18.1 Class Nationwide Housing Systems, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     18.2 Class Nationwide Housing Systems, L.P. 4--Debtor in Possession Secured Claims. The Class Nationwide Housing Systems, L.P. 4-Debtor in Possession Secured Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition

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basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Nationwide Housing Systems, L.P 4 Debtor in Possession Secured Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Class Nationwide Housing Systems, L.P may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     18.3 Class Nationwide Housing Systems, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     18.4 Class Nationwide Housing Systems, L.P. 6--Other Secured Claims. At the option of Nationwide Housing Systems, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide Housing Systems, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     18.5 Class Nationwide Housing Systems, L.P. 7---Associates Secured Claims. The Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-

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

petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; ; (c) with respect to Core Collateral, if any, satisfied in accordance with Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and Nationwide Housing Systems, L.P. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Nothing herein shall restrict or limit the liability set forth in the Exit Finance Facility.

     18.6 Class Nationwide Housing Systems, L.P. 8-- Consumer Claims. Holders of Consumer Claims which are Warranty Claims and which Claims arose within the Core Market area shall be provided with warranty service in accordance with their warranty agreement or applicable statute. All other Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         18.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Nationwide Housing Systems, L.P. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Nationwide Housing Systems, L.P.; OR

         18.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         18.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance

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

         with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     18.7 Class Nationwide Housing Systems, L.P. 9--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     18.8 Class Nationwide Housing Systems, L.P. 10--General Unsecured Claims.

         18.8.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Nationwide Housing Systems, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 18) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 18.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged.

         18.8.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     18.9 Class Nationwide Housing Systems, L.P. 11--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     18.10 Class Nationwide Housing Systems, L.P. 12--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

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PLAN OF REORGANIZATION

     18.11 Class Nationwide Housing Systems, L.P. 13--Interests. All Interests shall be canceled.

                                   ARTICLE 19
                          TREATMENT OF IMPAIRED CLAIMS
                          (NATIONWIDE N.C. HOMES, INC.)

     19.1 Class Nationwide N.C. Homes, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     19.2 Class Nationwide N.C. Homes, Inc. 4--Debtor in Possession Secured Claims. The Class Nationwide N.C. Homes, Inc. 4-Debtor in Possession Secured Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Nationwide N.C. Homes, Inc. 4 Debtor in Possession Secured Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Class Nationwide N.C. Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

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

     19.3 Class Nationwide N.C. Homes, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     19.4 Class Nationwide N.C. Homes, Inc. 6--Other Secured Claims. At the option of Nationwide N.C. Homes, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide N.C. Homes, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     19.5 Class Nationwide N.C. Homes, Inc. 7---Associates Secured Claims. The Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; ; (c) with respect to Core Collateral, if any, satisfied in accordance with Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and Nationwide N.C Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Following the Effective Date and in accordance with the terms of this Plan, Nationwide N.C. Homes, Inc. shall transfer its Non-Core Collateral to Nationwide Housing Systems, L.P., without the imposition and payment of any

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

transfer taxes pursuant to Section 1146 of the Bankruptcy Code and which transfer shall be subject to the obligations to Associates as set forth herein. From and after the date of such transfer, Nationwide Housing Systems, L.P. shall dispose of the Non-Core Collateral pursuant to the Non-Core Disposition Program. Nationwide Housing Systems, L.P. shall assume the obligations under the Non-Core Disposition Program, but (i) Associates shall have no recourse against any assets of Nationwide Housing Systems, L.P. (other than such Non-Core Collateral which is transferred to Nationwide Housing Systems, L.P. pursuant to this section); and (ii) Nationwide Housing Systems, L.P. shall have no "personal liability" for repayment of the indebtedness in this Class.

     19.6 Class Nationwide N.C. Homes, Inc. 8-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         19.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Nationwide N.C. Homes, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Nationwide N.C. Homes, Inc.; OR

         19.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         19.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     19.7 Class Nationwide N.C. Homes, Inc. 9--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     19.8 Class Nationwide N.C. Homes, Inc. 10--General Unsecured Claims.

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

         19.8.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Nationwide N.C. Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         19.8.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Nationwide N.C. Homes, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 19) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 19.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged. With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 19.8.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         19.8.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     19.9 Class Nationwide N.C. Homes, Inc. 11--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     19.10 Class Nationwide N.C. Homes, Inc. 12--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

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PAGE 95

     19.11 Class Nationwide N.C. Homes, Inc. 13--Interests. All Interests shall be canceled.

                                   ARTICLE 20
                          TREATMENT OF IMPAIRED CLAIMS
                          (NATIONWIDE OF ALABAMA, INC.)

     20.1 Class Nationwide of Alabama, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     20.2 Class Nationwide of Alabama, Inc. 4--Debtor in Possession Secured Claims. The Class Nationwide of Alabama, Inc. 4-Debtor in Possession Secured Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Nationwide of Alabama, Inc. 4 Debtor in Possession Secured Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Class Nationwide of Alabama, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

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

     20.3 Class Nationwide of Alabama, Inc. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     20.4 Class Nationwide of Alabama, Inc. 6--Other Secured Claims. At the option of Nationwide of Alabama, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide of Alabama, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     20.5 Class Nationwide of Alabama, Inc. 7---Associates Secured Claims. The Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; ; (c) with respect to Core Collateral, if any, satisfied in accordance with Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and Nationwide of Alabama, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Following the Effective Date and in accordance with the terms of this Plan, Nationwide of Alabama, Inc. shall transfer its Non-Core Collateral to Nationwide Housing Systems, L.P., without the imposition and payment of any transfer taxes pursuant to Section 1146 of the Bankruptcy Code and which transfer shall be subject to

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
the obligations to Associates as set forth herein. From and after the date of such transfer, Nationwide Housing Systems, L.P. shall dispose of the Non-Core Collateral pursuant to the Non-Core Disposition Program. Nationwide Housing Systems, L.P. shall assume the obligations under the Non-Core Disposition Program, but (i) Associates shall have no recourse against any assets of Nationwide Housing Systems, L.P. (other than such Non-Core Collateral which is transferred to Nationwide Housing Systems, L.P. pursuant to this section); and
(ii) Nationwide Housing Systems, L.P. shall have no "personal liability" for repayment of the indebtedness in this Class.

     20.6 Class Nationwide of Alabama, Inc. 8-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         20.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Nationwide of Alabama, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Nationwide of Alabama, Inc.; OR

         20.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         20.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     20.7 Class Nationwide of Alabama, Inc. 9--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     20.8 Class Nationwide of Alabama, Inc. 10--General Unsecured Claims.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         20.8.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Nationwide of Alabama, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         20.8.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Nationwide of Alabama, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 20) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 20.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged. With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 20.8.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         20.8.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     20.9 Class Nationwide of Alabama, Inc. 11--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     20.10 Class Nationwide of Alabama, Inc. 12--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     20.11 Class Nationwide of Alabama, Inc. 13--Interests. All Interests shall be canceled.

                                   ARTICLE 21
                          TREATMENT OF IMPAIRED CLAIMS
                             (NATIONWIDE WEST, L.P.)

     21.1 Class Nationwide West, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     21.2 Class Nationwide West, L.P. 4--Debtor in Possession Secured Claims. The Class Nationwide West, L.P. 4-Debtor in Possession Secured Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of
Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Nationwide West, L.P 4 Debtor in Possession Secured Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Class Nationwide West, L.P may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     21.3 Class Nationwide West, L.P. 5--Super-Priority Administrative Claims The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     21.4 Class Nationwide West, L.P. 6--Other Secured Claims. At the option of Nationwide West, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide West, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     21.5 Class Nationwide West, L.P. 7---Associates Secured Claims. The Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; ; (c) with respect to Core Collateral, if any, satisfied in accordance with Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and Nationwide West, L.P. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Following the Effective Date and in accordance with the terms of this Plan, Nationwide West, L.P. shall transfer its Non-Core Collateral to Nationwide Housing Systems, L.P., without the imposition and payment of any transfer taxes pursuant to Section 1146 of the Bankruptcy Code and which transfer shall be subject to the obligations to Associates as set forth herein. From and after the date of such transfer, Nationwide Housing Systems, L.P. shall dispose

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

of the Non-Core Collateral pursuant to the Non-Core Disposition Program. Nationwide Housing Systems, L.P. shall assume the obligations under the Non-Core Disposition Program, but (i) Associates shall have no recourse against any assets of Nationwide Housing Systems, L.P. (other than such Non-Core Collateral which is transferred to Nationwide Housing Systems, L.P. pursuant to this section); and (ii) Nationwide Housing Systems, L.P. shall have no "personal liability" for repayment of the indebtedness in this Class.

     21.6 Class Nationwide West, L.P. 8-- Consumer Claims. Holders of Consumer Claims which are Warranty Claims and which Claims arose within the Core Market area shall be provided with warranty service in accordance with their warranty agreement or applicable statute. All other Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         21.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Nationwide West, L.P. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Nationwide West, L.P.; OR

         21.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         21.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     21.7 Class Nationwide West, L.P. 9--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     21.8 Class Nationwide West, L.P. 10--General Unsecured Claims.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         21.8.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Nationwide West, L.P.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         21.8.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Nationwide West, L.P.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 21) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 21.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged. With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 21.8.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         21.8.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     21.9 Class Nationwide West, L.P. 11--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     21.10 Class Nationwide West, L.P. 12--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     21.11 Class Nationwide West, L.P. 13--Interests. All Interests shall be canceled.

                                   ARTICLE 22
                          TREATMENT OF IMPAIRED CLAIMS
                             (OAK CREEK HOMES, L.P.)

     22.1 Class Oak Creek Homes, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     22.2 Class Oak Creek Homes, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class Oak Creek Homes, L.P. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified at jointly by Associated and the Debtors the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Oak Creek Homes, L.P. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Oak Creek Homes, L.P. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

     22.3 Class Oak Creek Homes, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     22.4 Class Oak Creek Homes, L.P. 6--Other Secured Claims. At the option of Oak Creek Homes, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Nationwide West, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     22.5 Class Oak Creek Homes, L.P. 7-- Consumer Claims. Holders of Consumer Claims which are Warranty Claims and which Claims arose within the Core Market area shall be provided with warranty service in accordance with their warranty agreement or applicable statute. All other Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         22.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Oak Creek Homes, L.P. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Oak Creek Homes, L.P. ; OR

         22.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         22.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
         attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     22.6 Class Oak Creek Homes, L.P. 8--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     22.7 Class Oak Creek Homes, L.P. 9--General Unsecured Claims.

         22.7.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Oak Creek Homes, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 22) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 22.4 hereof).

         22.7.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     22.8 Class Oak Creek Homes, L.P. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     22.9 Class Oak Creek Homes, L.P. 11--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     22.10 Class Oak Creek Homes, L.P. 12--Interests. All Interests shall be canceled.

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

                                   ARTICLE 23
                          TREATMENT OF IMPAIRED CLAIMS
                      (OAK CREEK HOUSING PROPERTIES, L.P.)

     23.1 Class Oak Creek Housing Properties, L.P. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     23.2 Class Oak Creek Housing Properties, L.P. 4--Debtor in Possession Secured Guaranty Claims. The Class American Homestar Corporation 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class American Homestar Corporation 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and American Homestar Corporation may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     23.3 Class Oak Creek Housing Properties, L.P. 5--Super-Priority Administrative Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority

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

Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     23.4 Class Oak Creek Housing Properties, L.P. 6--Other Secured Claims. At the option of Oak Creek Housing Properties, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Oak Creek Housing Properties, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     23.5 Class Oak Creek Housing Properties, L.P. 7--Convenience Claims. The holders of Allowed Claims in this class shall be paid the lesser of (x) 20% of their Allowed Claim; or (y) $2,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     23.6 Class Oak Creek Housing Properties, L.P. 8--General Unsecured Claims.

         23.6.1 The holders of Allowed Claims in this Class shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Oak Creek Homes, L.P. (in excess of the amounts required to satisfy the Claims as set forth in this Article 23) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 23.4 hereof).

         23.6.2 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

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

     23.7 Class Oak Creek Housing Properties, L.P. 9--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

     23.8 Class Oak Creek Housing Properties, L.P. 10--Subordinated Claims. Nothing shall be paid on account of the Claims in this class.

     23.9 Class Oak Creek Housing Properties, L.P. 11--Interests. All Interests shall be canceled.

                                   ARTICLE 24
                          TREATMENT OF IMPAIRED CLAIMS
                         (PACIFIC NORTHWEST HOMES, INC.)

     24.1 Class Pacific Northwest Homes, Inc. 2--Priority Tax Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 2 shall become Claims in Class Pacific Northwest Homes, Inc. 2. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     24.2 Class Pacific Northwest Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. The Class Pacific Northwest Homes, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Pacific Northwest Homes, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates Pacific Northwest Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain

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

all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     24.3 Class Pacific Northwest Homes, Inc. 5--Super-Priority Administrative Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 5 shall become Claims in Class Pacific Northwest Homes, Inc. 5. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     24.4 Class Pacific Northwest Homes, Inc. 6--Other Secured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 6 shall become Claims in Class Pacific Northwest Homes, Inc. 6. At the option of Oak Creek Housing Properties, L.P., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by Oak Creek Housing Properties, L.P. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     24.5 Class Pacific Northwest Homes, Inc. 7---Associates Secured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. The Claims in this Class shall be (a) deemed to be an Allowed secured claim within the meaning of section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates prior to January 11, 2001 and which remains unpaid as of the date of the Confirmation Hearing (when considered in combination with all other pre-petition Secured Claims held by Associates, such amount being in an aggregate amount which shall be identified at the Confirmation Hearing and included in the Confirmation Order) (b) conclusively deemed a perfected, first

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

priority fully perfected secured claim subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other avoidance action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code; (c) with respect to Core Collateral, if any, satisfied in accordance with
Article 28; and (d) with respect to Non-Core Collateral, satisfied in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be. Subject to and in accordance with the terms of the Non-Core Disposition Program or the Exit Finance Facility, as the case may be, Associates and Pacific Northwest Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. Associates shall be entitled to vote its Deficiency Claim for or against the Plan (all in accordance with the prior orders of the Bankruptcy Court, if applicable), but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any Deficiency Claim held by Associates. Following the Effective Date and in accordance with the terms of this Plan, Pacific Northwest Homes, Inc. shall transfer its Non-Core Collateral to Nationwide Housing Systems, L.P., without the imposition and payment of any transfer taxes pursuant to Section 1146 of the Bankruptcy Code and which transfer shall be subject to the obligations to Associates as set forth herein. From and after the date of such transfer, Nationwide Housing Systems, L.P. shall dispose of the Non-Core Collateral pursuant to the Non-Core Disposition Program. Nationwide Housing Systems, L.P. shall assume the obligations under the Non-Core Disposition Program, but (i) Associates shall have no recourse against any assets of Nationwide Housing Systems, L.P. (other than such Non-Core Collateral which is transferred to Nationwide Housing Systems, L.P. pursuant to this section); and (ii) Nationwide Housing Systems, L.P. shall have no "personal liability" for repayment of the indebtedness in this Class.

     24.6 Class Pacific Northwest Homes, Inc. 8--Consumer Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         24.6.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against Pacific Northwest Homes, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against Pacific Northwest Homes, Inc.; OR

         24.6.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

         such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         24.6.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

     24.7 Class Pacific Northwest Homes, Inc. 9--Convenience Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 9 shall become Claims in Class Pacific Northwest Homes, Inc. 9. The holders of Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     24.8 Class Pacific Northwest Homes, Inc. 10--General Unsecured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 10 shall become Claims in Class Pacific Northwest Homes, Inc. 10. Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Pacific Northwest Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         24.8.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of Pacific Northwest Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         24.8.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION

         Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of Pacific Northwest Homes, Inc.'s (in excess of the amounts required to satisfy the Claims as set forth in this Article 24) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 24.4 hereof); provided, however, that such transfer shall not occur in whole or in part unless all amounts outstanding under the Exit Finance Facility together with all interest, fees, costs and expenses thereon or attributable thereto shall have been paid off in full and Associates' obligations under the Exit Finance Facility shall have terminated and been discharged. With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section
         24.8.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         24.8.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     24.9 Class Pacific Northwest Homes, Inc. 11--Penalty Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 11 shall become Claims in Class Pacific Northwest Homes, Inc. 11. Nothing shall be paid on account of the Claims in this class.

     24.10 Class Pacific Northwest Homes, Inc. 12--Subordinated Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in Class Pacific II Northwest Homes, Inc. 12 shall become Claims in Class Pacific Northwest Homes, Inc. 12. Nothing shall be paid on account of the Claims in this class.

     24.11 Class Pacific Northwest Homes, Inc. 13--Interests. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Interests in Pacific II Northwest Homes, Inc. 13 shall become Interests in Class Pacific Northwest Homes, Inc. 13.

                                   ARTICLE 25
                          TREATMENT OF IMPAIRED CLAIMS
                       (PACIFIC NORTHWEST II HOMES, INC.)

     25.1 Class Pacific II Northwest Homes, Inc. 2--Priority Tax Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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

consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 2 and shall be paid off in accordance with the provisions of section 24.1 hereof.

     25.2 Class Pacific II Northwest Homes, Inc. 4--Debtor in Possession Secured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 4 and shall be paid in accordance with the provisions of section
24.2 hereof. The Class Pacific II Northwest Homes, Inc 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class Pacific II Northwest Homes, Inc 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and Pacific II Northwest Homes, Inc may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

     25.3 Class Pacific II Northwest Homes, Inc. 5--Super-Priority Administrative Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 5 and shall be paid in accordance with the provisions of section 24.3 hereof.

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

     25.4 Class Pacific II Northwest Homes, Inc. 6--Other Secured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 6 and shall be paid in accordance with the provisions of section 24.4 hereof.

     25.5 Class Pacific II Northwest Homes, Inc. 7---Associates Secured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 7 and shall be paid in accordance with the provisions of section 24.5 hereof.

     25.6 Class Pacific II Northwest Homes, Inc. 8--Consumer Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 8 and shall be paid in accordance with the provisions of section 24.6 hereof.

     25.7 Class Pacific II Northwest Homes, Inc. 9--Convenience Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 9 and shall be paid in accordance with the provisions of section 24.7 hereof.

     25.8 Class Pacific II Northwest Homes, Inc. 10--General Unsecured Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 10 and shall be paid in accordance with the provisions of section 24.8 hereof.

     25.9 Class Pacific II Northwest Homes, Inc. 11--Penalty Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 11 and shall be paid in accordance with the provisions of section 24.9 hereof.

     25.10 Class Pacific II Northwest Homes, Inc. 12--Subordinated Claims. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Claims in this class shall become Claims in Class Pacific Northwest Homes, Inc. 12 and shall be paid in accordance with the provisions of section 24.10 hereof.

     25.11 Class Pacific II Northwest Homes, Inc. 13--Interests. The assets of Pacific Northwest Homes, Inc. and Pacific II Northwest Homes, Inc. shall be substantively consolidated into Pacific Northwest Homes, Inc. All Interests in this class shall become Interests in Class

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PLAN OF REORGANIZATION

Pacific Northwest Homes, Inc. 13 and shall be paid in accordance with the provisions of section 24.11 hereof.

                                   ARTICLE 26
                          TREATMENT OF IMPAIRED CLAIMS
                          (R-ANELL CUSTOM HOMES, INC.)

     26.1 Class R-Anell Custom Homes, Inc. 2--Priority Tax Claims. Allowed Claims in this class shall be paid in full with interest at the Plan Rate in 60 equal monthly installments of principal and interest with the first such installment being due on the first day of the month following the Effective Date of the Plan. Provided that the Claims of Associates under this Plan and the Exit Finance Facility have been paid off in full, the Claims in this class may be prepaid, in whole or in part, at any time.

     26.2 Class R-Anell Custom Homes, Inc. 4--Debtor in Possession Secured Guaranty Claims. The Class R-Anell Custom Homes, Inc. 4-Debtor in Possession Secured Guaranty Claim shall be deemed to be an Allowed Claim which is fully secured within the meaning of Section 506 of the Bankruptcy Code in an amount equal to the value of this Debtor's property which secures advances made by Associates pursuant to the January 12, 2001 Orders and the Stipulated Order, together with all accrued and unpaid interest due thereon, in those Orders (such amount when considered in combination with all other Debtor in Possession Secured Guaranty Claims and Debtor in Possession Secured Claims held by Associates, being in an aggregate amount which shall be identified jointly by Associated and the Debtors at the Confirmation Hearing and included in the Confirmation Order) representing the amounts outstanding on a post-petition basis under the January 12, 2001 Orders and the Stipulated Order together with all accrued and unpaid interest due thereon, as calculated in accordance with the Stipulated Order. The Allowed Class R-Anell Custom Homes, Inc. 4 Debtor in Possession Secured Guaranty Claim shall be conclusively deemed a perfected, first priority fully perfected secured claim, subject to the terms of the Stipulated Order, and shall not be subject to any counterclaim, offset or any other action or claim of any kind, including a claim, action or avoidance action under sections 506(c), 510(c), 547, 548, 550 or 553 of the Bankruptcy Code. Allowed Claims in this class shall be paid in full subject to and in accordance with the terms of the Exit Finance Facility. Subject to and in accordance with the terms of the Exit Finance Facility, Associates and R-Anell Custom Homes, Inc. may extend, renew, modify or rearrange this Claim on such terms and conditions as they jointly agree. Associates shall retain all Liens and security interests that secure this Claim, which Liens and security interests shall be fully perfected, and the Confirmation Order shall so provide. All fees, costs and expenses including the fees, costs and expenses of Associates' attorneys and other professionals are hereby allowed, in the amount of $1,427,582.62 in the aggregate with respect to all Debtors and, to the extent not already paid in connection with the Stipulated Order, shall be paid by the Debtors out of the reserves set forth in the Stipulated Order without the need for any other or further notice to any Person or a hearing before the Bankruptcy Court or the filing of a fee application, notwithstanding the provisions of sections 330, 503 or 1129(a)(4) of the Bankruptcy Code, upon the submission of invoices to the Debtors demonstrating the incurrence of such fees, costs and expenses.

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     26.3 Class R-Anell Custom Homes, Inc. 5--Super-Priority Administrative
Claims. The Claims in this Class are being fully satisfied by the payment of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims by each of the respective Debtors. Accordingly, there is no Allowed Claim in this Class and nothing is required to be paid to the holder of the Claims in this class on account of the Super Priority Administrative Claim, because of the payments that are made on account of the Debtor in Possession Secured Claims and the Debtor in Possession Secured Guaranty Claims.

     26.4 Class R-Anell Custom Homes, Inc. 6--Other Secured Claims. At the option of R-Anell Custom Homes, Inc., which option shall be made at the Confirmation Hearing, each Allowed Claim in this class shall be either (i) paid in cash and in full at the Plan Rate with payments made on a ten year amortization schedule of equal payments of principal and interest in 120 monthly installments. Holders of Claims in this class shall retain their pre-petition liens and security interests; or (ii) satisfied in full by the transfer by R-Anell Custom Homes, Inc. (without recourse or warranty of any kind) of the collateral for the Claim in this class to the holder of the Claim, which transfer shall make such Claim unimpaired under this Plan; or (iii) satisfied in full by the assumption of the pre-petition obligation giving rise to such Allowed Claim in this Class.

     26.5 Class R-Anell Custom Homes, Inc. 7-- Consumer Claims. Allowed Consumer Claims in this class shall be discharged and satisfied in full upon the election by the holder of an Allowed Consumer Claim of either of the following methods of treatment. The election of each such holder shall be made in writing on or before the 60th day following the Effective Date. Any holder of a Claim who fails to make a written election on or before the 60th day following the Effective Date shall be irrevocably deemed to have elected the first of the following methods:

         26.5.1 Each holder of an Allowed Consumer Claim may elect to be treated the same as if such holder were a holder of a General Unsecured Claim against R-Anell Custom Homes, Inc. In such an event, the holder will receive the same distribution at the same prorated amount and at the same time as holders of General Unsecured Claims against R-Anell Custom Homes, Inc.; OR

         26.5.2 Each holder of an Allowed Consumer Claim may elect to reserve his or her warranty Claim for assertion in and pursuant to the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, for disposition of such Warranty Claim in accordance with the laws of such State; OR

         26.5.3 Subject to any discharge granted to any of the Debtors by operation of this Plan, the rights of each holder of any Consumer Claim other than an Allowed Consumer Claim or of any claim in the nature of a Consumer Claim (whether such was asserted as a Claim or not) shall be determined by and in accordance with, and restricted to, the laws of the State in which such holder purchased (or attempted to purchase) a manufactured home, with regard to claims in the nature of Warranty Claims.

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     26.6 Class R-Anell Custom Homes, Inc. 8--Convenience Claims. The holders of
Allowed Claims in this class shall be paid the lesser of (x) 10% of their Allowed Claim; or (y) $1,000.00, with such payment to be made in cash on the Payment Date. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a General Unsecured Claim by filing a written election with the Bankruptcy Court on or before the Effective Date.

     26.7 Class R-Anell Custom Homes, Inc. 9--General Unsecured Claims.

         26.7.1 Each holder of an Allowed Claim in this Class, which holder files a written election with the Bankruptcy Court on or before the Effective Date, shall be paid a Pro Rata amount of R-Anell Custom Homes, Inc.'s Distributable Cash with the first such payment to be made on the Payment Date and with payments made on each anniversary thereof until the first to occur of (i) the third anniversary of the Effective Date; or (ii) the payment in full of the principal amount of all Allowed Claims in this Class.

         26.7.2 Each holder of an Allowed Claim in this Class, which holder does not file a written election with the Bankruptcy Court on or before the Effective Date, shall receive a Cross Debtor Pro Rata Amount of 10,000,000 shares of the Series C Common Stock of the Reorganized Homestar. Notwithstanding the foregoing, no holder of a Claim shall receive any distribution on such Claim unless, on or before 180 days following the Effective Date, such holder has completed an informational form supplied by the Reorganized Homestar which form includes the holders name, address, and taxpayer identification number. Notwithstanding the foregoing, any holder of a Claim in this class may elect treatment as a holder of a Convenience Claim by filing a written election with the Bankruptcy Court on or before the Effective Date. In exchange for such Series C Common Stock, and otherwise subject to all of the terms of this Plan, all assets of R-Anell Custom Homes, Inc. (in excess of the amounts required to satisfy the Claims as set forth in this Article 26) shall be transferred to American Homestar Corporation, on the third anniversary of the Effective Date, free and clear of all liens claims and encumbrances (save and except the liens claims and encumbrances of Associates and those additional liens, claims and encumbrances assumed pursuant to section 26.4 hereof). With respect to the Pro Rata amount of Distributable Cash which is not paid pursuant to section 26.7.1 hereof, such Pro Rata amount of Distributable Cash shall be paid to American Homestar Corporation.

         26.7.3 Associates shall be entitled to vote its Deficiency Claim for or against this Plan, but on the Effective Date, Associates shall be deemed to have waived and shall waive any distribution with respect to such Deficiency Claim, which waiver shall act as a full discharge of any such Deficiency Claim held by Associates.

     26.8 Class R-Anell Custom Homes, Inc. 10--Penalty Claims. Nothing shall be paid on account of the Claims in this class.

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     26.9 Class R-Anell Custom Homes, Inc. 11--Subordinated Claims. Nothing
shall be paid on account of the Claims in this class.

     26.10 Class R-Anell Custom Homes, Inc. 12--Interests. All Interests shall be canceled.

                                   ARTICLE 27
                         TREATMENT OF UNIMPAIRED CLASSES

     27.1 Full Payment. All Allowed Claims against any Debtor in unimpaired classes, as such classes are set forth in Article 4.2 hereof, shall be paid in cash and in full out of Unencumbered Cash of that Debtor or as directed by the Bankruptcy Court on the later of (i) thirty days following the Effective Date;
(ii) the date on which such Claim is due under applicable non-bankruptcy law; or
(iii) such later date as the Debtor owing the Claim and the holder of Claim shall agree.

     27.2 Bar Date for Administrative Claims. No Administrative Claim will be paid unless (i) the holder of such Administrative Claim has filed an application for payment of such Administrative Claim on or before 60 days after the Effective Date; or (ii) such Administrative Claim is for goods and serves provided to the Debtors after January 11, 2001 and the Debtors actually pay such Administrative Claim in the ordinary course of business on or before 45 days after the Effective Date. Upon the filing of any application for payment, the entity seeking payment of an Administrative Claim shall provide notice by United States Mail in accordance with the Bankruptcy Rules. Any Administrative Claim not filed in accordance with this section shall be barred and the Reorganized Debtors shall have no liability for payment of any such Administrative Claim.

     27.3 Objections. Objections to applications for payment of Administrative Claims may be filed by any party in interest. In order to be considered, such objections must be filed on or before the 20th day following the date on which the application was filed. Any Objections will be determined by the Bankruptcy Court.

     27.4 Source of Payment. Administrative Claims arising under Section 503(b)(1) shall be paid out of the Unencumbered Cash of the respective Debtor incurring such Claim. Administrative Claims arising under any other provision of
Section 503 shall be paid by the various Debtors in the amount of each Debtor's Proportional Share of Administrative Expenses. All Priority Claims not arising under Section 503 shall be paid upon allowance thereof pursuant to a Final Order of the Bankruptcy Court out of the Unencumbered Cash of the respective Debtor incurring such Claim.

                                   ARTICLE 28
                         IMPLEMENTATION WITH ASSOCIATES

     28.1 Exit Finance Facility. On the Effective Date, the parties to the Exit Finance Facility and all documents and instruments relating thereto, shall execute and deliver the Exit

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Finance Facility and all such documents and instruments. If and to the extent that there shall be a conflict or inconsistency between the terms of this Plan and the terms of the Exit Finance Facility, the terms of the Exit Finance Facility shall control.

     28.2 Purchase of Prepetition Core Units. On the Effective Date, Nationwide Housing Systems, L.P. shall purchase all remaining Core Collateral on as "as is/where is" basis, without representations or warranties of any kind or nature (express of implied), for an amount equal to the aggregate of seventy percent (70%) of the then outstanding balance of each item of Core Collateral (the "Core Collateral Purchase Price") less an adjustment of $896,351 (which amount is currently being held in a separate reserve by Associates and which Associates shall apply to the Core Collateral Purchase Price on the Effective Date (after such application, the "Net Core Collateral Purchase Price")). Associates shall finance the Net Core Collateral Purchase Price by providing a purchase money loan to Nationwide Housing Systems, L.P., subject to and in accordance with the terms of the Exit Finance Facility. The proceeds of such purchase money loan shall be paid to Associates on the Effective Date, which payment shall be in the amount of the Net Core Collateral Purchase Price.

     28.3 Purchase of Prepetition Non-Core Units. Following the Effective Date, Nationwide Housing Systems, L.P. may from time-to-time (by agreement between Associates and Nationwide Housing Systems, L.P.) purchase certain Non-Core Collateral (which Non-Core Collateral is located within the Core Market area but is not located at a Core Market location) on as "as is/where is" basis, without representations or warranties of any kind or nature (express or implied), for an amount equal to the aggregate of seventy percent (70%) of the then outstanding balance of each item of Non-Core Collateral so acquired (the "Non-Core Collateral Purchase Price"). Associates shall finance the Non-Core Collateral Purchase Price by providing a purchase money loan to Nationwide Housing Systems, L.P., subject to and in accordance with the terms of the Exit Finance Facility. The proceeds of such purchase money loan shall be paid to Associates on the purchase of such units, which payment shall be in the amount of the Non-Core Collateral Purchase Price.

     28.4 Transfer of Assets. On the Effective Date, (i) Nationwide Housing Systems, L.P. shall assume, on a non-recourse basis, all indebtedness to Associates of Nationwide N.C. Homes, Inc., Nationwide of Alabama, Inc., Nationwide West, L.P., First Value Homes, Inc., Pacific Northwest Homes, Inc., and Pacific II Northwest Homes, Inc.; and (ii) each of such entities shall transfer its assets that constitute Collateral of Associates to Nationwide Housing Systems, L.P., free ands clear of Liens except for the Liens of Associates, but without the imposition or payment of any transfer taxes under Section 1146(c) of the Bankruptcy Code.

     28.5 Assignment of Leases. The Debtors' real property leases are hereby collaterally assigned to Associates as collateral under the Exit Finance Facility notwithstanding any restrictions on assignment contained in such leases, and without the imposition or payment of any transfer taxes pursuant to
Section 1146(c) of the Bankruptcy Code.

     28.6 Restrictions on Payments of Distributable Cash and Initial Dividend. In the event of a default under this Plan, the Exit Finance Facility, the January 12, 2001 Orders or the

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Stipulated Order, the Debtors shall make no distribution or payment of
Distributable Cash or of the Initial Dividend; provided that this section 28.6 is not intended to enlarge Associate's interest in or to grant a lien against any of the Debtors' cash and the provisions of section 1.99 with respect to cash which is Unencumbered Cash shall not be adversely affected by the provisions of this section 28.6. Accordingly, the Debtors may obtain authority from the Bankruptcy Court to make a distribution or dividend in accordance with the terms of this Plan so long as such distribution or dividend does not impair Associate's rights as they exist from time-to-time, including, without limitation, any and all rights provided in this section 28.6.

                                   ARTICLE 29
                         MEANS FOR EXECUTION OF THE PLAN

     29.1 Vesting of Property of the Estate in Reorganized Debtors. On the Effective Date of the Plan, all remaining property of the Debtors and of the Estates shall vest in the Reorganized Debtors, respectively, free and clear of liens, claims and encumbrances, except as otherwise provided in the Plan.

     29.2 Timing of Payment of Claims. When a provision of this Plan requires that a payment shall be made on a certain date, such payment may be made by or at the direction of the Debtors (in the Debtors' sole discretion) (i) at any time prior to the date on which such payment is due; (ii) in more frequent intervals than set forth in such provision of the Plan; or (iii) not more than ten days after the date any such payment is due.

     29.3 Timing of Debtor Elections. When a provision of this Plan requires that a Debtor elect an option under the Plan which option must be selected on or before a certain date, such election shall be made on the date set forth herein. If the Debtor shall fail to elect an option on the date set forth herein, the Debtor shall make such election promptly upon receipt of notice by any affected party-in-interest and the election shall thereafter be effective.

     29.4 Continuation of Business Operations. From and after the Effective Date of the Plan, the Reorganized Debtors are authorized to continue their normal business operations and enter into such transactions as they deem advisable, free of any restriction or limitation imposed under any provision of the Bankruptcy Code, except to the extent otherwise provided in the Plan or the Exit Finance Facility. In furtherance of the foregoing, the following specific conduct is authorized:

         29.4.1 Subject to the terms and conditions of the Exit Finance Facility and this Plan, the Liquidating Debtors shall sell and dispose of their assets, subject to all rights of Associates as set forth in this Plan. With respect to such sales:

               29.4.1.1 The Board of Directors of American Homestar Corporation shall, from time-to-time, select a Liquidating Officer who shall have primary responsibility for the implementation of this section 29.4.1. The Liquidating Officer shall serve for such term as may be designated by the

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               Board of Directors and shall serve at the pleasure of the Board of Directors.

               29.4.1.2 The initial Liquidating Officer shall be James Boles.

               29.4.1.3 James Boles shall be compensated in such manner as determined and agreed by the Board of Directors. His initial compensation shall be $300.00 per hour. The cost of his compensation, benefits, and other routine business expenses shall be borne by the Liquidating Debtors in proportion to the amount of Distributable Cash on hand from time-to-time by the Liquidating Debtors.

               29.4.1.4 Subject to the terms of the Exit Finance Facility, the Liquidating Officer, if authorized by the Board of Directors of the Reorganized Homestar, shall be authorized to sell any assets.

               29.4.1.5 The Liquidating Officer shall be authorized to retain such attorneys, accountants and other advisors as he or she determines to be appropriate. The cost of such attorneys, accountants and other advisors shall be borne by the Liquidating Debtors in proportion to the amount of Distributable Cash on hand from time-to-time by the Liquidating Debtors. The Liquidating Officer shall submit to Associates a budget setting forth his anticipated expenditures for attorneys, accountants and other advisors, which budget shall be subject to reasonable review by Associates.

         29.4.2 The prosecution of litigation arising under Chapter 5 of the Bankruptcy Code or of litigation of Claims held as of the Petition Date shall be undertaken by the Independent Litigation Officer. The Independent Litigation Officer shall not undertake litigation unless such litigation is authorized by the Board of Directors of the Reorganized Homestar; provided however, if the Board of Directors fails to approve litigation recommended by the Independent Litigation Officer, the Independent Litigation Officer may obtain authorization from the Bankruptcy Court. The procedures for obtaining such authorizations shall be set forth in an agreement to be presented at the Confirmation Hearing. The Independent Litigation Officer may act in his own name (as agent for the Debtors) or in the name of the Debtors.


         29.4.3 Subject to the terms of this Plan, the Non-Liquidating Debtors shall be authorized to continue their business operations under the direction of the Reorganized Homestar. With respect to such operations:

               29.4.3.1 Upon the transfer to the Reorganized Homestar of assets, the Reorganized Homestar is authorized to operate the assets.

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               29.4.3.2 The Reorganized Homestar shall be operated by its officers, reporting to and under the authority of its Board of Directors.

               29.4.3.3 The officers of the Reorganized Homestar shall be selected by its Board of Directors.

               29.4.3.4 The initial Board of Directors of the Reorganized Homestar shall consist of Deborah Midanek, Richard Grasso, Finis
               F. Teeter, James Boles and Ron Wuensch, each of whom shall be named as directors in the Confirmation Order. Ms. Midanek and Mr. Grasso shall serve as the initial Series C Directors and Mr. Teeter and Mr. Boles shall serve as the initial Series M Director. Mr. Wuensch shall serve as the initial Independent Director.

               29.4.3.5 The members of the Board of Directors shall each have initial terms expiring on September 1, 2004.

               29.4.3.6 Upon the expiration of the initial term set forth in this Plan, for all elections of directors held on or before September 1, 2006, the Series C directors shall be elected for one-year terms by the holders of Series C Common Stock voting as a class, the Series M directors shall be elected for one-year terms by the holders of Series M Common Stock voting as a class, and the Independent Director shall be nominated by the remaining Directors and elected by the holders of Series C Common Stock and holders of Series M Common Stock, voting as a single class. Thereafter, all directors shall be elected by the holders of the Reorganized Homestar's Common Stock for one year terms in accordance with its bylaws and applicable law, with Series C Common Stock and Series M Common Stock voting together as a single class. In the event of a vacancy on the Board of Directors, the vacancy shall be filled by election in the manner set forth above that was applicable at the most recent election of directors and such director shall serve for the remaining term of the director whose resignation or termination resulted in the vacancy.

               29.4.3.7 The members of the Board of Directors of the Reorganized Homestar shall cause its shares of the other Debtors to be voted such that the members of the Board of Directors of the Reorganized Homestar shall serve as directors of all other Debtors during the period of continued existence of such Debtors and shall cause the adoption of by-laws and articles of incorporation that incorporate the governance provisions of the Reorganized Homestar's articles of incorporation and by-laws.

     29.5 New Junior Borrowings. Subject to the prohibitions contained in the Exit Finance Facility, each of the Debtors shall be authorized (on approval of its Board of Directors) to incur (i) unsecured indebtedness; or (ii) secured indebtedness which is secured by a lien that is junior

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to all Liens that are continued under the terms of this Plan; or (iii) secured indebtedness which is secured by a lien on assets that are not encumbered under the terms of this Plan.

     29.6 Discharge of Debtors and Injunction. Except as otherwise provided in the Plan or the Confirmation Order, the entry of the Confirmation Order, as of the Effective Date, will act as a complete discharge of all Claims against or Equity Interests in the Debtors of any nature at all, including, without limitation, any liability of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, that arose, or has been asserted against the Debtors anytime before the Effective Date or that arises from any pre-confirmation conduct of the Debtors whether or not the Claim is known to or knowable by the current or any former holder of the Claim or Equity Interest. The discharge of the Debtors will be effective as to each Claim and Equity Interest, whether or not the Claim or Equity Interest constituted an Allowed Claim and whether or not the holder of the Claim or Equity Interest voted to accept the Plan. In addition, the Confirmation Order will operate as a general resolution with prejudice, as of the Effective Date, of all pending legal proceedings, if any, against the Debtors and their assets and properties and any proceedings not yet instituted against the Debtors or their assets and properties, except as otherwise provided in the Plan. As provided in section 524 of the Bankruptcy Code, the discharge operates as an injunction against the prosecution of any Claim or Equity Interest so discharged. Except as otherwise expressly provided in the Plan or the Confirmation Order, all Persons who have held, hold, or may hold Claims against a Debtor and who have held, hold, or may hold Equity Interests in a Debtor or who have held, hold or may hold a Claim against any person or entity who is covered under any policy of insurance with respect to which a Debtor is also covered, are permanently enjoined on and after the Effective Date from (a) commencing or continuing in any manner any action or other proceeding of any kind against a Debtor, or a Reorganized Debtor, or any entity who is covered under any policy of insurance with respect to which a Debtor is also covered, or their property, with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order with respect to any such Claim or Equity Interest against a Debtor, or a Reorganized Debtor, or any entity who is covered under any policy of insurance with respect to which a Debtor is also covered, or their property, (c) creating, perfecting, or enforcing any encumbrance of any kind against a Debtor, or a Reorganized Debtor, or any entity who is covered under any policy of insurance with respect to which a Debtor is also covered, or their property with respect to such Claim or Equity Interest, (d) asserting any right of subrogation of any kind against any obligation due a Debtor, or the Reorganized Debtor, or the property of a Debtor or the Reorganized Debtor or any entity who is covered under any policy of insurance with respect to which a Debtor is also covered with respect to any such Claim or Equity Interest. Unless otherwise provided in the Plan or by order of the Bankruptcy Court, all injunctions or automatic stays provided for in this case pursuant to section 105, if any, or section 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date will remain in full force and effect until the Effective Date; and (e) asserting any right of setoff or recoupment against a Debtor.

     29.7 Protection of Certain Parties in Interest. Provided the respective affiliates, officers, directors, shareholders, members, representatives, attorneys, financial advisors, and agents of a Debtor, a Reorganized Debtor, or the Creditors' Committee, or Associates did not act

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in bad faith, they will not be liable to any holder of a Claim or Equity
Interest, or other party with respect to any action, forbearance from action, decision, or exercise of discretion taken from the Petition Date to the Effective Date in connection with (i) the operation of a Debtor or a Reorganized Debtors; (ii) the proposal or implementation of any of the transactions provided for, or contemplated in, the Plan, the Plan Documents or the Exit Finance Facility; or (iii) the administration of the Plan or the assets and property to be distributed pursuant to the Plan and the Plan Documents; other than for willful misconduct or gross negligence. The Debtors, the Reorganized Debtors, the Creditors' Committee, Associates, and their respective affiliates, officers, directors, shareholders, members, representatives, attorneys, financial advisors, and agents may rely upon the opinions of counsel, certified public accountants, and other experts or professionals employed by the Debtors, the Reorganized Debtors, Associates, or the Creditors' Committee, respectively, and such reliance will conclusively establish good faith. In any action, suit or proceeding by any holder of a Claim or Equity Interest or other party in interest contesting any action by, or non-action of, the Debtors, the Reorganized Debtors, Associates, the Creditors' Committee, or their respective affiliates, officers, directors, shareholders, members, representatives, attorneys, financial advisors, and agents as not being in good faith, the reasonable attorneys' fees and costs of the prevailing party will be paid by the losing party and as a condition to going forward with such action, suit, or proceeding at the outset thereof, all parties thereto will be required to provide appropriate proof and assurances of their capacity to make such payments of reasonable attorneys' fees and costs in the event they fail to prevail.

     29.8 Continuation of Anti-Discrimination Provisions of Bankruptcy Code. A Governmental Unit may not deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, or discriminate with respect to such a grant against, a Debtor, a Reorganized Debtor, or another Person with whom the Debtor has been or is associated or affiliated, solely because of the commencement, continuation, or termination of the case or because of any provision of the Plan or the legal effect of the Plan, and the Confirmation Order will constitute an express injunction against any such discriminatory treatment by a Governmental Unit. Moreover, a Governmental Unit may not deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to a Debtor or a Reorganized Debtor based upon any requirement that a Debtor or a Reorganized Debtor place a bond or other surety obligation with such governmental unit as a condition of receipt of such a license, permit, charter, franchise, or other similar grant to a Debtor or a Reorganized Debtor. All licenses, permits, charters, franchises, or other similar grants to a Debtor or a Reorganized Debtor are hereby transferred and assigned on the Effective Date (which transfer and assignment is without the assumption of any liabilities arising prior to the Effective Date which liabilities arise out of such license, permit, charter, franchise or similar grant) to the Reorganized Homestar without the need for further application or approval by any Governmental Unit.

     29.9 Effectuating Documents and Necessary Authorizations. The Plan Documents, which consist of all documents and exhibits that aid in effectuating the Plan will be executed as of and will be effective on the Effective Date of the Plan. The Chairman of the Board, the President, the Chief Financial Officer, or any Vice President of the Reorganized Debtors will have authority to execute, deliver, file, or record such contracts, instruments, releases,

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indentures, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The Secretary or any Assistant Secretary of the Reorganized Debtor will have authority to certify or attest to any of the foregoing actions. The Reorganized Debtors, if and to the extent necessary, will seek such orders, judgments, injunctions, regulatory approvals, and rulings that may be required to carry out and further the intentions and purposes, and give full effect to the provisions, of the Plan. The Reorganized Debtors shall take any and all steps reasonably requested by Associates to consummate the transactions contemplated by this Plan and the Exit Finance Facility, and shall execute and deliver all documents, instruments and agreements necessary or desirable to consummate such transactions, promptly following the receipt of such a request by Associates.

     29.10 Filing of Documents in Public Records. Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of a security or the making of an instrument of transfer under this Plan (including without limitation the filing of any mortgage, deed of trust, security agreement, uniform commercial code financing statement or other similar document) shall not be taxed under any law imposing a stamp tax or similar tax.

     29.11 Inter-Debtor Loans. Following the Effective Date, the Reorganized Homestar shall lend to each other Reorganized Debtor (but only to the extent that such an advance is required due to a shortfall in such Reorganized Debtor's Unencumbered Cash) an amount of Unencumbered Cash equal to the Allowed Administrative Claims and Allowed Priority Non-Tax Claims against such Reorganized Debtor. Such Inter-Debtor Loans shall be repaid by the Reorganized Debtors receiving such Inter-Debtor Loans prior to payment of any Claims other than Allowed Administrative Claims and Allowed Priority Non-Tax Claims.

     29.12 No Fractional Shares. No fractional shares of stock shall be issued pursuant to this Plan. When any provision of this Plan calls for the pro rata distribution of shares of stock, any fractional shares that would otherwise be distributed pursuant to such a proration shall be retained by Reorganized Homestar as authorized but unissued shares of Common Stock. Any determination of the number of shares that results in a fractional number of shares shall be rounded down to the nearest full share.

     29.13 Amendments to By-Laws and Articles of Incorporation. On the Effective Date, the Reorganized Homestar's By-Laws and its Articles of Incorporation will be amended. The President shall execute and file articles of amendment to the Articles of Incorporation of the Reorganized Homestar on the Effective Date in the form attached to this Plan as schedule 29.13A, and the Amended and Restated By Laws of Reorganized Homestar in the form attached hereto as schedule 29.13B shall be effective on the Effective Date, without further action by Reorganized Homestar pursuant to authority set forth in the Confirmation Order.

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                                   ARTICLE 30
                     REORGANIZED HOMESTAR AS PUBLIC COMPANY
                             AND PLAN MODIFICATIONS

     30.1 Determination of Public Status. American Homestar Corporation will be a publicly reporting company after the Effective Date.

     30.2 Modifications to Plan. If American Homestar Corporation determines that the Plan should be modified, it will propose amendments to the Plan to be included in the Confirmation Order or in an amendment to this Plan. The Confirmation Order may modify certain terms of this Plan in a manner that will not have a material adverse change on the holders of Claims or Interests. Any such amendments must be approved by Associates, which approval shall not be unreasonably withheld, as determined pursuant to paragraph 31 of the Stipulated Order.

                                   ARTICLE 31
                                AFFILIATE CLAIMS

     Holders of Affiliate Claims shall receive a distribution of the Initial Dividend and shall be issued Series C Common Stock only to the extent required to satisfy the liquidation test imposed by Section 1129(a)(7)(A)(ii).

                                   ARTICLE 32
                          MANAGEMENT INCENTIVE PROGRAM
                             AND EMPLOYMENT CONTRACT

     32.1 Establishment of Management Incentive Program. The Reorganized Homestar will establish a Management Incentive Program for the purpose of creating an incentive for management to remain with a long tenure and to maximize the payments to the holders of shares of Series C Common Stock.

     32.2 Participants. The participants in the management incentive program shall include Finis F. Teeter and such other persons as determined by the Board of Directors of the Reorganized Homestar.

     32.3 Shares. 5,000,000 shares of Series M Common Stock shall be available for distribution under the Management Incentive Program to its participants. One hundred shares of Series M Common Stock will be issued to Finis F. Teeter on the Effective Date. An additional 4,999,900 shares will be available for distribution in the first year to selected management members, but will only vest at the rate of 20% per year that performance targets are met. Carry over provisions will apply to non-vested shares each year and will have accelerated vesting based on performance standards. The Board of Directors shall implement these provisions through the grant of options, which options shall be (i) granted at a strike price equal to the fair market value of the shares of Series M Common Stock as of the Effective Date; and (ii) following the vesting of such options, exercisable at any time on or before the seventh anniversary of the Effective Date or such later date as the holder of the options and the Reorganized Homestar shall agree. For the purposes of this section 32.3, the fair market value of the shares of Series M Common Stock as of the Effective Date shall be the value placed on such shares by an independent valuation firm, which firm shall be selected by the Board of Directors. No shares of Series M

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Common Stock shall be issued except pursuant to the Management Incentive Program or the specific provisions of this Plan.

     32.4 Non Dilution. The Board of Directors shall increase the number of shares of Series M Common Stock available in the Management Incentive Program in order to avoid an economic dilution from the issuance of additional shares. The options shall contain customary anti-dilution and adjustment provisions. In the event of a stock dividend, stock split or other issuance of Series C Common Stock for less than fair market value, there shall be an increase in the number of Series M Common Shares available under the option arrangement. Increases in shares shall be done in a manner that the economic effect of any such increase in shares is neutral on the participants in the Management Incentive Program. There shall be no requirement for an increase in the number of Series M Common Shares if there is a public offering of Series C Common Shares in which such shares are available for purchase on a public basis by the holders of the Series M Shares. In the event of a private offering of Series C Common Shares issued in exchange for fair market value, there shall be offered simultaneously with such issuance, a number of shares of Series M Common Stock equal to one-half of the number of shares of Series C Common Stock so issued which shall be offered, pro rata, to the then holders of Series M Common Stock or Series M Common Stock Options on the same price and terms.

     32.5 Termination of Rights. The provisions of this section shall control the disposition and acquisition of Series M Common Stock (except for those who have employment agreements). In the event that the holder of the Series M Common Stock shall be terminated or in the event that the Reorganized Homestar (or substantially all of its assets) is sold:

         32.5.1 If the holder of Series M Common Stock received such Series M Common Stock as a result of his employment with the Reorganized Homestar, then, in the event such person's employment is terminated, the Reorganized Homestar shall have the right, but not the obligation, to repurchase the Series M Common Stock (and any unexercised vested options held by the terminated employee as of the termination date) held by the terminated employee at the fair market value of the Series M Common Stock and the options as of the date of termination of the employee, which fair market value of the options shall be equal to the fair market value of the Series M Common Stock less the option exercise price. Such a purchase shall be (i) for cash only, or in a combination of one-half cash and one-half notes (as determined by the board of directors), with such notes to bear interest at prime rate, be repayable over not more than three years, and be paid in notes only to the extent that the Reorganized Homestar has the financial capability to perform on such notes, or on such other terms as the employee and the Reorganized Homestar shall agree; and (ii) exercised by the Reorganized Homestar within 90 days of the termination of the employee. For the purposes of this section 32.5.1, the fair market value of each share of Series M Common Stock shall be equal to the fair market value of each share of Series C Common Stock. Any dispute with respect to the fair market value of the Series C Common Stock shall be determined by agreement or, in the absence of agreement, by

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

         compulsory arbitration. The prevailing party at any such arbitration shall be awarded costs and attorneys fees.

         32.5.2 If the Reorganized Homestar (or substantially all of its assets) are sold on or before the 60th month following the Effective Date, then all options which have not previously vested shall vest and shall be allocated amongst the participants as set forth in this Plan, or if no method is set forth in this Plan, at the discretion of the Board of Directors. Notwithstanding the foregoing, any such vesting shall be of options only and the employee shall be required to pay the option price upon exercise of the options as set forth herein. All such options shall then be exercised, if it all, not more than 60 days following the closing of the transaction.

         32.5.3 If Mr. Finis F. Teeter is terminated for "cause" prior to the date on which his rights to exercise options on 3,000,000 shares of Series M Common Stock have vested, then his rights to exercise such options shall terminate as of the date of termination of his employment. If Finis F. Teeter is terminated without "cause" prior to the date on which his rights to exercise options on 3,000,000 shares of Series M Common Stock have vested, such options shall vest upon his termination. For the purposes of this section 32.5.3, "cause" shall be defined in the employment contract as set forth in the following section.

     32.6 Employment Contract Mr. Finis F. Teeter will be retained by the Reorganized Homestar pursuant to a five year employment contract. Under the terms of the employment contract, Mr. Teeter will agree to work exclusively for the Reorganized Homestar and will enter into a ten year non-competition agreement with the Reorganized Homestar. The actual terms of the employment contract will include (i) a salary of $25,000 per month; (ii) standard corporate benefits; (iii) the termination of Mr. Teeter's seat on the Board of Directors in the event of his termination or resignation under the employment contract;
(iv) the right of first refusal to meet any offer for the sale of the Reorganized Homestar or its assets on the same terms and conditions as such sale is accepted by the Board of Directors; (v) an annual incentive bonus in an amount to be determined by the compensation committee of the Board of Directors in accordance with the standards set forth in the employment contract; and (vi) the right to participate in the Management Incentive Program at a level of 60% of the total amount of shares of Series M Common Stock options granted pursuant to the Management Incentive Program.

                                   ARTICLE 33
                    CLAIM OBJECTION PROCEDURES, TREATMENT OF
          DISPUTED CLAIMS AND PROCEDURE FOR BRINGING CLAIMS BY DEBTORS

     33.1 Objection Process. The Reorganized Debtors shall have the exclusive right to object to the allowance of any Claims provided for under the Plan.

     33.2 Filing of Claims. The Reorganized Debtors shall have the exclusive right to file and prosecute any claims or causes of action arising under Chapter 5 of the Bankruptcy Code. The Reorganized Debtors shall have the exclusive right to file and prosecute any claims or

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

causes of action arising under State or Federal law, which claims or causes of action are property of a Debtor's estate under Section 541 of the Bankruptcy Code.

     33.3 Settlements. The Independent Litigation Officer, with the approval of the Board of Directors, may settle any claim or cause of action, without the approval of or notice to any other person or entity. If the Board of Directors fails to grant such approval, the Independent Litigation Officer may seek and obtain such approval from the Bankruptcy Court after notice and hearing.

     33.4 Disputed Claims Reserve. A Disputed Claims Reserve shall be established by each of the Debtors, to be managed by the Reorganized Debtors, for the treatment of unsecured, Disputed Claims. The Reorganized Debtors shall deposit into a Disputed Claims Reserve an amount equal to the Pro Rata share of the distribution (or, if the holder of such Disputed Claim would be entitled to shares of stock, shall deposit an appropriate number of shares of stock and an appropriate amount of the Initial Dividend) allocable to unsecured, Disputed Claims, as if such Claims were Allowed Claims. The Disputed Claims Reserve shall be held in trust by the Reorganized Debtors for the benefit of the holders of Allowed Claims whose Distributions are unclaimed and the holders of Disputed Claims pending a determination of their entitlement thereto under the terms of the Plan.

     33.5 Distributions to Holders of Disputed Unsecured Claims. At such time as an unsecured Disputed Claim becomes an Allowed Claim, any Distributions reserved for such Allowed Claim shall be released from the Disputed Claims Reserve and delivered to the holder of such Allowed Claim in an amount proportionate to the Allowed Amount of any such Claim. In the event that the Disputed Claim is disallowed in its entirety, the Distributions provided for such Claim shall be returned to the respective Debtor making the deposit into the Disputed Claims Reserve and such funds shall be available for the general use of that Debtor.

     33.6 Distributions to Holders of Disputed Secured Claims. No distribution shall be made to the holder of a Disputed Claim which is a Secured Claim until the Court determines by Final Order that the Secured Claim is an Allowed Claim. The Claims of Associates are Allowed Claims and shall be satisfied in accordance with the terms of this Plan, the Exit Financing Facility and the Confirmation Order.

     33.7 Provisions Governing Distributions.

         33.7.1 The Board of Directors of the Reorganized Homestar shall determine the amount and timing of all dividends (other than the Initial Dividend) to be paid to the holders of shares of Series C Common Stock. The Board of Directors may establish such reserves as it deems fit in accordance with state law.

         33.7.2 On the 190th day after the Effective Date, the Initial Dividend shall be paid (or reserved in a Disputed Claims Reserve if appropriate) to the holders of shares of Series C Common Stock.

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         33.7.3 Delivery of Distributions. Subject to Bankruptcy Rule 9010,
         distributions to holders of Allowed Claims will be made at the address of each such holder as set forth on the proofs of claim filed by such holders, or at the last known address of such holder if no proof of claim is filed or if the Reorganized Debtor has been notified in writing of a change of address. If any holder's distribution is returned as undeliverable, no further distributions to such holder will be made unless and until the Reorganized Debtor is notified in writing of such holder's then current address.

         33.7.4 Unclaimed Distributions and Uncashed Checks. All claims for undeliverable distributions must be made on or before the later of the first anniversary of the Effective Date of the Plan, or the ninetieth
         (90th) day following date on which such Claim is Allowed. After such date, all unclaimed distributions will revert to the Reorganized Debtor for deposit into the Available Cash fund, and the Claim of any holder with respect to such distribution will be discharged and forever barred. Checks issued in respect of Allowed Claims will be null and void if not negotiated within three (3) months after the date of issuance thereof.

                                   ARTICLE 34
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     34.1 Assumption of Executory Contracts and Unexpired Leases. On the Effective Date, the Debtors will assume those Executory Contracts and Unexpired Leases that are listed on Schedule 34.1 attached hereto.

     34.2 Rejection of Executory Contracts and Unexpired Leases. All executory contracts and leases that are not assumed under this Plan are rejected, unless otherwise dealt with by the Plan or the Confirmation Order, or any other Order of the Court entered prior to the Effective Date, or which is the subject of a motion to assume pending on the Effective Date. Unexpired Leases that are rejected shall be continued on a day-to-day basis until the earlier of (i) the date on which the Reorganized Homestar notifies the lessor that the Reorganized Homestar is terminating occupancy of the leasehold; or (ii) the date that is 60 days after the date on which the lessor under such a lease notifies the Debtor of a termination of such a lease; provided, however, such notice may not be delivered prior to October 31, 2001.

     34.3 Claims Based on Rejection of Executory Contracts of Unexpired Leases. Damages arising from the rejection of an executory contract or lease shall be a General Unsecured Claim against the respective Debtor that was liable on the rejected contract or lease. Any Claim for damages arising from the rejection of an executory contract or lease must be asserted in a timely filed proof of claim. All proofs of claim with respect to Claims arising from the rejection of an executory contract or unexpired lease shall be filed with the Bankruptcy Court no later than the thirtieth (30th) day following the earlier of: (a) the date of entry of an order of the Bankruptcy Court approving such rejection, or
(b) the Effective Date of the Plan. Any

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

Claims not filed within such times shall be forever barred from assertion against the Debtor or the Reorganized Debtor.

                                   ARTICLE 35
                             EFFECT OF REJECTION BY
                          ONE OR MORE CLASSES OF CLAIMS

     35.1 Impaired Classes to Vote. Each impaired class of Claims and Interests shall be entitled to vote separately to accept or reject the Plan. A holder of a Disputed Claim which has not been temporarily allowed for purposes of voting on the Plan may vote only such Disputed Claim in an amount equal to the portion, if any, of such Claim shown as fixed, liquidated and undisputed in the Debtor's Schedules and is not the subject of a subsequently filed objection as to such fixed, liquidated, undisputed amount.

     35.2 Acceptance by Class of Creditors. A class shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Allowed Claims of such class that have voted to accept or reject the Plan.

     35.3 Reservation of Cramdown Rights. In the event that any impaired class shall fail to accept this Plan in accordance with section 1129(a) of the Bankruptcy Code, the Debtors reserve the right to request the Bankruptcy Court to confirm the Plan in accordance with the provisions of the section 1129(b) of the Bankruptcy Code.

                                   ARTICLE 36
                             EFFECT OF CONFIRMATION

     36.1 Legally Binding Effect. The provisions of this Plan shall bind all Creditors and Interest holders, whether or not they accept this Plan. On and after the Effective Date, all holders of Claims shall be precluded and enjoined from asserting any Claim against the Debtors or their assets or properties based on any transaction or other activity of any kind that occurred prior to the Confirmation Date except as permitted under the Plan.

     36.2 Revesting of Property in Debtors. Subject to the terms of this Plan, the Exit Finance Facility and the Confirmation Order, upon the Effective Date of the Plan, all property of the Debtors' estate shall vest in and become the property of the respective Reorganized Debtor that owned such property prior to the commencement of these Chapter 11 Cases, including without limitation all Claims, causes of action, alter-ego rights, derivative claims, breach of fiduciary duty claims, veil piercing rights and all other property of the respective estates as such property is defined by Section 541 of the Bankruptcy Code and applicable bankruptcy law.

     36.3 Liens, Claims and Encumbrances. Except as otherwise specifically provided in this Plan, the Exit Finance Facility or in the Confirmation Order, on the Effective Date of the Plan all property vesting in and becoming property of a Reorganized Debtor shall be free of all Liens, claims and encumbrances.

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     36.4 Confirmation as to Only Some Debtors. If the Court confirms the Plan as to some but not all Debtors, then the Plan shall be effective as to those Debtors for which the Court confirms confirmation and shall not be effective for those Debtors for which the Court denies confirmation. If the Court denies confirmation for American Homestar Corporation, then the term "Reorganized Homestar" as utilized in this Plan shall mean a new entity to be formed by those Debtors for which the Plan is confirmed; provided however, the Plan must nevertheless comply with the requirements of the Exit Finance Facility unless such requirements are waived by Associates.

     36.5 Injunction. Except and otherwise provided in the Plan, holders of Claims are enjoined from threatening, commencing or continuing any lawsuit or other legal or equitable action against a Debtor or a Debtor's property to recover any Claim or Interest.

     36.6 Causes of Action. All claims recoverable under section 550 of the Bankruptcy Code are hereby preserved and retained for enforcement by the Debtors after the Effective Date. All claims against Associates have previously been released and are confirmed as released under this Plan.

                                   ARTICLE 37
                            RETENTION OF JURISDICTION

     37.1 Exclusive Bankruptcy Court Jurisdiction. The Court shall retain and have exclusive jurisdiction over the Chapter 11 Cases for the follow purposes following the Confirmation Date:

         37.1.1 To determine any and all objections to the allowance and classification of Claims or Interests;

         37.1.2 To determine the validity and priority of any Lien;

         37.1.3 To determine the Allowed Amount of any Claim, whether secured or unsecured, other than the Claims of Associates which are Allowed as set forth in this Plan;

         37.1.4 To allow any and all applications for allowances of compensation and reimbursement of expenses payable from the estate;

         37.1.5 To determine any and all applications or motions pending before the Court on the Effective Date of the Plan, including without limitation any motions for the rejection, assumption or assumption and assignment of any executory contract or unexpired lease.

         37.1.6 To consider and approve any modification of this Plan, remedy any defect or omission or reconcile any inconsistency in the Plan, or any order of the Court, including the Confirmation Order;

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         37.1.7 To hear and determine all controversies, suits and disputes that may arise in connection with the interpretation, enforcement or consummation of this Plan, the Exit Finance Facility, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument or other document governing or related to any of the foregoing;

         37.1.8 To consider and act on the compromise and settlement of any claim or cause of action by or against a Debtor;

         37.1.9 To issue orders in aid of execution and implementation of this Plan, the Exit Finance Facility and the Confirmation Order, to the extent authorized by 11 U.S.C. Section 1142 or provided by the terms of this Plan;

         37.1.10 To enforce the rights and remedies of Associates under this Plan, the Exit Finance Facility and the Confirmation Order;

         37.1.11 To hear and determine matters concerning federal, state or local taxes in accordance with Sections 346, 505 or 1146 of the Bankruptcy Code; and

         37.1.12 To enter an order closing this Chapter 11 Case after the obligations outstanding under the Exit Finance Facility and shall have been paid off, satisfied and discharged in full.

     37.2 Limitation on Jurisdiction. In no event shall the provisions of this Plan be deemed to confer in the Bankruptcy Court jurisdiction greater than that established by the provisions of 28 U.S.C. Sections 157 and 1334.

                                   ARTICLE 38
                           CONDITIONS TO CONFIRMATION
                            AND CONSUMMATION OF PLAN

     38.1 Conditions to Confirmation of Plan. The Plan will not be confirmed unless the Confirmation Order shall be entered on or prior to August 1, 2001, time being strictly of the essence, or by such later date as to which Associates shall give its prior written consent. If Associates votes to accept the Plan, Associates' acceptance shall be null and void unless the Confirmation Order is reasonably acceptable to Associates, as set forth in section 38.2 hereof.

     38.2 Form of Confirmation Order. It shall be a condition to confirmation that the Confirmation Order shall be reasonably acceptable to Associates; provided, however, that in order for such Confirmation Order to be reasonably acceptable to Associates, it must not, among other things, materially and adversely affect any of the rights or remedies of Associates as provided in and contemplated by this Plan, the Stipulated Order, the Exit Finance Facility or any of the other Plan Documents; provided, further, however, that if Associates shall not consent to the Confirmation Order and the Debtors assert that Associates failed to act reasonably in connection therewith, then the issue of whether Associates acted reasonably shall

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

be promptly determined by the Bankruptcy Court. In addition to the other requirements set forth in this Plan, the Confirmation Order shall:

         38.2.1 Provide that the real property leases of the Debtors may be assumed and rejected in the manner set forth in Article 34 hereof;

         38.2.2 Provide that the Debtors shall execute and deliver such financing statements, security agreements, mortgages and other financing documents necessary to perfect and/or maintain the priority of Associates' Liens with respect to the Collateral described in the Exit Finance Facility.

         38.2.3 Provide that the transactions contemplated in the Plan and the Exit Finance Facility, including without limitation the recordation of mortgages, shall be exempt from the imposition and payment of any transfer taxes pursuant to Sections 1146(c), 505(a), 106, and 1141 of the Bankruptcy Code;

         38.2.4 Provide that in no event and under no circumstances shall Associates' Claims or Associates' Collateral be subject to any surcharge under Section 506(c) of the Bankruptcy Code or otherwise;

         38.2.5 Provide that the Debtors' leases shall be assigned to Associates as collateral under the Exit Finance Facility notwithstanding any restrictions on assignments contained in such leases, and without the imposition or payment of any transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code.

         38.2.6 Expressly find, conclude and determine that the Disclosure Statement contained "adequate information" within the meaning of
         Section 1125 of the Bankruptcy Code.

     38.3 Timing. The Confirmation Order shall have been entered not later than August 1, 2001, time being strictly of the essence, or by such later date as to which Associates shall give its prior written consent.

     38.4 Annulment of Plan if Conditions Not Waived or Satisfied. The Debtors reserve the right to waive any of the conditions precedent to the effectiveness of either the Confirmation Order or the Plan. If any of the conditions precedent are not waived, and are not satisfied within the specified time periods or can no longer occur, the Confirmation Order will be annulled and the Debtor and all parties in interest will return to the status quo ante immediately before the entry of the Confirmation Order. The Debtors' waiver of any such conditions shall be subject to the consent of Associates, which consent shall not be unreasonably withheld pursuant to the provisions of paragraph 31 of the Stipulated Order.

     38.5 Approval of Exit Finance Facility. It shall be a condition to confirmation of the Plan that the Confirmation Order shall provide that (i) the Exit Finance Facility is approved; and (ii) the Prepetition Liens (as that term is defined in the Stipulated Order), and post-petition Liens

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and security interests of Associates with respect to the Post-Petition
Collateral (as that term is defined in the Stipulated Order) are valid, fully perfected and enforceable; and the Claims of Associates, both prepetition and post-petition are Allowed, without any defect, offset, counterclaim, or defense, shall not be subject to any avoidance action, and shall be paid only in accordance with the terms of this Plan or the Exit Finance Facility. The Confirmation Order shall further provide that (i) Associates acted in good faith and is entitled to the protections of Section 364(e) of the Bankruptcy Code; and
(ii) under no circumstances shall Associate's Claims or Collateral be subject to any surcharge under Section 506(c) of the Bankruptcy Code or otherwise; provided, that Associates' obligations to advance funds pursuant to the Non-Core Disposition Program shall remain in full force and effect.

     38.6 Tangible Asset Requirement It shall be a condition to confirmation of the Plan that the Debtors shall have as of the Confirmation Date tangible assets, not subject to any Lien (other than a Lien that is granted to Associates) equal to an amount not less than 123% of any amounts that will be drawn on the Exit Finance Facility (without consideration of the term loan portion of the Exit Finance Facility utilized to purchase Core-Collateral) upon consummation of the Plan, with the value of such assets to be determined to be equal to (i) with respect to manufactured homes, the manufacturers' invoice price less the amount of any curtailment payments made on account of such manufactured homes; and (ii) with respect to cash and cash equivalents, the amount of the cash and cash equivalents; and (iii) with respect to all other assets, 90% of the fair market value of such assets.

     38.7 Management. It shall be a condition to confirmation of the Plan that the Debtors' management must be acceptable to Associates in its sole discretion; provided, however, that management selected by Finis F. Teeter shall be deemed acceptable to Associates and such acceptance may not be withdrawn by Associates. Mr. Teeter is not necessarily the only management for the Debtors that could be acceptable to Associates in its sole discretion.

     38.8 New Obligations. It shall be a condition to confirmation of the Plan that the Debtors must not have obligations under the Plan which obligations would require payment if such payment would result in the Debtors having assets, not subject to any Lien (other than a Lien that is granted to Associates) equal to less than 123% of any amounts outstanding from time-to-time on the Exit Finance Facility (without consideration of the term loan portion of the Exit Finance Facility utilized to purchase Core-Collateral), with the value of such assets to be determined to be equal to (i) with respect to manufactured homes, the manufacturers' invoice price less the amount of any curtailment payments made on account of such manufactured homes; and (ii) with respect to cash and cash equivalents, the amount of the cash and cash equivalents; and (iii) with respect to all other assets, 90% of the fair market value of such assets.

     38.9 Encumbrances. It shall be a condition to confirmation of the Plan that there shall be no encumbrances placed on any Collateral of Associates or of any Collateral of Associates under the Exit Finance Facility that is senior, junior to or pari passu with the liens and security interests of Associates.

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     38.10 Notice. It shall be a condition to confirmation of the Plan that notice of the Confirmation Hearing and of this Plan shall have been served on those Persons and in accordance with the provisions of the Bankruptcy Code and the Bankruptcy Rules, on all holders of Liens on any Collateral granted or to be granted to Associates, and on the attorneys general for all jurisdictions in which the Debtors conduct business, and shall be published in the Wall Street Journal on at least two occasions prior to July 17, 2001.

                                   ARTICLE 39
                          CONDITIONS TO EFFECTIVE DATE

     The Plan shall not become effective and the Effective Date shall not occur unless (i) the Confirmation Order shall have been entered and is not subject to any stay; (ii) the Effective Date is on or before September 1, 2001, time being strictly of the essence; (iii) all of the conditions to confirmation contained in Article 38 shall continue to be satisfied as of the Effective Date; (iv) all authorizations, consents and regulatory approvals, if any, have been obtained;
(v) all Plan Documents and other applicable corporate documents necessary or appropriate to the implementation of the Plan have been executed, delivered, and where applicable, filed with the appropriate governmental authorities; and (vi) all conditions to consummation of the Exit Finance Facility shall have been satisfied. Any of the foregoing conditions may be waived pursuant to the provisions of Article 38 of this Plan.

                                   ARTICLE 40
                              CONFIRMATION FAILURE

     If the Effective Date shall not occur on or before September 1, 2001, time being strictly of the essence, then this Plan shall automatically and without the necessity of any other or further Order of the Bankruptcy Court, be null and void in all respects, and nothing contained in the Plan shall (a) constitute a waiver or release of any Claims against or Interests in the Debtors; (b) prejudice in any manner the rights of the holders of any Claims against, or Interest in, the Debtors; (c) prejudice in any manner any right, remedy or claim of the Debtors; or (d) be deemed an admission against interest by the Debtors or any party in interest.

                                   ARTICLE 41
                            MISCELLANEOUS PROVISIONS

     41.1 Termination of Committee. On the Effective Date, the Committee shall be terminated.

     41.2 Payment of Fees. Within thirty days of the date that such payments are due, the Debtors shall pay all amounts owing to the United States Trustee as fees and costs imposed in connection with these bankruptcy cases.

     41.3 Compliance with Tax Requirements. In connection with this Plan, the Debtors shall comply with all withholding and reporting requirements imposed by federal, state, and local

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PLAN OF REORGANIZATION
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

taxing authorities, and Distributions hereunder shall be subject to such withholding and reporting requirements.

     41.4 Amendment of the Plan. This Plan may be amended or modified by the Debtors before, or by the Reorganized Homestar after, the Effective Date as provided in section 1127 of the Bankruptcy Code. . Any such amendment must be approved by Associates, which approval shall not be unreasonably withheld, as determined pursuant to paragraph 31 of the Stipulated Order.

     41.5 Withdrawal of Plan. The Debtor reserves the right to withdraw this Plan at any time prior to the Confirmation Date. If the Debtors withdraw this Plan prior to the Confirmation Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute an admission, waiver or release of any Claims by or against the Debtors or any other person, or to prejudice in any manner the rights of the Debtors, the Debtors' estates or any person in any further proceedings involving the Debtors.

     41.6 Confirmation Failure If the Confirmation Order shall not be entered or the Effective Date shall not occur on or prior to the deadline for occurrence therefor, then the Plan shall automatically and without the necessity of any other or further act or instrument or order of the Bankruptcy Court, be null and void in all respects, and nothing contained in the Plan shall (a) constitute a waiver or release of any Claims against or Interests in the Debtors; (b) prejudice in any manner the rights of the holder of any Claim against, or Interest in, the Debtors; (c) prejudice in any manner any right, remedy or claim of the Debtors; or (d) be deemed an admission against interest by the Debtors or Associates or any other party in interest.

     41.7 Due Authorization By Creditors. Each and every Creditor who elects to participate in the Distributions provided for herein warrants that he is authorized to accept in consideration of his Claim against the Debtors the Distributions provided for in this Plan and that there are no outstanding commitments, agreements, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by him under this Plan.

     41.8 Filing of Additional Documentation. On or before the Effective Date, the Debtors may file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan, which documents shall be subject to the consent of Associates, which consent shall not be unreasonably withheld pursuant to the provisions of paragraph 31 of the Stipulated Order.

     41.9 Implementation. The Debtors, the Reorganized Debtors, and the Creditors' Committee shall be authorized to perform all reasonable, necessary and authorized acts to consummate the terms and conditions of the Plan.


                                       ----------------------------------------
                                       FOR EACH OF THE DEBTORS

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

FLOYD, ISGUR, RIOS & WARLICH, P.C.

Marvin Isgur
David R. Jones
700 Louisiana, Suite 4600
Houston, Texas 77002
(713) 222-1470
(713) 222-1475 (fax)
(E-mail: misgur@floydisgur.com)

ATTORNEYS FOR THE DEBTORS

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PLAN OF REORGANIZATION
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

                                  SCHEDULE 1.68
                          NON-CORE DISPOSITION PROGRAM

     1. At any time and from time to time on fifteen days written notice to the Reorganized Debtors, Associates may terminate the Non-Core Disposition Program set forth herein. In the event of such termination, (a) Associates shall pay to the Reorganized Debtors any amounts owed by Associates with respect to the Non-Core Collateral that is the subject of such notice pursuant to paragraph 3 hereof; (b) the Reorganized Debtors shall pay to Associates any amounts owed by the Reorganized Debtors, with respect to the Non-Core Collateral that is the subject of such notice; and (c) all right, title and interest in such Non-Core Collateral shall be transferred to Associates in satisfaction of Associates' Secured Claims related to such Non-Core Collateral; provided that the Reorganized Debtors' obligations arising under the Exit Finance Facility shall not be diminished or affected by any such termination. All of the provisions of the Stipulated Order regarding or relating to the Non-Core Collateral shall remain in full force and effective and operative as of and from and after the Effective Date

     2. Paragraph 1B of the Stipulated Order is hereby incorporated by reference and reaffirmed herein as if fully set forth herein in its entirety. From and after the Effective Date and for so long as Associates shall not have exercised the rights granted to Associates pursuant to paragraph 1B of the Stipulated Order or paragraph 1 above, the Reorganized Debtors shall, and hereby are directed to, sell or otherwise dispose of the Non-Core Collateral on behalf of, for the sole and exclusive benefit of and, as agent for, Associates. The Reorganized Debtors are authorized to sell the Non-Core Collateral under the Reorganized Debtors' names. In connection with such sale or other disposition of the Non-Core Collateral, the Reorganized Debtors and Associates are authorized to use all of the Reorganized Debtors' licenses (operating, professional or otherwise useful in the operation of the business) and all intellectual property rights, including, but not limited to, registered and unregistered trademarks, service marks, trade dress, logo, trade names, and copyrights.

     3. Subject to paragraph 9 below, the Reorganized Debtors are authorized to pay, and shall pay, all actual, documented, ordinary and necessary expenses with respect to the operation of the Non-Core Facilities, including without limitation all rents, utilities, insurance, salaries, advertising expenses and an overhead charge (the "Non-Core Facilities Expenses"). The overhead charge shall be $4,000 per Non-Core Facility per month (subject to proration) for the period through the date on which the obligations hereunder are satisfied. At any time and from time to time, Associates shall have the right to notify the Reorganized Debtors in writing that the Reorganized Debtors shall no longer dispose of the Non-Core Collateral in one or more of the Non-Core Facilities, and Associates shall have no liability, responsibility or obligation with respect to the Non-Core Facilities Expenses attributable to any Non-Core Facility that is the subject of any such written notice as of the fifteenth
(15th) calendar day following the delivery of such written notice by Associates to the Reorganized Debtors for any such expenses that accrue following such period. Non-Core Facilities Expenses shall also include any post-petition rental attributable to such facilities from the commencement of these cases through that date which is 15 calendar days after the delivery of such written notice. As of the fifteenth (15th) calendar day

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

following delivery of such written notice, the Reorganized Debtors shall have no obligations to Associates to operate any Non-Core Facility that is the subject of such written notice.

     4. The Reorganized Debtors are authorized to sell or otherwise dispose of an item of Non-Core Collateral, for the sole and exclusive benefit of Associates, free and clear of all liens, claims and encumbrances thereon upon payment to the Reorganized Debtors by the purchaser of an amount in good funds of not less than the Net Sales Proceeds (as defined below) with respect to such Non-Core Collateral, which amount shall be deposited by the Reorganized Debtors directly into the local cash collateral Depository Account (as defined in paragraph 12 below) relating to the Non-Core Facility at which the item of Non-Core Collateral was sold, as and when received. No later than the second
(2nd) business day following the date on which available funds are credited to the Reorganized Debtors' account by the local bank, the Reorganized Debtors shall transfer such amount to a separate cash collateral Depository Account held for the benefit of Associates at its corporate offices in League City, Texas (the "League City Account"). The Reorganized Debtors shall "promptly" pay the Net Sales Proceeds to Associates by wire transfer of immediately available cash funds in accordance with the terms of the Stipulated Order; it being understood that as used in this sentence, "promptly" shall mean within five business days after the transfer of the amount attributable thereto into the League City Account.

     5. Except as may otherwise be authorized herein, the Reorganized Debtors shall not sell or otherwise dispose of an item of Non-Core Collateral if the expected "Net Sales Proceeds" of the sale are less than the "Floor Plan Amount" attributable to such item unless the Reorganized Debtors shall have obtained the prior written consent of Associates to such sale or other disposition, which consent may be given or withheld by Associates in the exercise of its sole and absolute discretion. As used herein, the following terms shall have the following meanings:

          (i) Net Sales Proceeds shall be equal to the gross proceeds of any sale or other disposition minus such other expenses and costs, including the Variable Costs, attributable to such sale or other disposition.

          (ii) Variable Costs shall be equal to all sales commissions, warranty reserves (as defined below), delivery charges, completion costs, closing costs, legal costs, finance charges, customer accommodations and incentives, and installation costs attributable to the sale or other disposition of any item of Non-Core Collateral, and shall otherwise be calculated in accordance with the Retail Sales Matrix attached hereto as Schedule "A". In the event that actual Variable Costs are greater or less than estimated Variable Costs, the Reorganized Debtors and Associates shall account to one another, and promptly make payment to one another, for any such variance on not less than on a monthly basis.

          (iii) The Floor Plan Amount shall be the amount advanced by Associates with respect to a particular manufactured home, as reflected on Associates' books and records, together with any interest, fees and expenses thereon provided for in the financing agreements between the Reorganized Debtors and Associates, all of which amounts were

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

     allowed pursuant to the terms of the Stipulated Order and such allowance is hereby confirmed.

     6. Notwithstanding anything contained herein, Associates may direct the Reorganized Debtors in writing to sell or otherwise dispose of Non-Core Collateral, on an item-by-item basis or in bulk, at any price or amount which Associates, in the exercise of its sole and absolute discretion, determines to be satisfactory, and such direction shall be binding on the Debtors.

     7. Notwithstanding anything contained herein, the Reorganized Debtors may sell or otherwise dispose of an item of Non-Core Collateral if the expected Net Sales Proceeds of the sale or other disposition of such item are less than the Floor Plan Amount attributable to such item under the following conditions: (x) If the sale or other disposition shall have been approved in writing in advance by Associates, which approval may be given or withheld by Associates in the exercise of its sole and absolute discretion; or (y) if the sale satisfies the terms and conditions set forth in the Retail Sales Matrix attached hereto as Exhibit "A".

     8. Notwithstanding anything contained herein, and without the necessity of any other or further notice to any person, party or entity, the Reorganized Debtors may sell or otherwise dispose of Non-Core Collateral in accordance with the terms set forth with respect to bulk sales in the Retail Sales Matrix provided that any such bulk sale or bulk disposition shall have been approved in writing in advance by Associates, which approval may be given or withheld by Associates in the exercise of its sole and absolute discretion. Associates and the Debtors shall be, and the Confirmation Order shall provide that they are, exempt from complying with any and all applicable bulk sales laws, rules and/or regulations.

     9. Subject to the terms hereof, the amounts set forth in paragraph 3 hereof shall be advanced by the Reorganized Debtors and promptly reimbursed in Cash by Associates to the Reorganized Debtors within three business days after presentation by the Reorganized Debtors of an invoice and supporting documentation reasonably satisfactory to Associates evidencing such expenditures. Notwithstanding anything contained in the Plan or the Confirmation Order, the total amount of Associates monthly obligations in respect of paragraph 3 hereof or this paragraph 9 shall in no event exceed (i) the lesser of (x) the sum of 125% of the total amount set forth with respect to each Non-Core Facility on Exhibit "B" hereto on an individual Non-Core Facility basis; and (y) $50,000 in the aggregate per month in excess of the total amount allowed per month as reflected on Exhibit "B"; plus (ii) any amounts which Associates separately requests or approves to be expended. Pursuant to the Stipulated Order, Associates was granted a first priority security interest in and lien on (which was not subject to any priming or subordination) the proceeds from any sale or other disposition, directly or indirectly of (i) the Reorganized Debtors' retail leases, occupancy agreements or other similar agreements relating to the Non-Core Facilities and (ii) the Reorganized Debtors' furniture, fixtures and equipment relating to the Non-Core Facilities, which security interests and liens shall be, and hereby are reaffirmed in all respect and are, fully perfected without the necessity of filing any financing statement or taking any other step or action in order to perfect same. With respect to the Non-Core Collateral and the operation thereof, in no event shall the Reorganized Debtors have any liability to

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
PLAN OF REORGANIZATION
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

reimburse Associates for payment of any advances made by Associates in excess of the value of the items pledged in this paragraph.

     10. All Net Sales Proceeds generated from the sale or other disposition of any and all Non-Core Collateral at any time and from time shall be paid to Associates, which Associates shall be entitled to retain as its sole and exclusive property free of liens, claims, rights, interests and encumbrances of any kind or nature, and shall be applied by Associates, first, as Associates deems fit, to pay Associates' Pre-Petition Secured Claims together with interest, fees, costs and expenses thereon for Floor Plan Amounts advanced prior to January 11, 2001 (the "Petition Date"), and second, as Associates deems fit, for any advances made by Associates after the Petition Date pursuant to the Stipulated Order or this Plan together with interest, fees, costs and expenses thereon. Such Net Sales Proceeds shall be paid to Associates as and when provided herein. In the event that the Reorganized Debtors recover funds, directly or indirectly, from the sale, assignment or other disposition of any retail lease, occupancy agreement or other similar agreement relating to the Non-Core Facilities, or any furniture, fixtures, office or equipment relating to the Non-Core Facilities (collectively, the "Occupancy Assets"), Associates shall be reimbursed for its advances made under the Stipulated Order and this Plan, as the case may be, to the extent of the lesser of (i) the actual advances made by Associates with respect to such Non-Core Facility; and (ii) the net proceeds received by the Debtors as a result of such sale, assignment or other disposition. Associates shall credit the Reorganized Debtors with the fair market value of any Occupancy Assets which are sold or foreclosed upon by Associates or otherwise disposed of.

     11. At any time and from time to time, Associates shall have the sole and exclusive right to transfer or consolidate the Non-Core Collateral to other Non-Core Facilities or otherwise, for the purpose of sale, consolidation, storage, display and warehousing of the Non-Core Collateral.

     12. In order to provide a mechanism to ensure the prompt payment to Associates of sale proceeds or other funds that are received by any one or more of the Reorganized Debtors in trust for associates, the Reorganized Debtors shall continue to use the depository accounts established for this purpose pursuant to the Stipulated Order (the "Depository Accounts"). All of the Depository Accounts shall be deemed to constitute cash collateral accounts for the benefit of Associates as set forth in the Stipulated Order. A list identifying the Depository Accounts by name, location and account number is annexed hereto as Exhibit 1.68A.

DEBTORS' THIRD AMENDED JOINTLY PROPOSED
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PAGE 143